UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22959

1290 FUNDS

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

WILLIAM T. MACGREGOR ESQ.

Executive Vice President, General Counsel and Secretary

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the shareholder reports will be made available on the Funds’ website (www.1290Funds.com/literature.php), and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive the Funds’ shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Funds, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

Beginning on January 1, 2019, you may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-888-310-0416 or send an e-mail request to 1290Funds@dfinsolutions.com to let the Funds know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all 1290 Funds held in your account if you invest through your financial intermediary or all 1290 Funds held with the fund complex if you invest directly with the Funds.

1290 Funds

Annual Report

October 31, 2019

Market Overview for the year ended October 31, 2019

Over the past year, early tax and regulatory reform optimism collided with headwinds from trade policy uncertainty, interest rate angst, and emerging market distress, creating a volatile trading environment. Amid signs of slowdown, central banks around the world took steps to stimulate their economies; despite relatively robust U.S. macroeconomic data, the U.S. Federal Reserve cut interest rates in both August and September, the first decreases since the Global Financial Crisis of 2008.

Although the yield curve briefly steepened in response to the Fed’s meeting in the fourth quarter of 2018, driven by a fall in short-end yields, the past year has been characterized by a strong flattening of the Treasury curve. As 2019 began, the U.S. bond market rallied, with U.S. investment-grade corporate credit delivering strong returns, as did U.S. high yield. In the second quarter, the 10-year U.S. Treasury yield fell to 2.01%, its lowest level since late 2016. The amount of negative-yielding debt in the world surged in June to a record of over 13 trillion U.S. dollars. During late summer, central banks around the world eased monetary policy, and yields fell — generating higher government bond returns than most investors expected. The market value of negative-yielding bonds swelled to around 17 trillion U.S. dollars. The 10-year U.S. Treasury yield, returned to historical lows during the third quarter, edging up slightly at the third quarter’s end. Headwinds from the U.S.-China trade conflict, as well as weaker-than-expected economic data, appeared to cause long-duration assets such as investment-grade corporate bonds and Treasuries to outperform shorter-duration sectors such as collateralized loan obligations and asset-backed securities. The most closely watched part of the U.S. yield curve — the gap between two- and 10-year yields — inverted temporarily in August, stoking fear that a recession may be coming.

The U.S. stock market started off the period exhibiting extreme volatility as December of 2018 was the worst month for equity markets since World War II. Economically sensitive industrial stocks, especially on the small- and mid-cap side, took the brunt of the market’s concern. The market recouped all of those December losses in the first quarter as U.S. stocks registered their best first quarter since 1998. This rally was fueled by a shift in Fed policy and renewed hopes of a trade deal with China. The second quarter was once again marked by volatility as investors were forced to weigh weaker economic data against the possibility of an upcoming July rate cut. Despite another volatile quarter, the market ended June sitting right around its all-time high. The U.S. entered the third quarter with the longest expansion on record for the economy, the lowest unemployment since the 1960s, household wealth at a record high, and solid housing growth, all while inflation remained tame. Despite a decelerating economy and rising geopolitical risks, the S&P 500 finished the third quarter only 1.5 percentage points below its all-time high. Stocks have continued to rally into November, setting record highs as a solid October jobs report, improving China trade talks, easy central bank monetary policies, and the December UK election date agreement all fuelled the advance.

Global equity markets rose in value in the year ended October 31, 2019, with the MSCI World Index gaining almost 13% in U.S. dollar terms. Stocks’ continued climb came in spite of increased volatility, with escalating U.S./China trade tensions — and growing concerns about their potential impact on global economic growth — intermittently affecting investor sentiment. In this context, less cyclical stocks and sectors generally led the market, with real estate delivering the strongest returns.

Source: AXA Equitable Funds Management Group, LLC doing business as 1290 Asset Managers®. As of 10/31/19.

This information is provided for general information only and is not intended to provide specific advice or recommendations for any individual investor.

PAST PERFORMANCE IS NO GUARANTEE OP FUTURE RESULTS. No investment is risk-free. Bond investments are subject to interest rate risk so that when interest rates rise, the prices of bonds can decrease and the investor can lose principal value. High yield bonds are subject to a high degree of credit and market risk. International securities carry additional risks including currency exchange fluctuation and different government regulations, economic conditions or accounting standards. Smaller company stocks involve a greater risk than is customarily associated with more established companies. Index performance is referenced for illustrative purposes only. You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change. Please see the Portfolio of Investments for a complete list of fund holdings.

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the 1290 Funds as shown on the following pages compares each Fund’s performance to that of a broad-based securities index and, with respect to certain Funds, customized composite benchmarks. Each Fund’s rates of return are net of investment advisory fees and expenses of the Fund. Each Fund has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Fund will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Benchmarks

60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the S&P 500® Index at a weighting of 60% and the Bloomberg Barclays U.S. Aggregate Bond Index at a weighting of 40%.

Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

ICE BofAML U.S. 3-Month Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

ICE BofAML U.S. Convertibles Index consists of U.S. dollar denominated investment grade and non-investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

ICE BofAML U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

Morgan Stanley Capital International (MSCI) ACWI (Net) Index (“MSCI ACWI (Net) Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 24 emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) ACWI Minimum Volatility (Net) Index (“MSCI ACWI Minimum Volatility (Net) Index”) aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 23 developed markets and 23 emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI ACWI Index.

Morgan Stanley Capital International (MSCI) World (Net) Index (“MSCI World (Net) Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.

Russell 2500™ Value Index measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

The Standard & Poor’s Target Date Index Series (each, an “S&P Target Date Index”) comprises eleven multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.

The CBOE Volatility Index (known as the VIX), is measure of constant, 30-day expected volatility of the U.S. stock market, derived from prices of the S&P 500 Index call and put options.

Glossary

Derivative is a financial instrument with a price that is dependent upon or derived from one or more underlying assets.

Diversified spread is the sale of multiple, diversified futures contracts and the purchase of other multiple, diversified offsetting futures contracts. A spread tracks the difference between a long and short position.

Mortgage backed security (MBS) is a type of asset-backed security that is secured by a mortgage or collection of mortgages.

Quantitative easing is the introduction of new money into the money supply by a central bank.

Shiller Barclays Cyclically Adjusted Price-to-Earnings (CAPE) Total Return Index aims to identify undervalued sectors in the large-cap equity market based on a modified CAPE® ratio, which is designed to assess longer term equity valuations by using an inflation adjusted earnings horizon.

Smart beta defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization based indices.

Swap is a derivative contract through which two parties exchange financial instruments.

1290 CONVERTIBLE SECURITIES FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	Palisade Capital Management, L.L.C.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

		1 Year	Since Incept.
Fund – Class A Shares*	without Sales Charge	13.20%	6.02%
	with Sales Charge (a)	8.07	4.90
Fund – Class I Shares*		13.58	6.30
Fund – Class R Shares*		13.07	5.77
ICE BofAML U.S. Convertibles Index		12.45	7.67

* Date of inception 7/6/15. (a) A 4.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Convertible Securities Fund and the ICE BofAML U.S. Convertibles Index from 7/6/15 to 10/31/19. The performance of the ICE BofAML U.S. Convertibles Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML U.S. Convertibles Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of October 1, 2019, the gross expense ratios for Class A, I and R shares were 1.94%, 1.69% and 2.19%, respectively. The net expense ratios for Class A, I and R shares were 1.15%, 0.90% and 1.40%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2021. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 13.58% for the year ended October 31, 2019. The Fund’s benchmark, the ICE BofAML U.S. Convertibles Index, returned 12.45% over the same year.

Overview — Palisade Capital Management, L.L.C.

The Fund overcame a slow start to post strong performance over the past year. The sharp, sentiment-driven selloff that brought 2018 to a close did not carry into 2019, and as a result, many of the Fund’s early underperforming holdings rebounded and rallied strongly throughout the course of the year. Shrugging off China trade concerns and signs of slowing global growth, major U.S. equity market indexes finished the period near record highs, helping to drive convertible returns. Both credit and volatility were weaker but were offset by an accommodative Federal Reserve stance which pushed rates lower.

As the year progressed, the market did experience a change in sentiment as investors began to shift their focus towards value-oriented names and away from growth-oriented names. This rotation caused Value convertibles to outperform Growth convertibles over the twelve-month period ending October 31, 2019 for the first time in nearly 18 years. Despite the Fund’s general focus on Growth convertibles, the Fund was able to navigate this unusual weakness with strong security selection and still post robust returns for the period. In addition, the Fund’s positioning in outperforming larger capitalization names over underperforming smaller capitalization names was an additional tailwind for performance.

Given strong recent market returns and the prospect of an election year looming, we remain mindful of the risk side of the equation as much as the reward side. While the U.S. remains one of the most attractive markets in which to invest, the macro environment remains unsettled and the potential for heightened volatility remains. We continue to favor larger, more stable, and higher quality credit issuers to better navigate this uncertain environment. While Growth has underperformed Value recently, we believe this is a short-term phenomenon rather than a long-term secular shift that would warrant a change in our strategic bias towards Growth. Convertibles remain, in our view, an ideal asset class to help investors continue to participate in the strong equity market rally while providing downside support if volatility should ratchet higher in the coming year.

Fund Highlights

What helped performance during the year?

•	The Fund benefited from security selection in the technology sector, driven by a triple-digit return from Novellus Systems, Inc. 2.625%.

•	Outperformance in the financials and health care sectors was attributable to strong returns from LendingTree, Inc. 0.625% and Exact Sciences Corporation 1.000%, respectively.

1290 CONVERTIBLE SECURITIES FUND (Unaudited)

•

Elsewhere, the Fund benefited from good security selection in the consumer discretionary sector where Mercadolibre, Inc. 2.000% posted a strong return, and from an underweight to the weak energy sector.

What hurt performance during the year?

•	The Fund was held back by unfavorable security selection in the industrials sector. Notably, Greenbrier Companies, Inc. 2.875% was an underperformer for the period.

•	An underweight exposure to the outperforming utilities sector and an overweight exposure to the underperforming transportation sector were also detractors from results relative to the benchmark.

•	Elsewhere, an overweight exposure to the health care sector, which did not keep pace with the overall benchmark return, weighed heavily on results.

Fund Characteristics As of October 31, 2019
Weighted Average Life (Years)	N/A
Weighted Average Coupon (%)	N/A
Weighted Average Effective Duration (Years)*	N/A
Weighted Average Rating**	BB

*  Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2019	% of Net Assets
Information Technology	37.0%
Health Care	24.2
Financials	9.3
Consumer Discretionary	8.0
Industrials	7.0
Communication Services	5.1
Real Estate	2.0
Utilities	1.5
Materials	0.9
Energy	0.9
Consumer Staples	0.5
Investment Company	0.5
Cash and Other	3.1

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class A
Actual	$1,000.00	$1,018.40	$6.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.99	6.28
Class I
Actual	1,000.00	1,020.50	5.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.25	5.01
Class R
Actual	1,000.00	1,018.40	7.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.73	7.54

*  Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 1.23%, 0.98% and 1.48%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Convertible Bonds (79.0%)
Communication Services (5.1%)
Diversified Telecommunication Services (0.4%)
Vonage Holdings Corp.
1.750%, 6/1/24§	$106,000	$102,506

Entertainment (1.7%)
Live Nation Entertainment, Inc.
2.500%, 3/15/23	105,000	128,456
Pandora Media LLC
1.750%, 12/1/23	177,000	213,779
Zynga, Inc.
0.250%, 6/1/24§	99,000	101,213

		443,448

Interactive Media & Services (0.9%)
Momo, Inc.
1.250%, 7/1/25	61,000	55,999
Twitter, Inc.
0.250%, 6/15/24	171,000	163,262

		219,261

Media (2.1%)
DISH Network Corp.
3.375%, 8/15/26	395,000	369,349
Liberty Interactive LLC
1.750%, 9/30/46§	116,000	164,145

		533,494

Total Communication Services		1,298,709

Consumer Discretionary (8.0%)
Diversified Consumer Services (1.1%)
Chegg, Inc.
0.125%, 3/15/25§	299,000	279,804

Hotels, Restaurants & Leisure (1.0%)
Caesars Entertainment Corp.
5.000%, 10/1/24	145,000	256,686

Internet & Direct Marketing Retail (4.5%)
Booking Holdings, Inc.
0.350%, 6/15/20	306,000	476,235
Etsy, Inc.
(Zero Coupon), 3/1/23	107,000	151,271
0.125%, 10/1/26§	106,000	95,736
IAC Financeco 3, Inc.
2.000%, 1/15/30§	300,000	333,665
Wayfair, Inc.
0.375%, 9/1/22	70,000	74,004

		1,130,911

Specialty Retail (1.4%)
Guess?, Inc.
2.000%, 4/15/24§	100,000	95,313
RH
(Zero Coupon), 6/15/23	228,000	257,357

		352,670

Total Consumer Discretionary		2,020,071

Consumer Staples (0.5%)
Personal Products (0.5%)
Herbalife Nutrition Ltd.
2.625%, 3/15/24	132,000	132,968

Total Consumer Staples		132,968

Energy (0.9%)
Energy Equipment & Services (0.5%)
SEACOR Holdings, Inc.
3.250%, 5/15/30	148,000	133,860

Oil, Gas & Consumable Fuels (0.4%)
Cheniere Energy, Inc.
4.250%, 3/15/45	120,000	94,050

Total Energy		227,910

Financials (2.5%)
Capital Markets (0.8%)
New Mountain Finance Corp.
5.750%, 8/15/23	199,000	208,313

Consumer Finance (0.7%)
Encore Capital Group, Inc.
3.250%, 10/1/25§	72,000	74,170
PRA Group, Inc.
3.500%, 6/1/23	99,000	100,100

		174,270

Mortgage Real Estate Investment Trusts (REITs) (0.3%)
Western Asset Mortgage Capital Corp. (REIT)
6.750%, 10/1/22	60,000	60,817

Thrifts & Mortgage Finance (0.7%)
LendingTree, Inc.
0.625%, 6/1/22	101,000	182,020

Total Financials		625,420

Health Care (19.3%)
Biotechnology (8.4%)
BioMarin Pharmaceutical, Inc.
1.500%, 10/15/20	211,000	221,457
Clovis Oncology, Inc.
2.500%, 9/15/21	128,000	106,358
Exact Sciences Corp.
1.000%, 1/15/25	289,000	401,931
Incyte Corp.
1.250%, 11/15/20	75,000	122,903
Inovio Pharmaceuticals, Inc.
6.500%, 3/1/24§	66,000	46,035
Insmed, Inc.
1.750%, 1/15/25	175,000	149,398
Invitae Corp.
2.000%, 9/1/24§	22,000	19,924
Ionis Pharmaceuticals, Inc.
1.000%, 11/15/21	81,000	89,179
Ligand Pharmaceuticals, Inc.
0.750%, 5/15/23	315,000	273,062
Medicines Co. (The)
2.500%, 1/15/22	131,000	210,255
Neurocrine Biosciences, Inc.
2.250%, 5/15/24	150,000	218,914

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Principal Amount	Value (Note 1)

Repligen Corp.
0.375%, 7/15/24	$67,000	$66,993
Retrophin, Inc.
2.500%, 9/15/25	58,000	43,489
Sarepta Therapeutics, Inc.
1.500%, 11/15/24	110,000	155,115

		2,125,013

Health Care Equipment & Supplies (4.7%)
CONMED Corp.
2.625%, 2/1/24§	144,000	197,608
DexCom, Inc.
0.750%, 5/15/22	117,000	190,723
Insulet Corp.
1.375%, 11/15/24	124,000	205,762
0.375%, 9/1/26§	67,000	64,027
Nevro Corp.
1.750%, 6/1/21	182,000	206,334
NuVasive, Inc.
2.250%, 3/15/21	71,000	89,083
Wright Medical Group NV
2.250%, 11/15/21	204,000	240,164

		1,193,701

Health Care Providers & Services (1.7%)
Anthem, Inc.
2.750%, 10/15/42	54,000	204,084
Molina Healthcare, Inc.
1.125%, 1/15/20	74,000	213,932

		418,016

Health Care Technology (1.3%)
Evolent Health, Inc.
2.000%, 12/1/21	124,000	108,879
Teladoc Health, Inc.
3.000%, 12/15/22	123,000	230,265

		339,144

Life Sciences Tools & Services (1.0%)
Illumina, Inc.
0.500%, 6/15/21	148,000	192,407
(Zero Coupon), 8/15/23	66,000	71,343

		263,750

Pharmaceuticals (2.2%)
Dermira, Inc.
3.000%, 5/15/22	174,000	144,420
Horizon Pharma Investment Ltd.
2.500%, 3/15/22	91,000	109,057
Jazz Investments I Ltd.
1.875%, 8/15/21	241,000	240,395
Paratek Pharmaceuticals, Inc.
4.750%, 5/1/24	91,000	55,846

		549,718

Total Health Care		4,889,342

Industrials (5.8%)
Aerospace & Defense (0.3%)
Aerojet Rocketdyne Holdings, Inc.
2.250%, 12/15/23	46,000	79,634

Air Freight & Logistics (1.2%)
Atlas Air Worldwide Holdings, Inc.
1.875%, 6/1/24	131,000	102,034
Echo Global Logistics, Inc.
2.500%, 5/1/20	200,000	198,048

		300,082

Construction & Engineering (1.4%)
Dycom Industries, Inc.
0.750%, 9/15/21	179,000	169,043
Tutor Perini Corp.
2.875%, 6/15/21	209,000	198,410

		367,453

Machinery (2.2%)
Chart Industries, Inc.
1.000%, 11/15/24§	88,000	105,698
Fortive Corp.
0.875%, 2/15/22§	331,000	326,557
Greenbrier Cos., Inc. (The)
2.875%, 2/1/24	124,000	118,969

		551,224

Transportation Infrastructure (0.7%)
Macquarie Infrastructure Corp.
2.000%, 10/1/23	191,000	179,603

Total Industrials		1,477,996

Information Technology (35.3%)
Communications Equipment (2.5%)
Infinera Corp.
2.125%, 9/1/24	122,000	107,284
InterDigital, Inc.
2.000%, 6/1/24§	199,000	195,976
Lumentum Holdings, Inc.
0.250%, 3/15/24	253,000	319,258

		622,518

Electronic Equipment, Instruments & Components (0.8%)
Insight Enterprises, Inc.
0.750%, 2/15/25§	67,000	72,928
TTM Technologies, Inc.
1.750%, 12/15/20	105,000	134,794

		207,722

IT Services (4.5%)
Akamai Technologies, Inc.
0.125%, 5/1/25	215,000	240,800
Euronet Worldwide, Inc.
0.750%, 3/15/49§	126,000	143,292
GDS Holdings Ltd.
2.000%, 6/1/25	56,000	59,089
KBR, Inc.
2.500%, 11/1/23§	62,000	77,629
Okta, Inc.
0.250%, 2/15/23	23,000	53,125
0.125%, 9/1/25§	67,000	63,486
Square, Inc.
0.500%, 5/15/23	347,000	382,735
Twilio, Inc.
0.250%, 6/1/23	82,000	124,617

		1,144,773

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Principal Amount	Value (Note 1)

Semiconductors & Semiconductor Equipment (12.8%)
Advanced Micro Devices, Inc.
2.125%, 9/1/26	$107,000	$464,476
Inphi Corp.
1.125%, 12/1/20	70,000	126,675
Intel Corp.
3.250%, 8/1/39	67,000	186,605
Microchip Technology, Inc.
1.625%, 2/15/25	259,000	499,708
1.625%, 2/15/27	485,000	634,906
Micron Technology, Inc.
Series F
2.125%, 2/15/33	19,000	82,402
Novellus Systems, Inc.
2.625%, 5/15/41	43,000	360,953
ON Semiconductor Corp.
1.000%, 12/1/20	199,000	240,820
Rambus, Inc.
1.375%, 2/1/23	91,000	92,444
Silicon Laboratories, Inc.
1.375%, 3/1/22	116,000	146,585
Synaptics, Inc.
0.500%, 6/15/22	174,000	164,213
Teradyne, Inc.
1.250%, 12/15/23	121,000	240,505

		3,240,292

Software (13.3%)
Blackline, Inc.
0.125%, 8/1/24§	93,000	88,295
Coupa Software, Inc.
0.125%, 6/15/25§	178,000	201,267
DocuSign, Inc.
0.500%, 9/15/23	122,000	143,267
FireEye, Inc.
0.875%, 6/1/24	255,000	251,569
Guidewire Software, Inc.
1.250%, 3/15/25	167,000	199,180
HubSpot, Inc.
0.250%, 6/1/22	80,000	136,734
New Relic, Inc.
0.500%, 5/1/23	222,000	213,364
Nutanix, Inc.
(Zero Coupon), 1/15/23	181,000	173,407
Palo Alto Networks, Inc.
0.750%, 7/1/23	288,000	316,789
Pluralsight, Inc.
0.375%, 3/1/24§	116,000	101,782
Proofpoint, Inc.
0.250%, 8/15/24§	27,000	27,945
Q2 Holdings, Inc.
0.750%, 6/1/26§	104,000	109,800
RealPage, Inc.
1.500%, 11/15/22	93,000	142,219
ServiceNow, Inc.
(Zero Coupon), 6/1/22	119,000	222,920
Splunk, Inc.
0.500%, 9/15/23	397,000	431,032
1.125%, 9/15/25	61,000	67,527
Verint Systems, Inc.
1.500%, 6/1/21	188,000	191,525

Workday, Inc.
0.250%, 10/1/22	172,000	218,749
Zendesk, Inc.
0.250%, 3/15/23	90,000	116,967

		3,354,338

Technology Hardware, Storage & Peripherals (1.4%)
Pure Storage, Inc.
0.125%, 4/15/23	247,000	259,056
Western Digital Corp.
1.500%, 2/1/24 (e)	106,000	100,523

		359,579

Total Information Technology		8,929,222

Materials (0.5%)
Metals & Mining (0.5%)
Allegheny Technologies, Inc.
4.750%, 7/1/22	42,000	67,496
Cleveland-Cliffs, Inc.
1.500%, 1/15/25	61,000	66,961

Total Materials		134,457

Real Estate (1.1%)
Equity Real Estate Investment Trusts (REITs) (0.7%)
Colony Capital, Inc. (REIT)
5.000%, 4/15/23	111,000	108,237
IH Merger Sub LLC (REIT)
3.500%, 1/15/22	54,000	74,181

		182,418

Real Estate Management & Development (0.4%)
Redfin Corp.
1.750%, 7/15/23	97,000	89,846

Total Real Estate		272,264

Total Convertible Bonds		20,008,359

Total Long-Term Debt Securities (79.0%) (Cost $18,691,610)		20,008,359

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCKS:
Financials (6.8%)
Banks (5.5%)
Bank of America Corp.,
Series L
7.250%	365	553,555
Wells Fargo & Co.,
Series L
7.500%	550	830,225

		1,383,780

Insurance (0.8%)
Assurant, Inc.,
Series D
6.500%	1,583	197,828

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Number of Shares	Value (Note 1)

Thrifts & Mortgage Finance (0.5%)
New York Community Capital Trust V,
6.000%	2,656	$134,792

Total Financials		1,716,400

Health Care (4.9%)
Health Care Equipment & Supplies (3.6%)
Becton Dickinson and Co.,
Series A
6.125%	9,652	595,335
Danaher Corp.,
Series A
4.750%	295	327,545

		922,880

Health Care Technology (0.4%)
Change Healthcare, Inc.,
6.000%	1,996	100,858

Life Sciences Tools & Services (0.9%)
Avantor, Inc.,
Series A
6.250%	4,314	224,371

Total Health Care		1,248,109

Industrials (1.2%)
Machinery (1.2%)
Fortive Corp.,
Series A
5.000%	326	293,579

Total Industrials		293,579

Information Technology (1.7%)
Semiconductors & Semiconductor Equipment (1.7%)
Broadcom, Inc.,
Series A
8.000%*	394	426,710

Total Information Technology		426,710

Materials (0.4%)
Chemicals (0.4%)
International Flavors & Fragrances, Inc.,
6.000%	2,191	102,473

Total Materials		102,473

Real Estate (0.9%)
Equity Real Estate Investment Trusts (REITs) (0.9%)
Crown Castle International Corp. (REIT),
Series A
6.875%	186	231,698

Total Real Estate		231,698

Utilities (1.5%)
Electric Utilities (0.4%)
American Electric Power Co., Inc.,
6.125%	1,990	109,430

Multi-Utilities (1.1%)
Sempra Energy,
Series A
6.000%	2,313	268,378

Total Utilities		377,808

Total Convertible Preferred Stocks (17.4%) (Cost $3,971,807)		4,396,777

SHORT-TERM INVESTMENT:
Investment Company (0.5%)
JPMorgan Prime Money Market Fund, IM Shares	132,021	132,074

Total Short-Term Investment (0.5%) (Cost $132,065)		132,074

Total Investments in Securities (96.9%) (Cost $22,795,482)		24,537,210
Other Assets Less Liabilities (3.1%)		782,214

Net Assets (100%)		$25,319,424

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2019, the market value of these securities amounted to $3,088,801 or 12.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of October 31, 2019. Maturity date disclosed is the ultimate maturity date.

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Convertible Bonds
Communication Services	$—	$1,298,709	$—	$1,298,709
Consumer Discretionary	—	2,020,071	—	2,020,071
Consumer Staples	—	132,968	—	132,968
Energy	—	227,910	—	227,910
Financials	—	625,420	—	625,420
Health Care	—	4,889,342	—	4,889,342
Industrials	—	1,477,996	—	1,477,996
Information Technology	—	8,929,222	—	8,929,222
Materials	—	134,457	—	134,457
Real Estate	—	272,264	—	272,264
Convertible Preferred Stocks
Financials	1,716,400	—	—	1,716,400
Health Care	1,248,109	—	—	1,248,109
Industrials	293,579	—	—	293,579
Information Technology	426,710	—	—	426,710
Materials	102,473	—	—	102,473
Real Estate	231,698	—	—	231,698
Utilities	377,808	—	—	377,808
Short-Term Investment
Investment Company	132,074	—	—	132,074

Total Assets	$4,528,851	$20,008,359	$—	$24,537,210

Total Liabilities	$—	$—	$—	$—

Total	$4,528,851	$20,008,359	$—	$24,537,210

The Fund held no derivatives contracts during the year ended October 31, 2019.

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$10,931,921
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$11,859,909

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,638,560
Aggregate gross unrealized depreciation	(1,067,970)

Net unrealized appreciation	$1,570,590

Federal income tax cost of investments in securities and derivative instruments, if applicable	$22,966,620

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value (Cost $22,795,482)	$24,537,210
Cash	646,000
Receivable for securities sold	544,690
Dividends, interest and other receivables	86,961
Receivable for Fund shares sold	41,649
Prepaid registration and filing fees	16,948
Other assets	445

Total assets	25,873,903

LIABILITIES
Payable for securities purchased	458,415
Dividends and distributions payable	27,536
Transfer agent fees payable	3,053
Payable for Fund shares redeemed	1,077
Administrative fees payable	198
Distribution fees payable – Class A	115
Distribution fees payable – Class R	62
Accrued expenses	64,023

Total liabilities	554,479

NET ASSETS	$25,319,424

Net assets were comprised of:
Paid in capital	$22,563,478
Total distributable earnings (loss)	2,755,946

Net assets	$25,319,424

Class A
Net asset value and redemption price per share, $572,402 / 50,952 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.23
Maximum sales charge (4.50% of offering price)	0.53

Maximum offering price per share	$11.76

Class I
Net asset value and redemption price per share, $24,599,752 / 2,189,264 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.24

Class R
Net asset value and redemption price per share, $147,270 / 13,117 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.23

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Interest	$310,963
Dividends	195,390

Total income	506,353

EXPENSES
Investment advisory fees	168,090
Professional fees	84,056
Administrative fees	36,019
Registration and filing fees	33,938
Transfer agent fees	30,640
Printing and mailing expenses	29,738
Custodian fees	16,525
Trustees’ fees	2,144
Distribution fees – Class A	1,335
Distribution fees – Class R	694
Miscellaneous	16,268

Gross expenses	419,447
Less: Voluntary waiver from investment adviser	(29,400)
Waiver from investment adviser	(149,972)

Net expenses	240,075

NET INVESTMENT INCOME (LOSS)	266,278

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	1,172,228
Net change in unrealized appreciation (depreciation) on investments in securities	1,554,811

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,727,039

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,993,317

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$266,278	$333,842
Net realized gain (loss)	1,172,228	1,094,133
Net change in unrealized appreciation (depreciation)	1,554,811	(1,515,380)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,993,317	(87,405)

Distributions to shareholders:
Class A	(29,152)	(14,254)
Class I	(1,352,512)	(777,213)
Class R	(7,315)	(3,914)

Total distributions to shareholders	(1,388,979)	(795,381)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 10,409 and 10,198 shares, respectively ]	112,483	114,133
Capital shares issued in reinvestment of dividends [ 2,313 and 1,010 shares, respectively ]	23,148	10,820
Capital shares repurchased [ (10,505) and (2,118) shares, respectively ]	(110,871)	(23,402)

Total Class A transactions	24,760	101,551

Class I
Capital shares sold [ 60,599 and 82,739 shares, respectively ]	662,358	914,895
Capital shares issued in reinvestment of dividends [ 11,004 and 4,466 shares, respectively ]	110,649	47,979
Capital shares repurchased [ (40,367) and (25,797) shares, respectively ]	(429,627)	(283,983)

Total Class I transactions	343,380	678,891

Class R
Capital shares sold [ 396 and 2,514 shares, respectively ]	4,183	27,506
Capital shares issued in reinvestment of dividends [ 154 and 69 shares, respectively ]	1,537	733
Capital shares repurchased [ (9) and (17) shares, respectively ]	(103)	(185)

Total Class R transactions	5,617	28,054

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	373,757	808,496

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,978,095	(74,290)
NET ASSETS:
Beginning of year	23,341,329	23,415,619

End of year	$25,319,424	$23,341,329

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,				July 6, 2015* to October 31, 2015
Class A	2019	2018	2017	2016
Net asset value, beginning of period	$10.52	$10.91	$9.56	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.13	0.16	0.14	0.03
Net realized and unrealized gain (loss)	1.22	(0.18)	1.43	0.04	(0.44)

Total from investment operations	1.31	(0.05)	1.59	0.18	(0.41)

Less distributions:
Dividends from net investment income	(0.23)	(0.23)	(0.24)	(0.18)	(0.03)
Distributions from net realized gains	(0.37)	(0.11)	—	—	—

Total dividends and distributions	(0.60)	(0.34)	(0.24)	(0.18)	(0.03)

Net asset value, end of period	$11.23	$10.52	$10.91	$9.56	$9.56

Total return (b)	13.20%	(0.46)%	16.82%	1.97%	(4.08)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$572	$512	$433	$374	$206
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.24%	1.30%	1.30%	1.30%	1.30%
Before waivers and reimbursements (a)(f)	1.99%	1.94%	2.07%	2.26%	2.09%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.87%	1.14%	1.54%	1.49%	1.09	%(l)
Before waivers and reimbursements (a)(f)	0.12%	0.49%	0.78%	0.52%	0.30	%(l)
Portfolio turnover rate (z)^	47%	45%	41%	32%	6%

	Year Ended October 31,				July 6, 2015* to October 31, 2015
Class I	2019	2018	2017	2016
Net asset value, beginning of period	$10.52	$10.91	$9.56	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.15	0.18	0.17	0.04
Net realized and unrealized gain (loss)	1.23	(0.17)	1.43	0.04	(0.44)

Total from investment operations	1.35	(0.02)	1.61	0.21	(0.40)

Less distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.26)	(0.21)	(0.04)
Distributions from net realized gains	(0.37)	(0.11)	—	—	—

Total dividends and distributions	(0.63)	(0.37)	(0.26)	(0.21)	(0.04)

Net asset value, end of period	$11.24	$10.52	$10.91	$9.56	$9.56

Total return (b)	13.58%	(0.23)%	17.11%	2.23%	(4.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$24,600	$22,697	$22,874	$19,584	$19,073
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.99%	1.05%	1.05%	1.05%	1.05%
Before waivers and reimbursements (a)(f)	1.74%	1.69%	1.82%	1.99%	1.72%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.12%	1.40%	1.80%	1.78%	1.37	%(l)
Before waivers and reimbursements (a)(f)	0.37%	0.75%	1.03%	0.84%	0.70	%(l)
Portfolio turnover rate (z)^	47%	45%	41%	32%	6%

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,				July 6, 2015* to October 31, 2015
Class R	2019	2018	2017	2016
Net asset value, beginning of period	$10.51	$10.91	$9.56	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.10	0.13	0.12	0.03
Net realized and unrealized gain (loss)	1.23	(0.18)	1.43	0.04	(0.45)

Total from investment operations	1.30	(0.08)	1.56	0.16	(0.42)

Less distributions:
Dividends from net investment income	(0.21)	(0.21)	(0.21)	(0.16)	(0.02)
Distributions from net realized gains	(0.37)	(0.11)	—	—	—

Total dividends and distributions	(0.58)	(0.32)	(0.21)	(0.16)	(0.02)

Net asset value, end of period	$11.23	$10.51	$10.91	$9.56	$9.56

Total return (b)	13.07%	(0.78)%	16.53%	1.72%	(4.16)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$147	$132	$109	$96	$96
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.49%	1.55%	1.55%	1.55%	1.55%
Before waivers and reimbursements (a)(f)	2.24%	2.19%	2.32%	2.49%	2.22%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.62%	0.90%	1.30%	1.28%	0.87	%(l)
Before waivers and reimbursements (a)(f)	(0.13)%	0.25%	0.53%	0.34%	0.20	%(l)
Portfolio turnover rate (z)^	47%	45%	41%	32%	6%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 DIVERSIFIED BOND FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISERS

➢	Brandywine Global Investment Management, LLC (Brandywine Global)

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

			1 Year	Since Incept.
Fund – Class A Shares*	without Sales Charge		13.08%	3.96%
	with Sales Charge (a	)	7.98	2.86
Fund – Class I Shares*			13.43	4.24
Fund – Class R Shares*			12.84	3.71
Bloomberg Barclays U.S. Aggregate Bond Index			11.51	3.52

* Date of inception 7/6/15. (a) A 4.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Diversified Bond Fund and the Bloomberg Barclays U.S. Aggregate Bond Index from 7/6/15 to 10/31/19. The performance of the Bloomberg Barclays U.S. Aggregate Bond Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2019, the gross expense ratios for Class A, I and R shares were 1.69%, 1.38% and 1.93%, respectively. The net expense ratios for Class A, I and R shares were 0.75%, 0.50% and 1.00%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2020. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 13.43% for the year ended October 31, 2019. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 11.51% over the same year.

Overview — Brandywine Global Investment Management, LLC (Brandywine Global)

Over the last year, we believe any large gains in developed market bond prices have likely run their course. However, we see potential in the emerging world. A major global policy easing cycle is underway, signaling that a potential turnaround in the current economic slump may be imminent. Deflationary pressures have encouraged emerging market monetary policy stimulus as well as developed market central bank intervention. We believe these efforts, along with lower bond yields, mortgage rates, and energy costs, are working to stabilize the global outlook, a view supported by some leading economic indicators. More interest rate cuts and stimulus measures may be in the pipeline. Specifically, we believe the Federal Reserve will cut rates further, Chinese policymakers will continue to offer stimulus, and a trade resolution — driven by political and economic self-preservation — will emerge. We believe these forces will drive the U.S. dollar lower. The main risk is that our optimism on the evolution of these three crucial factors is not realized: the trade war escalates; the Federal Reserve missteps; and/or, the Chinese fail to provide enough support. Under any of these conditions, the current slowdown could extend much longer.

Fund Highlights

The flexibility of the investment guidelines allowed the portfolio managers to nimbly position the Fund to take advantage of tactical opportunities and reallocate when risk on/risk off sentiment presented itself.

Portfolio Positioning:

•

U.S. Government/Investment Grade — At period end, we are slightly underweight U.S. treasury duration relative to the benchmark. We built U.S. Treasury duration to near all-time highs. As Treasury yields collapsed, we continuously took profit. Given the size of the recent move in Treasuries we are dubious of their valuation now, and thus underweight. We are largely neutral on investment grade credit.

•

Internal Sovereigns Developed Markets — At period end, we were short German Bunds as a relative-value trade versus the remaining U.S. Treasury holdings, and also as an overall duration hedge for the Fund.

•	Internal Sovereigns Emerging Markets — At period end, we were long select emerging markets that we believe exhibit attractive levels of high real yield and strong fundamental tailwinds.

1290 DIVERSIFIED BOND FUND (Unaudited)

•

Structured Credit — We added meaningfully to this segment of the Fund over the third quarter. Most notably, we built positions in agency pass throughs and high quality non-agency commercial mortgage-backed securities (CMBS). This was based on our view that spreads have widened materially, and on the back of the recent collapse in yields we expect forward looking volatility in Treasury markets to limit prepayments, thus, allowing us to harvest the benefits of a high spread to Treasuries with what we believe will be a narrowing trend.

•

Currency — We built our U.S. dollar allocation over the recent months in anticipation of volatility we expect related to intensification of the trade war and challenged global growth data. Our view remains bearish U.S. dollar in the intermediate term, but we believe it prudent to be nimble in our non-dollar exposures in an effort to control volatility during periods of market uncertainty.

What helped performance during the year?

•	The Fund’s ability to invest in non-U.S. dollar currencies added to Fund performance relative to the benchmark.

•	The majority of the return for the period can be attributed to U.S. Treasury duration and emerging markets exposure.

•	U.S. Government bonds and bond futures were additive to performance.

•	Select emerging markets added to performance including Mexico, Brazil and Peru.

•	Non-U.S. dollar currency positioning in select emerging markets, specifically in the Mexican Peso and South African Rand, added to performance.

•	Selectively maneuvering the duration of the Fund via U.S. Treasuries was additive.

•

The Fund was short German Bunds as a relative-value trade versus the remaining U.S. Treasury holdings, and also as an overall duration hedge for the Fund. The short German bond futures coupled with a long position in U.S. Bond futures added to performance.

•

While the Fund is predominately denominated in U.S. dollars, foreign currency forwards are used to hedge exposure to foreign securities, as well as add alpha. Currency forwards added to performance during the period.

•	The Fund held relatively modest exposure to select names within the high yield space, both through cash bonds and select credit default swaps (“CDS”), which added slightly to performance.

What hurt performance during the year?

•

While mortgages added to performance, a selection of non-agency mortgage-backed securities (MBS) underperformed the benchmark’s agency MBS positions, and the Fund’s overall mortgage allocation was underweight relative to the benchmark.

•	An underweight to the benchmark in corporate investment grade bonds underperformed the benchmark’s allocation.

•	A position in Argentinian bonds hurt performance.

•	A position in Norwegian Krone hurt performance.

Fund Characteristics As of October 31, 2019
Weighted Average Life (Years)	9.08
Weighted Average Coupon (%)	4.99
Weighted Average Effective Duration (Years)*	4.17
Weighted Average Rating**	BBB+

*  Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2019	% of Net Assets
Foreign Government Securities	24.3%
Mortgage-Backed Security	11.8
Financials	11.1
Commercial Mortgage-Backed Securities	10.5
Collateralized Mortgage Obligations	8.2
Information Technology	6.1
Energy	5.2
U.S. Treasury Obligations	5.1
Asset-Backed Securities	3.9
Investment Company	2.1
Communication Services	1.1
Health Care	1.0
Consumer Discretionary	0.8
Real Estate	0.7
Materials	0.6
Industrials	0.4
Utilities	0.3
Cash and Other	6.8

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

1290 DIVERSIFIED BOND FUND (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class A
Actual	$1,000.00	$1,064.00	$3.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class I
Actual	1,000.00	1,065.20	2.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.68	2.55
Class R
Actual	1,000.00	1,062.80	5.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.17	5.09

*  Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 0.75%, 0.50% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (3.9%)
Aames Mortgage Investment Trust,
Series 2006-1 A4 2.383%, 4/25/36 (l)		$1,278,290	$1,267,577
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2005-WHQ2 M2 2.513%, 5/25/35 (l)		604,079	601,894
Popular ABS Mortgage Pass-Through Trust,
Series 2005-5 MV1 2.263%, 11/25/35 (l)		741,315	736,038
Towd Point Mortgage Trust,
Series 2017-6 A1 2.750%, 10/25/57 (l)§		724,457	730,022

Total Asset-Backed Securities			3,335,531

Collateralized Mortgage Obligations (8.2%)
Angel Oak Mortgage Trust,
Series 2019-5 A2 2.716%, 10/25/49 (l)§		3,203,000	3,206,814
COLT Mortgage Loan Trust,
Series 2018-1 A1 2.930%, 2/25/48 (l)§		375,276	375,556
Series 2018-1 A3 3.084%, 2/25/48 (l)§		819,788	820,477
Connecticut Avenue Securities Trust,
Series 2018-R07 1M2 4.223%, 4/25/31 (l)§		920,000	927,431
FNMA,
Series 2018-C06 1M2 3.823%, 3/25/31 (l)		860,000	861,513
TDA CAM FTA,
Series 9 B 0.000%, 4/28/50 (l)(m)	EUR	800,000	749,674

Total Collateralized Mortgage Obligations			6,941,465

Commercial Mortgage-Backed Securities (10.5%)
COMM Mortgage Trust,
Series 2014-CR14 AM 4.526%, 2/10/47 (l)		$2,716,000	2,932,499
FHLMC Multifamily Structured Pass-Through Certificates,
Series K722 X1 1.308%, 3/25/23 IO (l)		13,089,704	457,162
Series K727 A1 2.632%, 10/25/23		772,035	782,071
FREMF Mortgage Trust,
Series 2017-K61 C 3.683%, 12/25/49 (l)§		1,305,000	1,331,197
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C32 C 4.666%, 11/15/48 (l)		3,240,280	3,478,480

Total Commercial Mortgage-Backed Securities			8,981,409

Corporate Bonds (27.3%)
Communication Services (1.1%)
Wireless Telecommunication Services (1.1%)
Sprint Corp. 7.250%, 9/15/21		$870,000	$928,342

Total Communication Services			928,342

Consumer Discretionary (0.8%)
Specialty Retail (0.8%)
PetSmart, Inc. 5.875%, 6/1/25§		710,000	698,555

Total Consumer Discretionary			698,555

Energy (5.2%)
Oil, Gas & Consumable Fuels (5.2%)
Petroleos Mexicanos
4.250%, 1/15/25		1,015,000	1,012,056
6.500%, 6/2/41		665,000	658,350
7.690%, 1/23/50§		755,000	819,024
Saudi Arabian Oil Co. 4.375%, 4/16/49§		1,785,000	1,941,188

			4,430,618

Total Energy			4,430,618

Financials (11.1%)
Banks (5.8%)
Bank of America Corp. 2.503%, 10/21/22		705,000	711,510
Series L 2.250%, 4/21/20		610,000	610,983
Citigroup, Inc.
3.875%, 10/25/23		905,000	959,944
(ICE LIBOR USD 3 Month + 1.25%), 3.349%, 7/1/26 (k)		605,000	611,149
JPMorgan Chase & Co.
2.400%, 6/7/21		605,000	608,805
3.200%, 1/25/23		680,000	704,017
Wells Fargo & Co. 2.625%, 7/22/22		695,000	704,230

			4,910,638

Capital Markets (4.4%)
Ares Capital Corp. 4.250%, 3/1/25		280,000	290,483
FS KKR Capital Corp.
4.750%, 5/15/22		287,000	295,999
4.625%, 7/15/24		150,000	154,145
Goldman Sachs Group, Inc. (The) (ICE LIBOR USD 3 Month + 0.75%), 2.898%, 2/23/23 (k)		1,215,000	1,218,631
Morgan Stanley 2.750%, 5/19/22		645,000	654,840
Owl Rock Capital Corp. 5.250%, 4/15/24		645,000	685,011
UBS Group AG (ICE LIBOR USD 3 Month + 1.22%), 3.368%, 5/23/23 (k)§		450,000	455,007

			3,754,116

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Principal Amount		Value (Note 1)

Consumer Finance (0.7%)
American Express Co. 2.650%, 12/2/22		$610,000	$621,498

Insurance (0.2%)
Markel Corp.
3.350%, 9/17/29		165,000	167,486

Total Financials			9,453,738

Health Care (1.0%)
Pharmaceuticals (1.0%)
Bristol-Myers Squibb Co.
3.400%, 7/26/29§		755,000	812,131

Total Health Care			812,131

Industrials (0.4%)
Aerospace & Defense (0.2%)
Boeing Co. (The)
2.700%, 5/1/22		210,000	213,399

Industrial Conglomerates (0.2%)
General Electric Co.
3.100%, 1/9/23		135,000	137,153

Total Industrials			350,552

Information Technology (6.1%)
IT Services (1.7%)
International Business Machines Corp.
4.250%, 5/15/49		1,315,000	1,497,230

Semiconductors & Semiconductor Equipment (1.3%)
Broadcom, Inc.
3.125%, 10/15/22§		360,000	366,627
3.625%, 10/15/24§		340,000	349,336
Qorvo, Inc.
5.500%, 7/15/26		400,000	425,992

			1,141,955

Software (0.8%)
Symantec Corp.
5.000%, 4/15/25§		635,000	650,239

Technology Hardware, Storage & Peripherals (2.3%)
Dell International LLC
7.125%, 6/15/24§		485,000	512,887
6.020%, 6/15/26§		1,245,000	1,419,100

			1,931,987

Total Information Technology			5,221,411

Materials (0.6%)
Metals & Mining (0.6%)
Steel Dynamics, Inc.
5.125%, 10/1/21		520,000	521,976

Total Materials			521,976

Real Estate (0.7%)
Equity Real Estate Investment Trusts (REITs) (0.7%)
American Tower Corp. (REIT)
2.800%, 6/1/20		605,000	607,673

Total Real Estate			607,673

Utilities (0.3%)
Electric Utilities (0.3%)
DPL, Inc.
7.250%, 10/15/21		239,000	256,626

Total Utilities			256,626

Total Corporate Bonds			23,281,622

Foreign Government Securities (24.3%)
Federative Republic of Brazil
10.000%, 1/1/21	BRL	28,400,000	$7,521,430
Republic of Argentina
2.500%, 7/22/21 TIPS (r)	ARS	147,057,537	578,928
Republic of Colombia
7.000%, 5/4/22	COP	4,452,000,000	1,379,119
Republic of Indonesia
9.000%, 3/15/29	IDR	26,500,000,000	2,134,235
Republic of South Africa
8.750%, 2/28/48	ZAR	54,280,000	3,144,392
United Mexican States
7.500%, 6/3/27	MXN	9,700,000	526,010
8.000%, 11/7/47		94,600,000	5,377,415

Total Foreign Government Securities			20,661,529

Mortgage-Backed Security (11.8%)
FNMA UMBS
3.000%, 9/1/49		$9,913,781	10,079,030

Total Mortgage-Backed Security			10,079,030

U.S. Treasury Obligations (5.1%)
U.S. Treasury Bonds
3.375%, 11/15/48		970,000	1,222,124
U.S. Treasury Notes
(US Treasury 3 Month Bill Money Market Yield + 0.22%), 1.857%, 7/31/21 (k)		2,445,000	2,444,470
(US Treasury 3 Month Bill Money Market Yield + 0.30%), 1.937%, 10/31/21 (k)		695,000	695,518

Total U.S. Treasury Obligations			4,362,112

Total Long-Term Debt Securities (91.1%) (Cost $77,798,644)			77,642,698

	Number of Rights		Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Wireless Telecommunication Services (0.0%)
T-Mobile US, Inc., CVR*		22,000	22,632
T-Mobile USA, Inc., CVR (r)*		32,000	—

Total Rights (0.0%) (Cost $—)			22,632

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (2.1%)
JPMorgan Prime Money Market Fund, IM Shares	1,798,678	$1,799,397

Total Short-Term Investment (2.1%) (Cost $1,799,372)		1,799,397

Total Investments in Securities (93.2%) (Cost $79,598,016)		79,464,727
Other Assets Less Liabilities (6.8%)		5,777,195

Net Assets (100%)		$85,241,922

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2019, the market value of these securities amounted to $15,415,591 or 18.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2019.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2019.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At October 31, 2019, the market value of these securities amounted to $749,674 or 0.9% of net assets.

(r)	Value determined using significant unobservable inputs.

Glossary:

ARS	— Argentine Peso
BRL	— Brazilian Real
CHF	— Swiss Franc
CLP	— Chilean Peso
COP	— Colombian Peso
CVR	— Contingent Value Rights
CZK	— Czech Koruna
EUR	— European Currency Unit
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
HUF	— Hungarian Forint
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
NOK	— Norwegian Krone
PHP	— Philippine Peso
RUB	— Russian Ruble
TIPS	— Treasury Inflation Protected Security
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar
ZAR	— South African Rand

Futures contracts outstanding as of October 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 5 Year Note	226	12/2019	USD	26,939,906	(115,222)
U.S. Treasury Ultra Bond	18	12/2019	USD	3,415,500	(81,134)

					(196,356)

Short Contracts
Euro-Buxl	(12)	12/2019	EUR	(2,810,021)	178,299
U.S. Treasury 10 Year Note	(217)	12/2019	USD	(28,274,422)	48,065

					226,364

					30,008

Forward Foreign Currency Contracts outstanding as of October 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
RUB	297,000,000	USD	4,490,360	Citibank NA**	11/8/2019	138,916
MXN	19,600,000	USD	981,283	Barclays Bank plc	11/19/2019	35,134
USD	3,212,063	ZAR	47,300,000	Citibank NA	12/11/2019	97,552

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	1,300,000	USD	1,447,673	JPMorgan Chase Bank	12/12/2019	6,042
EUR	670,000	USD	737,432	National Australia Bank Ltd.	12/12/2019	11,791
HUF	711,000,000	USD	2,409,441	HSBC Bank plc	12/12/2019	8,834
USD	2,416,169	EUR	2,160,000	JPMorgan Chase Bank	12/12/2019	765
USD	1,424,800	CHF	1,400,000	HSBC Bank plc	12/13/2019	1,226
JPY	266,000,000	USD	2,474,890	Citibank NA	1/9/2020	90
JPY	265,000,000	USD	2,447,232	National Australia Bank Ltd.	1/9/2020	18,444
USD	1,439,871	JPY	153,000,000	Citibank NA	1/9/2020	16,293
CZK	160,600,000	USD	6,923,068	HSBC Bank plc	1/10/2020	105,962

Total unrealized appreciation						441,049

USD	4,574,310	RUB	297,000,000	Citibank NA**	11/8/2019	(54,967)
MXN	5,300,000	USD	276,669	Goldman Sachs Bank USA	11/19/2019	(1,822)
USD	3,675,804	EUR	3,320,000	HSBC Bank plc	12/12/2019	(36,761)
USD	3,273,131	EUR	2,940,000	JPMorgan Chase Bank	12/12/2019	(14,502)
USD	1,433,627	CHF	1,410,000	Morgan Stanley	12/13/2019	(115)
JPY	153,000,000	USD	1,429,303	Morgan Stanley	1/9/2020	(5,724)
USD	3,294,991	BRL	13,320,000	HSBC Bank plc**	1/9/2020	(13,670)
USD	1,327,140	COP	4,600,000,000	JPMorgan Chase Bank**	1/10/2020	(30,136)
USD	2,093,105	IDR	29,900,000,000	JPMorgan Chase Bank**	1/29/2020	(17,925)
USD	3,506,721	PHP	180,000,000	HSBC Bank plc**	1/30/2020	(28,444)
CLP	1,750,000,000	USD	2,423,487	HSBC Bank plc**	1/31/2020	(57,977)
NOK	12,800,000	USD	1,400,139	HSBC Bank plc	2/19/2020	(7,649)
GBP	1,190,000	USD	1,551,225	HSBC Bank plc	2/24/2020	(4,385)

Total unrealized depreciation						(274,077)

Net unrealized appreciation						166,972

**	Non-deliverable forward.

Centrally Cleared Credit default swap contracts outstanding — sell protection as of October 31, 2019 (Note 1):

Reference Obligation/Index	Financing Rate (Paid)/ Received by the Fund (%)	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread (%)	Notional Amount		Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
Goodyear Tire & Rubber Co. (The)	5.00	Quarterly	6/20/2022	0.81	USD	1,010,000	101,624	13,520	115,144
Sprint Communications, Inc.	5.00	Quarterly	6/20/2021	0.80	USD	1,020,000	60,337	15,130	75,467
United States Steel Corp.	5.00	Quarterly	6/20/2021	1.77	USD	520,000	33,839	(3,798)	30,041

							195,800	24,852	220,652

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)		Total
Assets:
Asset-Backed Securities	$—	$3,335,531	$—		$3,335,531
Centrally Cleared Credit Default Swaps	—	28,650	—		28,650
Collateralized Mortgage Obligations	—	6,941,465	—		6,941,465
Commercial Mortgage-Backed Securities	—	8,981,409	—		8,981,409
Corporate Bonds
Communication Services	—	928,342	—		928,342
Consumer Discretionary	—	698,555	—		698,555
Energy	—	4,430,618	—		4,430,618
Financials	—	9,453,738	—		9,453,738
Health Care	—	812,131	—		812,131
Industrials	—	350,552	—		350,552
Information Technology	—	5,221,411	—		5,221,411
Materials	—	521,976	—		521,976
Real Estate	—	607,673	—		607,673
Utilities	—	256,626	—		256,626
Foreign Government Securities	—	20,082,601	578,928		20,661,529
Forward Currency Contracts	—	441,049	—		441,049
Futures	226,364	—	—		226,364
Mortgage-Backed Security	—	10,079,030	—		10,079,030
Rights
Communication Services	—	22,632	—	(a)	22,632
Short-Term Investment
Investment Company	1,799,397	—	—		1,799,397
U.S. Treasury Obligations	—	4,362,112	—		4,362,112

Total Assets	$2,025,761	$77,556,101	$578,928		$80,160,790

Liabilities:
Centrally Cleared Credit Default Swaps	$—	$(3,798)	$—		$(3,798)
Forward Currency Contracts	—	(274,077)	—		(274,077)
Futures	(196,356)	—	—		(196,356)

Total Liabilities	$(196,356)	$(277,875)	$—		$(474,231)

Total	$1,829,405	$77,278,226	$578,928		$79,686,559

(a)	Value is zero.

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

Fair Values of Derivative Instruments as of October 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$226,364 *
Foreign exchange contracts	Receivables	441,049
Credit contracts	Receivables	28,650

Total		$696,063

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(196,356)*
Foreign exchange contracts	Payables	(274,077)
Credit contracts	Payables	(3,798)

Total		$(474,231)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$1,228,657	$—	$—	$1,228,657
Foreign exchange contracts	—	(221,798)	—	(221,798)
Credit contracts	—	—	17,863	17,863

Total	$1,228,657	$(221,798)	$17,863	$1,024,722

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$232,333	$—	$—	$232,333
Foreign exchange contracts	—	405,991	—	405,991
Credit contracts	—	—	56,036	56,036

Total	$232,333	$405,991	$56,036	$694,360

^ The Fund held forward foreign currency contracts, futures and swaps contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Fund held swap contracts with an average notional balance of approximately $7,074,000 for eleven months, forward foreign currency contracts with an average settlement value of approximately $45,092,000 and futures contracts with an average notional balance of approximately $21,258,000 during the year ended October 31, 2019.

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of October 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc	$35,134	$—	$—	$35,134
Citibank NA	252,851	(54,967)	(120,000)	77,884
HSBC Bank plc	116,022	(116,022)	—	—
JPMorgan Chase Bank	6,807	(6,807)	—	—
National Australia Bank Ltd.	30,235	—	—	30,235

Total	$441,049	$(177,796)	$(120,000)	$143,253

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$54,967	$(54,967)	$—	$—
Goldman Sachs Bank USA	1,822	—	—	1,822
HSBC Bank plc	148,886	(116,022)	(32,864)	—	*
JPMorgan Chase Bank	62,563	(6,807)	(50,000)	5,756
Morgan Stanley	5,839	—	—	5,839

Total	$274,077	$(177,796)	$(82,864)	$13,417

*	The table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged is $47,136.
(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$78,123,235
Long-term U.S. government debt securities	60,326,836

$138,450,071

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$26,650,368
Long-term U.S. government debt securities	66,579,375

$93,229,743

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,387,796
Aggregate gross unrealized depreciation	(2,527,726)

Net unrealized appreciation	$(139,930)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$80,022,289

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value (Cost $79,598,016)	$79,464,727
Cash	821,437
Cash held as collateral for forward foreign currency contracts	130,000
Foreign cash (Cost $51)	51
Receivable for Fund shares sold	2,775,807
Variation Margin on Centrally Cleared Swaps	1,135,098
Dividends, interest and other receivables	866,374
Unrealized appreciation on forward foreign currency contracts	441,049
Due from broker for futures variation margin	225,100
Prepaid registration and filing fees	23,182
Receivable from investment adviser	10,458
Other assets	829

Total assets	85,894,112

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	274,077
Payable for return of cash collateral on forward foreign currency contracts	120,000
Dividends and distributions payable	107,759
Payable for Fund shares redeemed	48,232
Transfer agent fees payable	5,909
Distribution fees payable – Class A	777
Distribution fees payable – Class R	61
Accrued expenses	95,375

Total liabilities	652,190

NET ASSETS	$85,241,922

Net assets were comprised of:
Paid in capital	$82,197,029
Total distributable earnings (loss)	3,044,893

Net assets	$85,241,922

Class A
Net asset value and redemption price per share, $3,848,040 / 372,026 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.34
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share	$10.83

Class I
Net asset value and redemption price per share, $81,248,822 / 7,837,471 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.37

Class R
Net asset value and redemption price per share, $145,060 / 14,029 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.34

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Interest	$2,381,842
Dividends	28,446

Total income	2,410,288

EXPENSES
Investment advisory fees	312,602
Professional fees	119,522
Administrative fees	78,151
Transfer agent fees	45,700
Printing and mailing expenses	42,538
Registration and filing fees	39,534
Custodian fees	34,125
Distribution fees – Class A	5,064
Trustees’ fees	4,203
Distribution fees – Class R	554
Miscellaneous	20,746

Gross expenses	702,739
Less: Waiver from investment adviser	(390,753)
Reimbursement from investment adviser	(45,810)

Net expenses	266,176

NET INVESTMENT INCOME (LOSS)	2,144,112

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	1,740,763
Futures contracts	1,228,657
Forward foreign currency contracts	(221,798)
Foreign currency transactions	(25,751)
Swaps	17,863

Net realized gain (loss)	2,739,734

Change in unrealized appreciation (depreciation) on:
Investments in securities	470,699
Futures contracts	232,333
Forward foreign currency contracts	405,991
Foreign currency translations	5,589
Swaps	56,036

Net change in unrealized appreciation (depreciation)	1,170,648

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,910,382

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,054,494

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,144,112	$1,486,877
Net realized gain (loss)	2,739,734	937,444
Net change in unrealized appreciation (depreciation)	1,170,648	(2,697,799)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,054,494	(273,478)

Distributions to shareholders:
Class A	(81,362)	(5,071)
Class I	(2,130,998)	(2,629,214)
Class R	(4,205)	(4,106)

Total distributions to shareholders	(2,216,565)	(2,638,391)

Tax return of capital:
Class A	—	(336)
Class I	—	(174,340)
Class R	—	(272)

Total tax return of capital	—	(174,948)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 432,884 and 9,592 shares, respectively ]	4,348,727	93,228
Capital shares issued in reinvestment of dividends [ 7,599 and 83 shares, respectively ]	77,418	803
Capital shares repurchased [ (88,427) and (709) shares, respectively ]	(910,471)	(7,010)

Total Class A transactions	3,515,674	87,021

Class I
Capital shares sold [ 5,191,046 and 247,326 shares, respectively ]	52,777,026	2,430,045
Capital shares issued in reinvestment of dividends [ 87,879 and 5,368 shares, respectively ]	899,213	52,506
Capital shares repurchased [ (650,622) and (4,058,224) shares, respectively ]	(6,704,718)	(39,872,855)

Total Class I transactions	46,971,521	(37,390,304)

Class R
Capital shares sold [ 3,873 and 113 shares, respectively ]	39,837	1,100
Capital shares issued in reinvestment of dividends [ 48 and 2 shares, respectively ]	490	16
Capital shares repurchased [ (17) and 0 shares, respectively ]	(166)	—

Total Class R transactions	40,161	1,116

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	50,527,356	(37,302,167)

TOTAL INCREASE (DECREASE) IN NET ASSETS	54,365,285	(40,388,984)
NET ASSETS:
Beginning of year	30,876,637	71,265,621

End of year	$85,241,922	$30,876,637

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,					July 6, 2015* to October 31, 2015
Class A	2019	2018		2017	2016
Net asset value, beginning of period	$9.52	$10.12		$9.89	$9.82	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.41 **	0.26		0.19	0.16	0.01
Net realized and unrealized gain (loss)	0.80	(0.40)		0.23	0.17	(0.16)

Total from investment operations	1.21	(0.14)		0.42	0.33	(0.15)

Less distributions:
Dividends from net investment income	(0.39)	(0.43)		(0.19)	(0.10)	(0.03)
Return of capital	—	(0.03)		—	(0.16)	—

Total dividends and distributions	(0.39)	(0.46)		(0.19)	(0.26)	(0.03)

Net asset value, end of period	$10.34	$9.52		$10.12	$9.89	$9.82

Total return (b)	12.97%	(1.44)%		4.25%	3.39%	(1.54)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,848	$190		$111	$109	$98
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.75%	1.05%		1.30%	1.40%	1.40%
Before waivers and reimbursements (a)(f)	1.55%	1.85%		1.76%	1.84%	1.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	4.00%**	2.63%		1.93%	1.68%	0.37	%(l)
Before waivers and reimbursements (a)(f)	3.19%**	1.83%		1.48%	1.24%	0.15	%(l)
Portfolio turnover rate (z)^	194%	139	%***	117%	152%	77%

	Year Ended October 31,					July 6, 2015* to October 31, 2015
Class I	2019	2018		2017	2016
Net asset value, beginning of period	$9.53	$10.13		$9.89	$9.82	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.42 **	0.27		0.22	0.19	0.02
Net realized and unrealized gain (loss)	0.84	(0.38)		0.23	0.16	(0.17)

Total from investment operations	1.26	(0.11)		0.45	0.35	(0.15)

Less distributions:
Dividends from net investment income	(0.42)	(0.46)		(0.21)	(0.11)	(0.03)
Return of capital	—	(0.03)		—	(0.17)	—

Total dividends and distributions	(0.42)	(0.49)		(0.21)	(0.28)	(0.03)

Net asset value, end of period	$10.37	$9.53		$10.13	$9.89	$9.82

Total return (b)	13.43%	(1.19)%		4.58%	3.63%	(1.49)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$81,249	$30,590		$71,053	$69,321	$68,572
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.50%	0.91%		1.05%	1.15%	1.15%
Before waivers and reimbursements (a)(f)	1.34%	1.54%		1.51%	1.58%	1.36%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	4.12%**	2.70%		2.18%	1.92%	0.68	%(l)
Before waivers and reimbursements (a)(f)	3.28%**	2.06%		1.73%	1.49%	0.47	%(l)
Portfolio turnover rate (z)^	194%	139	%***	117%	152%	77%

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,					July 6, 2015* to October 31, 2015
Class R	2019	2018		2017	2016
Net asset value, beginning of period	$9.51	$10.11		$9.88	$9.82	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.35 **	0.23		0.17	0.14	—	#
Net realized and unrealized gain (loss)	0.85	(0.39)		0.23	0.15	(0.16)

Total from investment operations	1.20	(0.16)		0.40	0.29	(0.16)

Less distributions:
Dividends from net investment income	(0.37)	(0.41)		(0.17)	(0.09)	(0.02)
Return of capital	—	(0.03)		—	(0.14)	—

Total dividends and distributions	(0.37)	(0.44)		(0.17)	(0.23)	(0.02)

Net asset value, end of period	$10.34	$9.51		$10.11	$9.88	$9.82

Total return (b)	12.84%	(1.69)%		4.04%	3.05%	(1.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$145	$96		$101	$99	$98
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.00%	1.32%		1.55%	1.65%	1.65%
Before waivers and reimbursements (a)(f)	1.88%	2.09%		2.01%	2.08%	1.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	3.51%**	2.34%		1.68%	1.42%	0.12	%(l)
Before waivers and reimbursements (a)(f)	2.63%**	1.57%		1.23%	0.99%	(0.11	)%(l)
Portfolio turnover rate (z)^	194%	139	%***	117%	152%	77%
*	Commencement of Operations.
**

Includes accretion, interest and inflation adjustments on Argentine TIPS Bonds. Without this income, the per share income for each class would have been $0.07 lower and the ratios for each class would have been 0.65% lower.

***

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 64%.

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 DOUBLELINE DYNAMIC ALLOCATION FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	DoubleLine Capital LP

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

			1 Year	Since Incept.
Fund – Class A Shares*	without Sales Charge		10.73%	7.26%
	with Sales Charge (a	)	4.62	5.61
Fund – Class I Shares*			10.90	7.52
Fund – Class R Shares*			10.46	7.00
60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index			13.64	10.13
S&P 500® Index			14.33	14.37
Bloomberg Barclays U.S. Aggregate Bond Index			11.51	3.59

* Date of inception 3/7/16. (a) A 5.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 DoubleLine Dynamic Allocation Fund and the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index from 3/7/16 to 10/31/19. The performance of each of the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2019, the gross expense ratios for Class A, I and R shares were 1.71%, 1.46% and 1.96%, respectively. The net expense ratios for Class A, I and R shares were 1.20%, 0.95% and 1.45%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2020. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 10.90% for the year ended October 31, 2019. The Fund’s benchmarks, the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index returned 13.64%, 14.33% and 11.51%, respectively over the same year.

Overview — DoubleLine Capital LP

As the period began, the Federal Reserve (Fed) was in the midst of simultaneously shrinking their balance sheet (Quantitative Tightening, or QT) and raising the federal funds rate. This double-barreled restrictive monetary policy combined with the on-going trade war was already impacting risk markets by late October 2018. Implied equity volatility, as measured by the VIX, had spiked from the summer 2018 levels and the S&P 500® Index had already fallen 7.5% from its all-time high in late September. This market action culminated in late December with the S&P 500® Index almost reaching “bear market” territory (down 20% from its high) and the VIX spiking above 36%. Mere days after raising rates, Federal Reserve Chairman Jerome Powell rushed to calm the market by first indicating the Fed might not raise rates further and then indicating QT might be close to an end.

Risk assets started 2019 on a rebound. The remaining ten months of the period under review would see risk assets rally and fall back depending upon expectations of Fed policy and the to-and-fro of the trade war. Late in the period the yield curve inverted, raising the specter of a recession, followed by the first Fed rate cuts in ten years. Through all of this, the S&P 500® Index reached a succession of new highs (ending October 2019 within one day and less than one-half percent of an all-time high) and the VIX settled back to levels in the mid-teens.

The period saw a sharp deterioration in corporate earnings. At the beginning of the period, consensus estimates (according to FactSet) were predicting that in calendar year 2019 the companies of the S&P 500® Index would grow revenues and earnings by 5.4% and 9.4%, respectively, compared to 2018. By the end of October 2019 and

1290 DOUBLELINE DYNAMIC ALLOCATION FUND (Unaudited)

with the third quarter earnings season drawing to a close, it looked as though the third quarter would be the third in a row to see earnings fall below 2018 levels. At the end of the period, consensus expectations for 2019 revenue and earnings growth stood at 4.0% and 0.3%, respectively. In retrospect, it appears corporate margins may have peaked, at least for the time being, late in calendar year 2018.

Fund Highlights

The Fund’s allocation to U.S. equities was achieved using two sources of equity market return: First, exposure to the Shiller Barclays CAPE U.S. Sector Index (CAPE Index), which utilizes a systematic sector rotation strategy based upon the relative CAPE ratio; and second, an actively managed U.S. large cap equity portfolio. The Fund achieves exposure to the CAPE Index through the use of swap agreements. The Fund’s fixed income allocation is achieved with an actively managed multi-sector fixed income portfolio.

During the twelve-month period ended October 31, 2019, the CAPE Index was exposed to seven of the eleven sectors of the S&P 500 Index: communication services, consumer staples, energy, health care, industrials, materials and technology. Every sector except for energy contributed positively to returns during the twelve months. The sectors making the most positive contribution to returns were technology, industrials, and communications services. Although the returns from the health care and materials sectors were positive, they were, along with energy, the weakest sectors while constituents of the CAPE Index. The Fund’s exposure to the CAPE Index outperformed the S&P 500® Index during the twelve months. The Fund obtained all of its exposure to the CAPE Index through the use of swap agreements.

The active equity portfolio underperformed the S&P 500® Index during the twelve months. Relative to the S&P 500® Index benchmark, the portfolio benefited from strong security selection in the health care and communications services sectors as well as an overweight allocation to the technology sector. The portfolio’s investments in the energy sector were a drag on relative returns, owing to both security selection and the portfolio’s overweight allocation to that sector. The portfolio’s allocation to cash and security selection in the financial sector also hurt relative returns.

The total return of the fixed income allocation of the Fund trailed that of the Bloomberg Barclays U.S. Aggregate Bond Index. The fixed income allocations with the best returns were investment grade corporates, agency mortgage backed securities, and high yield — all three sectors delivered double digit returns over the twelve months. Bank loans, non-agency mortgage backed securities, and global bonds delivered the weakest returns among the Fund’s allocations during the twelve months. All fixed income sectors delivered positive returns over the twelve months.

Throughout the twelve months ended October 31, 2019, the Fund’s allocation to equities was below the 60% benchmark allocation. This conservative positioning contributed to the Fund’s underperformance relative to the blended benchmark.

Fund Characteristics As of October 31, 2019
Weighted Average Life (Years)	6.34
Weighted Average Coupon (%)	3.57
Weighted Average Effective Duration (Years)*	4.54
Weighted Average Rating**	A3

*  Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2019	% of Net Assets
Investment Companies	19.3%
U.S. Treasury Obligations	14.7
Collateralized Mortgage Obligations	10.3
Financials	7.0
Information Technology	7.0
Health Care	5.8
Consumer Discretionary	5.3
Industrials	4.5
Communication Services	4.2
Mortgage-Backed Securities	3.7
Asset-Backed Securities	3.4
Energy	3.0
Consumer Staples	2.7
Real Estate	1.8
Utilities	1.1
Materials	0.6
Cash and Other	5.6

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

1290 DOUBLELINE DYNAMIC ALLOCATION FUND (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class A
Actual	$1,000.00	$1,036.90	$5.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.39	5.88
Class I
Actual	1,000.00	1,037.80	4.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.64	4.61
Class R
Actual	1,000.00	1,036.00	7.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.12	7.15

*  Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 1.15%, 0.90% and 1.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (3.4%)
CSMC Trust,
Series 2018-RPL8 A1
4.125%, 7/25/58 (l)§	$258,740	$260,856
Series 2019-JR1 A1
4.095%, 9/27/66 (l)§	649,810	654,141
GSAA Home Equity Trust,
Series 2007-9 A2A
6.500%, 8/25/47	426,253	316,685
Pretium Mortgage Credit Partners I LLC,
Series 2019-NPL2 A1
3.844%, 12/25/58 (e)§	421,069	423,436
PRPM LLC,
Series 2019-2A A1
3.967%, 4/25/24 (e)§	460,722	465,203

Total Asset-Backed Securities		2,120,321

Collateralized Mortgage Obligations (10.3%)
Banc of America Alternative Loan Trust,
Series 2006-5 CB14
6.000%, 6/25/46 (l)	245,867	244,701
CHL Mortgage Pass-Through Trust,
Series 2006-20 1A33
6.000%, 2/25/37	654,037	525,076
Series 2006-OA5 2A1
2.023%, 4/25/46 (l)	793,030	705,417
FHLMC,
Series 3998 AZ
4.000%, 2/15/42	1,358,195	1,518,435
FNMA,
Series 2013-5 EZ
2.000%, 8/25/42	833,602	789,061
Series 2017-4 CH
3.000%, 6/25/42	153,713	155,544
Series 2018-21
(Zero Coupon), 4/25/48 PO	430,860	368,334
HarborView Mortgage Loan Trust,
Series 2005-8 1A2A
2.506%, 9/19/35 (l)	614,952	554,811
JP Morgan Mortgage Trust,
Series 2018-7FRB A2
2.768%, 4/25/46 (l)§	251,716	251,715
New Residential Mortgage Loan Trust,
Series 2016-1A A1
3.750%, 3/25/56 (l)§	405,984	420,678
RALI Trust,
Series 2006-QS4 A10
6.000%, 4/25/36	575,542	557,155
Wells Fargo Mortgage-Backed Securities Trust,
Series 2007-7 A1
6.000%, 6/25/37	323,071	325,701

Total Collateralized Mortgage Obligations		6,416,628

Corporate Bonds (16.9%)
Communication Services (2.4%)
Diversified Telecommunication Services (0.8%)
AT&T, Inc.
5.250%, 3/1/37	75,000	88,057
CCO Holdings LLC
5.750%, 2/15/26§	30,000	31,642
5.000%, 2/1/28§	35,000	36,519
Cincinnati Bell, Inc.
7.000%, 7/15/24§	15,000	13,595
Frontier Communications Corp.
8.000%, 4/1/27§	45,000	47,137
Level 3 Financing, Inc.
5.375%, 1/15/24	50,000	50,938
4.625%, 9/15/27§	40,000	40,700
Sprint Capital Corp.
6.875%, 11/15/28	50,000	54,297
Telesat Canada
6.500%, 10/15/27§	25,000	26,039
Verizon Communications, Inc.
4.272%, 1/15/36	80,000	90,316

		479,240

Entertainment (0.2%)
Lions Gate Capital Holdings LLC
6.375%, 2/1/24§	45,000	43,313
Live Nation Entertainment, Inc.
4.750%, 10/15/27§	45,000	46,917
Netflix, Inc.
4.875%, 6/15/30§	50,000	50,550

		140,780

Media (1.1%)
Cengage Learning, Inc.
9.500%, 6/15/24§	35,000	31,281
Charter Communications Operating LLC
4.908%, 7/23/25	110,000	121,187
Clear Channel Worldwide Holdings, Inc.
5.125%, 8/15/27§	35,000	36,389
Comcast Corp.
3.700%, 4/15/24	85,000	91,153
CSC Holdings LLC
5.250%, 6/1/24	90,000	96,750
Diamond Sports Group LLC
5.375%, 8/15/26§	25,000	26,063
Gray Television, Inc.
7.000%, 5/15/27§	50,000	54,625
iHeartCommunications, Inc.
6.375%, 5/1/26	10,000	10,725
8.375%, 5/1/27	5,000	5,363
5.250%, 8/15/27§	25,000	25,761
Interpublic Group of Cos., Inc. (The)
4.650%, 10/1/28	50,000	55,892
5.400%, 10/1/48	55,000	66,701
Sirius XM Radio, Inc.
5.375%, 7/15/26§	55,000	57,881
5.500%, 7/1/29§	25,000	26,992

		706,763

Wireless Telecommunication Services (0.3%)
Gogo Intermediate Holdings LLC
9.875%, 5/1/24§	35,000	36,748
Sprint Corp.
7.125%, 6/15/24	45,000	48,713
T-Mobile USA, Inc.
4.500%, 2/1/26	70,000	72,012

		157,473

Total Communication Services		1,484,256

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Principal Amount	Value (Note 1)
Consumer Discretionary (1.5%)
Auto Components (0.2%)
Icahn Enterprises LP
6.375%, 12/15/25	$25,000	$26,345
6.250%, 5/15/26	45,000	47,700
Panther BF Aggregator 2 LP
6.250%, 5/15/26§	35,000	36,958

		111,003

Automobiles (0.1%)
Ford Motor Co.
7.450%, 7/16/31	25,000	29,185
General Motors Co.
(ICE LIBOR USD 3 Month + 0.80%), 3.009%, 8/7/20 (k)	20,000	20,018

		49,203

Distributors (0.0%)
Performance Food Group, Inc.
5.500%, 10/15/27§	35,000	37,100

Hotels, Restaurants & Leisure (0.4%)
1011778 BC ULC
5.000%, 10/15/25§	40,000	41,200
Caesars Resort Collection LLC
5.250%, 10/15/25§	35,000	35,744
Cedar Fair LP
5.250%, 7/15/29§	30,000	31,999
Eldorado Resorts, Inc.
6.000%, 4/1/25	30,000	31,537
Golden Nugget, Inc.
6.750%, 10/15/24§	60,000	61,731
Royal Caribbean Cruises Ltd.
3.700%, 3/15/28	50,000	51,564
Viking Cruises Ltd.
5.875%, 9/15/27§	40,000	42,550

		296,325

Household Durables (0.1%)
Tempur Sealy International, Inc.
5.500%, 6/15/26	49,000	51,021

Internet & Direct Marketing Retail (0.1%)
Expedia Group, Inc.
3.250%, 2/15/30§	60,000	59,790

Leisure Products (0.1%)
Hasbro, Inc.
3.500%, 9/15/27	60,000	61,513

Multiline Retail (0.2%)
Dollar Tree, Inc.
4.000%, 5/15/25	110,000	118,337

Specialty Retail (0.3%)
Carvana Co.
8.875%, 10/1/23§	25,000	25,813
Home Depot, Inc. (The)
3.900%, 6/15/47	55,000	62,989
PetSmart, Inc.
7.125%, 3/15/23§	25,000	23,187
5.875%, 6/1/25§	17,000	16,726
Staples, Inc.
7.500%, 4/15/26§	45,000	46,753

		175,468

Total Consumer Discretionary		959,760

Consumer Staples (1.3%)
Beverages (0.4%)
Anheuser-Busch Cos. LLC
4.900%, 2/1/46	50,000	59,810
Constellation Brands, Inc.
3.150%, 8/1/29	120,000	122,507
Cott Holdings, Inc.
5.500%, 4/1/25§	30,000	31,238

		213,555

Food & Staples Retailing (0.1%)
Albertsons Cos., Inc.
5.875%, 2/15/28§	50,000	53,444

Food Products (0.7%)
B&G Foods, Inc.
5.250%, 4/1/25	45,000	45,956
5.250%, 9/15/27	25,000	24,938
JBS USA Lux SA
5.875%, 7/15/24§	10,000	10,350
5.750%, 6/15/25§	5,000	5,209
6.750%, 2/15/28§	78,000	86,044
6.500%, 4/15/29§	20,000	22,325
Pilgrim’s Pride Corp.
5.750%, 3/15/25§	60,000	62,100
Post Holdings, Inc.
5.500%, 3/1/25§	55,000	57,549
5.500%, 12/15/29§	15,000	15,782
Smithfield Foods, Inc.
4.250%, 2/1/27§	115,000	119,034

		449,287

Tobacco (0.1%)
Altria Group, Inc.
5.950%, 2/14/49	55,000	64,750

Total Consumer Staples		781,036

Energy (1.6%)
Energy Equipment & Services (0.3%)
Tervita Corp.
7.625%, 12/1/21§	45,000	44,887
Transocean Poseidon Ltd.
6.875%, 2/1/27§	30,000	30,188
Transocean, Inc.
7.250%, 11/1/25§	25,000	22,063
USA Compression Partners LP
6.875%, 9/1/27§	65,000	65,325

		162,463

Oil, Gas & Consumable Fuels (1.3%)
Antero Midstream Partners LP
5.750%, 3/1/27§	16,000	11,900
Cenovus Energy, Inc.
5.400%, 6/15/47	55,000	61,601
Cheniere Energy Partners LP
5.250%, 10/1/25	60,000	62,025
5.625%, 10/1/26	25,000	26,406
Energy Transfer Operating LP
4.750%, 1/15/26	45,000	48,767
4.200%, 4/15/27	5,000	5,263
Gulfport Energy Corp.
6.375%, 5/15/25	40,000	24,200

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Principal Amount	Value (Note 1)
Hess Infrastructure Partners LP
5.625%, 2/15/26§	$75,000	$78,187
Hilcorp Energy I LP
6.250%, 11/1/28§	25,000	22,187
Indigo Natural Resources LLC
6.875%, 2/15/26§	15,000	13,725
Kinder Morgan Energy Partners LP
6.950%, 1/15/38	50,000	64,404
Marathon Petroleum Corp.
5.125%, 12/15/26	55,000	62,829
NGL Energy Partners LP
7.500%, 4/15/26§	15,000	14,272
Oasis Petroleum, Inc.
6.875%, 3/15/22	45,000	39,375
Occidental Petroleum Corp.
2.900%, 8/15/24	55,000	55,533
Parkland Fuel Corp.
5.875%, 7/15/27§	30,000	31,762
Parsley Energy LLC
5.625%, 10/15/27§	45,000	46,519
Peabody Energy Corp.
6.000%, 3/31/22§	30,000	27,750
QEP Resources, Inc.
5.625%, 3/1/26	35,000	31,500
Sabine Pass Liquefaction LLC
5.000%, 3/15/27	55,000	60,340
Sunoco LP
5.500%, 2/15/26	25,000	25,815
6.000%, 4/15/27	15,000	15,844

		830,204

Total Energy		992,667

Financials (4.0%)
Banks (1.1%)
Bank of America Corp.
(ICE LIBOR USD 3 Month + 1.21%), 3.974%, 2/7/30 (k)	55,000	59,968
Bank of Montreal
(USD Swap Semi 5 Year + 1.43%), 3.803%, 12/15/32 (k)	65,000	67,697
Bank of Nova Scotia (The)
3.400%, 2/11/24	120,000	125,662
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.10%), 3.224%, 5/17/24 (k)	115,000	116,203
Commonwealth Bank of Australia
3.900%, 7/12/47§	60,000	67,059
Mitsubishi UFJ Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.74%), 2.878%, 3/2/23 (k)	125,000	124,832
Santander Holdings USA, Inc.
3.400%, 1/18/23	120,000	122,835
Wells Fargo & Co.
(ICE LIBOR USD 3 Month + 1.17%), 2.879%, 10/30/30 (k)	30,000	30,061

		714,317

Capital Markets (0.4%)
Goldman Sachs Group, Inc. (The)
3.625%, 2/20/24	110,000	115,693
Morgan Stanley
(ICE LIBOR USD 3 Month + 0.85%), 3.737%, 4/24/24 (k)	115,000	120,240

		235,933

Consumer Finance (1.5%)
American Express Co.
3.400%, 2/22/24	125,000	130,962
Avolon Holdings Funding Ltd.
5.250%, 5/15/24§	30,000	32,904
3.950%, 7/1/24§	115,000	119,592
Capital One Financial Corp.
(ICE LIBOR USD 3 Month + 0.72%), 2.656%, 1/30/23 (k)	180,000	179,839
Discover Financial Services
4.100%, 2/9/27	85,000	91,093
General Motors Financial Co., Inc.
(ICE LIBOR USD 3 Month + 0.99%), 3.033%, 1/5/23 (k)	140,000	137,858
3.950%, 4/13/24	15,000	15,527
John Deere Capital Corp.
3.450%, 1/10/24	75,000	79,312
2.600%, 3/7/24	65,000	66,557
Springleaf Finance Corp.
6.625%, 1/15/28	30,000	33,225
Synchrony Financial
3.950%, 12/1/27	60,000	62,178

		949,047

Diversified Financial Services (0.3%)
Allied Universal Holdco LLC
6.625%, 7/15/26§	40,000	42,600
MPH Acquisition Holdings LLC
7.125%, 6/1/24§	45,000	41,571
Refinitiv US Holdings, Inc.
6.250%, 5/15/26§	65,000	70,606
Verscend Escrow Corp.
9.750%, 8/15/26§	47,000	49,938

		204,715

Insurance (0.6%)
Alliant Holdings Intermediate LLC
6.750%, 10/15/27§	20,000	20,802
Athene Global Funding
3.000%, 7/1/22§	120,000	121,888
Liberty Mutual Group, Inc.
3.951%, 10/15/50§	60,000	61,175
NFP Corp.
6.875%, 7/15/25§	45,000	44,156
Prudential Financial, Inc.
3.905%, 12/7/47	55,000	59,456
Willis North America, Inc.
4.500%, 9/15/28	55,000	61,138

		368,615

Thrifts & Mortgage Finance (0.1%)
Nationstar Mortgage Holdings, Inc.
8.125%, 7/15/23§	35,000	37,056

Total Financials		2,509,683

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Principal Amount	Value (Note 1)
Health Care (1.3%)
Biotechnology (0.1%)
AbbVie, Inc.
4.700%, 5/14/45	$60,000	$64,259

Health Care Providers & Services (0.9%)
Anthem, Inc.
2.375%, 1/15/25	30,000	30,004
Centene Corp.
4.750%, 1/15/25	39,000	40,297
5.375%, 6/1/26§	5,000	5,280
Cigna Corp.
(ICE LIBOR USD 3 Month + 0.89%), 2.891%, 7/15/23 (k)	85,000	85,312
4.900%, 12/15/48	85,000	98,801
CVS Health Corp.
5.050%, 3/25/48	80,000	92,125
HCA, Inc.
5.375%, 9/1/26	35,000	38,128
4.125%, 6/15/29	60,000	63,385
Select Medical Corp.
6.250%, 8/15/26§	40,000	42,600
Tenet Healthcare Corp.
5.125%, 11/1/27§	45,000	46,913
WellCare Health Plans, Inc.
5.375%, 8/15/26§	40,000	42,600
West Street Merger Sub, Inc.
6.375%, 9/1/25§	20,000	18,950

		604,395

Life Sciences Tools & Services (0.1%)
Avantor, Inc.
9.000%, 10/1/25§	45,000	50,218

Pharmaceuticals (0.2%)
Bausch Health Cos., Inc.
7.000%, 3/15/24§	20,000	20,898
5.750%, 8/15/27§	25,000	27,117
7.000%, 1/15/28§	30,000	32,325
7.250%, 5/30/29§	30,000	33,000

		113,340

Total Health Care		832,212

Industrials (2.0%)
Aerospace & Defense (0.4%)
BBA US Holdings, Inc.
4.000%, 3/1/28§	5,000	4,963
Bombardier, Inc.
6.000%, 10/15/22§	40,000	38,950
Lockheed Martin Corp.
4.700%, 5/15/46	100,000	127,059
TransDigm, Inc.
6.250%, 3/15/26§	55,000	58,781
6.375%, 6/15/26	15,000	15,591
5.500%, 11/15/27§	30,000	29,964

		275,308

Airlines (0.2%)
Delta Air Lines, Inc.
3.625%, 3/15/22	115,000	117,588

Building Products (0.2%)
Builders FirstSource, Inc.
5.625%, 9/1/24§	39,000	40,560
Owens Corning
4.400%, 1/30/48	70,000	64,434

		104,994

Commercial Services & Supplies (0.3%)
Aramark Services, Inc.
5.000%, 4/1/25§	30,000	31,162
Clean Harbors, Inc.
4.875%, 7/15/27§	30,000	31,198
Garda World Security Corp.
8.750%, 5/15/25§	35,000	35,088
GFL Environmental, Inc.
8.500%, 5/1/27§	20,000	21,950
Waste Management, Inc.
4.000%, 7/15/39	55,000	62,235

		181,633

Construction & Engineering (0.1%)
AECOM
5.125%, 3/15/27	45,000	47,405

Industrial Conglomerates (0.1%)
General Electric Co.
5.875%, 1/14/38	55,000	65,897

Machinery (0.0%)
Colfax Corp.
6.000%, 2/15/24§	25,000	26,534
6.375%, 2/15/26§	10,000	10,825

		37,359

Professional Services (0.1%)
Dun & Bradstreet Corp. (The)
6.875%, 8/15/26§	35,000	38,160

Road & Rail (0.2%)
CSX Corp.
3.800%, 11/1/46	55,000	57,649
Penske Truck Leasing Co. LP
4.200%, 4/1/27§	55,000	58,666
Uber Technologies, Inc.
7.500%, 9/15/27§	25,000	24,625

		140,940

Trading Companies & Distributors (0.4%)
Air Lease Corp.
3.250%, 3/1/25	115,000	118,184
Beacon Roofing Supply, Inc.
4.875%, 11/1/25§	60,000	58,950
United Rentals North America, Inc.
6.500%, 12/15/26	40,000	43,300
3.875%, 11/15/27	20,000	20,155
5.250%, 1/15/30	25,000	26,250

		266,839

Total Industrials		1,276,123

Information Technology (0.6%)
Communications Equipment (0.1%)
CommScope, Inc.
5.500%, 3/1/24§	5,000	5,062
6.000%, 3/1/26§	25,000	25,633

		30,695

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Principal Amount	Value (Note 1)
IT Services (0.1%)
GTT Communications, Inc.
7.875%, 12/31/24§	$20,000	$11,700
Tempo Acquisition LLC
6.750%, 6/1/25§	55,000	56,650

		68,350

Semiconductors & Semiconductor Equipment (0.1%)
NXP BV
3.875%, 6/18/26§	60,000	62,979

Software (0.3%)
CDK Global, Inc.
5.250%, 5/15/29§	15,000	15,919
Genesys Telecommunications Laboratories, Inc.
10.000%, 11/30/24§	40,000	43,200
Informatica LLC
7.125%, 7/15/23§	70,000	71,225
SS&C Technologies, Inc.
5.500%, 9/30/27§	50,000	53,235

		183,579

Total Information Technology		345,603

Materials (0.6%)
Chemicals (0.3%)
Mosaic Co. (The)
4.050%, 11/15/27	120,000	126,120
Nutrien Ltd.
4.200%, 4/1/29	60,000	66,444

		192,564

Containers & Packaging (0.2%)
Berry Global, Inc.
5.625%, 7/15/27§	45,000	47,531
Flex Acquisition Co., Inc.
6.875%, 1/15/25§	25,000	23,563
WRKCo, Inc.
3.750%, 3/15/25	50,000	52,673

		123,767

Metals & Mining (0.1%)
SunCoke Energy Partners LP
7.500%, 6/15/25§	40,000	34,000

Total Materials		350,331

Real Estate (1.1%)
Equity Real Estate Investment Trusts (REITs) (1.1%)
Alexandria Real Estate Equities, Inc. (REIT)
4.000%, 1/15/24	110,000	117,485
4.850%, 4/15/49	25,000	31,001
American Tower Corp. (REIT)
3.950%, 3/15/29	55,000	59,104
Crown Castle International Corp. (REIT)
3.650%, 9/1/27	55,000	58,088
3.800%, 2/15/28	50,000	53,225
ESH Hospitality, Inc. (REIT)
5.250%, 5/1/25§	50,000	51,322
4.625%, 10/1/27§	20,000	20,027
Iron Mountain, Inc. (REIT)
4.875%, 9/15/29§	35,000	35,689
MPT Operating Partnership LP (REIT)
5.250%, 8/1/26	45,000	47,250
4.625%, 8/1/29	25,000	26,079
Public Storage (REIT)
3.385%, 5/1/29	60,000	64,566
Simon Property Group LP (REIT)
2.450%, 9/13/29	30,000	29,713
Welltower, Inc. (REIT)
3.950%, 9/1/23	110,000	116,821

		710,370

Total Real Estate		710,370

Utilities (0.5%)
Electric Utilities (0.3%)
Georgia Power Co.
Series A 2.200%, 9/15/24	60,000	59,992
Monongahela Power Co.
5.400%, 12/15/43§	70,000	93,022
Southern California Edison Co.
4.000%, 4/1/47	30,000	30,953

		183,967

Gas Utilities (0.1%)
Brooklyn Union Gas Co. (The)
4.487%, 3/4/49§	60,000	72,397

Independent Power and Renewable Electricity Producers (0.1%)
Calpine Corp.
5.250%, 6/1/26§	45,000	46,800

Total Utilities		303,164

Total Corporate Bonds		10,545,205

Mortgage-Backed Securities (3.7%)
FHLMC
3.000%, 3/1/46	666,288	684,045
3.500%, 5/1/46	660,177	677,695
4.000%, 10/1/48	80,872	84,208
FNMA UMBS
3.500%, 7/1/42	301,000	316,324
3.500%, 6/1/48	534,939	551,641

Total Mortgage-Backed Securities		2,313,913

U.S. Treasury Obligations (11.0%)
U.S. Treasury Bonds
3.125%, 2/15/43	220,000	259,256
3.625%, 8/15/43	180,000	229,388
3.750%, 11/15/43	180,000	234,049
2.750%, 11/15/47	230,000	257,591
U.S. Treasury Inflation Linked Bonds
1.000%, 2/15/46 TIPS	335,662	372,105
U.S. Treasury Inflation Linked Notes
0.875%, 1/15/29 TIPS	172,730	183,675
U.S. Treasury Notes
2.750%, 8/15/21	210,000	214,315
2.875%, 10/15/21	490,000	502,322
1.750%, 11/30/21	500,000	502,051
2.500%, 1/15/22	190,000	193,911
2.625%, 2/28/23	410,000	424,598
2.500%, 3/31/23	340,000	351,010

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Principal Amount	Value (Note 1)
2.750%, 4/30/23	$330,000	$343,716
1.625%, 5/31/23	270,000	270,944
1.875%, 8/31/24	140,000	142,190
2.125%, 9/30/24	350,000	359,618
2.250%, 10/31/24	350,000	361,833
2.750%, 2/28/25	180,000	190,958
3.000%, 9/30/25	250,000	269,893
2.375%, 5/15/27	410,000	432,286
2.250%, 8/15/27	350,000	366,078
2.250%, 11/15/27	350,000	366,269

Total U.S. Treasury Obligations		6,828,056

Total Long-Term Debt Securities (45.3%) (Cost $27,289,431)		28,224,123

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.8%)
Interactive Media & Services (1.8%)
Alphabet, Inc., Class A*	507	638,212
Facebook, Inc., Class A*	2,740	525,121

		1,163,333

Total Communication Services		1,163,333

Consumer Discretionary (3.8%)
Hotels, Restaurants & Leisure (0.5%)
Domino’s Pizza, Inc.	1,061	288,189

Internet & Direct Marketing Retail (1.7%)
Amazon.com, Inc.*	445	790,614
Booking Holdings, Inc.*	139	284,779

		1,075,393

Multiline Retail (1.1%)
Dollar General Corp.	2,317	371,508
Target Corp.	2,819	301,379

		672,887

Specialty Retail (0.5%)
O’Reilly Automotive, Inc.*	713	310,518

Total Consumer Discretionary		2,346,987

Consumer Staples (1.4%)
Beverages (0.3%)
Constellation Brands, Inc., Class A	782	148,838

Food & Staples Retailing (0.3%)
Sysco Corp.	2,291	182,982

Tobacco (0.8%)
Philip Morris International, Inc.	6,393	520,646

Total Consumer Staples		852,466

Energy (1.4%)
Energy Equipment & Services (0.4%)
Halliburton Co.	7,384	142,142
Patterson-UTI Energy, Inc.	9,301	77,385

		219,527

Oil, Gas & Consumable Fuels (1.0%)
Continental Resources, Inc.*	4,938	145,523
Devon Energy Corp.	8,631	175,037
Pioneer Natural Resources Co.	2,633	323,911

		644,471

Total Energy		863,998

Financials (3.0%)
Banks (1.4%)
Citigroup, Inc.	6,527	469,030
Wells Fargo & Co.	7,719	398,532

		867,562

Capital Markets (0.9%)
Charles Schwab Corp. (The)	6,171	251,221
Intercontinental Exchange, Inc.	3,093	291,732

		542,953

Insurance (0.7%)
Aflac, Inc.	5,355	284,672
Willis Towers Watson plc	947	176,994

		461,666

Total Financials		1,872,181

Health Care (4.5%)
Biotechnology (0.2%)
BioMarin Pharmaceutical, Inc.*	1,664	121,821

Health Care Equipment & Supplies (1.4%)
Abbott Laboratories	4,089	341,881
Alcon, Inc.*	2,481	147,049
Boston Scientific Corp.*	8,452	352,449

		841,379

Health Care Providers & Services (1.2%)
Anthem, Inc.	1,156	311,056
UnitedHealth Group, Inc.	1,845	466,232

		777,288

Pharmaceuticals (1.7%)
AstraZeneca plc (ADR)	9,060	444,212
Novartis AG (ADR)	3,663	320,293
Zoetis, Inc.	2,259	288,971

		1,053,476

Total Health Care		2,793,964

Industrials (2.5%)
Aerospace & Defense (1.6%)
Boeing Co. (The)	1,277	434,065
Lockheed Martin Corp.	755	284,393
Northrop Grumman Corp.	806	284,099

		1,002,557

Air Freight & Logistics (0.3%)
FedEx Corp.	1,303	198,916

Industrial Conglomerates (0.6%)
Honeywell International, Inc.	2,005	346,324

Total Industrials		1,547,797

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Number of Shares	Value (Note 1)
Information Technology (6.4%)
Electronic Equipment, Instruments & Components (0.4%)
Corning, Inc.	8,431	$249,811

IT Services (1.8%)
Cognizant Technology Solutions Corp., Class A	4,170	254,120
PayPal Holdings, Inc.*	3,217	334,890
Visa, Inc., Class A	2,869	513,149

		1,102,159

Semiconductors & Semiconductor Equipment (0.9%)
Analog Devices, Inc.	2,718	289,820
Lam Research Corp.	1,154	312,780

		602,600

Software (2.7%)
Adobe, Inc.*	1,364	379,096
Microsoft Corp.	7,727	1,107,819
Splunk, Inc.*	1,506	180,660

		1,667,575

Technology Hardware, Storage & Peripherals (0.6%)
Apple, Inc.	1,582	393,538

Total Information Technology		4,015,683

Real Estate (0.7%)
Equity Real Estate Investment Trusts (REITs) (0.7%)
American Tower Corp. (REIT)	2,031	442,921

Total Real Estate		442,921

Utilities (0.6%)
Electric Utilities (0.6%)
NextEra Energy, Inc.	1,536	366,090

Total Utilities		366,090

Total Common Stocks (26.1%) (Cost $14,357,312)		16,265,420

INVESTMENT COMPANIES:
Fixed Income (6.6%)
DoubleLine Floating Rate Fund, Class I‡	177,241	1,682,018
DoubleLine Global Bond Fund, Class I‡	228,313	2,383,588

Total Investment Companies (6.6%) (Cost $4,067,746)		4,065,606

SHORT-TERM INVESTMENTS:
Investment Company (12.7%)
JPMorgan Prime Money Market Fund, IM Shares	7,872,512	7,875,661

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations (3.7%)
U.S. Treasury Bills
1.52%, 2/6/20 (p)	$2,000,000	1,991,742
1.53%, 9/10/20 (p)	340,000	335,523

Total U.S. Treasury Obligations		2,327,265

Total Short-Term Investments (16.4%) (Cost $10,199,546)		10,202,926

Total Investments in Securities (94.4%) (Cost $55,914,035)		58,758,075
Other Assets Less Liabilities (5.6%)		3,488,935

Net Assets (100%)		$62,247,010

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2019, the market value of these securities amounted to $6,749,150 or 10.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond – Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of October 31, 2019. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2019.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2019.

(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt
CAPE	— Cyclically Adjusted Price Earnings
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
OTC	— Over-the-counter
PO	— Principal Only
TIPS	— Treasury Inflation Protected Security
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

Investments in companies which were affiliates for the year ended October 31, 2019, were as follows:

Security Description	Shares at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Fixed Income
DoubleLine Floating Rate Fund, Class I	177,241	2,769,359	—	(1,000,000)	(7,254)	(80,087)	1,682,018	140,787	—
DoubleLine Global Bond Fund, Class I	228,313	1,633,717	650,000	—	—	99,871	2,383,588	19,875	—

Total		4,403,076	650,000	(1,000,000)	(7,254)	19,784	4,065,606	160,662	—

OTC Total return swap contracts outstanding as of October 31, 2019 (Note 1):

Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/Received	Counterparty	Maturity Date	Notional Amount		Value and Unrealized Appreciation (Depreciation) ($)
Shiller Barclays CAPE US Sector II ER USD Index	0.40% and decrease in total return of index	Increase in total return of index	At maturity	Barclays Bank plc	6/22/2020	USD	9,000,000	520,756

								520,756

Shiller Barclays CAPE US Sector ER USD Index	0.47% and decrease in total return of index	Increase in total return of index	At maturity	Barclays Bank plc	12/9/2019	USD	1,700,000	(4,361)

								(4,361)

								516,395

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$2,120,321	$—	$2,120,321
Collateralized Mortgage Obligations	—	6,416,628	—	6,416,628
Common Stocks
Communication Services	1,163,333	—	—	1,163,333
Consumer Discretionary	2,346,987	—	—	2,346,987
Consumer Staples	852,466	—	—	852,466
Energy	863,998	—	—	863,998
Financials	1,872,181	—	—	1,872,181
Health Care	2,793,964	—	—	2,793,964
Industrials	1,547,797	—	—	1,547,797
Information Technology	4,015,683	—	—	4,015,683
Real Estate	442,921	—	—	442,921
Utilities	366,090	—	—	366,090
Corporate Bonds
Communication Services	—	1,484,256	—	1,484,256
Consumer Discretionary	—	959,760	—	959,760
Consumer Staples	—	781,036	—	781,036
Energy	—	992,667	—	992,667
Financials	—	2,509,683	—	2,509,683
Health Care	—	832,212	—	832,212
Industrials	—	1,276,123	—	1,276,123
Information Technology	—	345,603	—	345,603
Materials	—	350,331	—	350,331
Real Estate	—	710,370	—	710,370
Utilities	—	303,164	—	303,164
Investment Companies	4,065,606	—	—	4,065,606
Mortgage-Backed Securities	—	2,313,913	—	2,313,913
Short-Term Investments
Investment Company	7,875,661	—	—	7,875,661
U.S. Treasury Obligations	—	2,327,265	—	2,327,265
Total Return Swaps	—	520,756	—	520,756
U.S. Treasury Obligations	—	6,828,056	—	6,828,056

Total Assets	$28,206,687	$31,072,144	$—	$59,278,831

Liabilities:
Total Return Swaps	$—	$(4,361)	$—	$(4,361)

Total Liabilities	$—	$(4,361)	$—	$(4,361)

Total	$28,206,687	$31,067,783	$—	$59,274,470

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

Fair Values of Derivative Instruments as of October 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$520,756

Total		$520,756

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(4,361)

Total		$(4,361)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Swaps	Total
Equity contracts	$1,350,102	$1,350,102

Total	$1,350,102	$1,350,102

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Swaps	Total
Equity contracts	$235,246	$235,246

Total	$235,246	$235,246

^ The Fund held swaps contracts as a substitute for investing in conventional securities.

The Fund held swap contracts with an average notional value of approximately $11,915,000 during the year ended October 31, 2019.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of October 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc	$520,756	$(4,361)	$(449,262)	$67,133

Total	$520,756	$(4,361)	$(449,262)	$67,133

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Barclays Bank plc	$4,361	$(4,361)	$—	$—

Total	$4,361	$(4,361)	$—	$—

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$21,345,227
Long-term U.S. government debt securities	10,471,741

$31,816,968

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$19,255,759
Long-term U.S. government debt securities	9,054,431

$28,310,190

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,333,855
Aggregate gross unrealized depreciation	(1,031,004)

Net unrealized appreciation	$3,302,851

Federal income tax cost of investments in securities and derivative instruments, if applicable	$55,971,619

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $4,067,746)	$4,065,606
Unaffiliated Issuers (Cost $51,846,289)	54,692,469
Cash	2,815,199
Market value on OTC swap contracts	520,756
Dividends, interest and other receivables	205,191
Receivable for securities sold	94,601
Prepaid registration and filing fees	11,534
Receivable for Fund shares sold	9,511
Other assets	728

Total assets	62,415,595

LIABILITIES
Payable for securities purchased	55,000
Investment advisory fees payable	18,626
Administrative fees payable	7,835
Market value on OTC swap contracts	4,361
Transfer agent fees payable	3,384
Distribution fees payable – Class A	431
Distribution fees payable – Class R	71
Accrued expenses	78,877

Total liabilities	168,585

NET ASSETS	$62,247,010

Net assets were comprised of:
Paid in capital	$55,727,999
Total distributable earnings (loss)	6,519,011

Net assets	$62,247,010

Class A
Net asset value and redemption price per share, $2,081,224 / 185,357 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.23
Maximum sales charge (5.50% of offering price)	0.65

Maximum offering price per share	$11.88

Class I
Net asset value and redemption price per share, $59,997,379 / 5,331,700 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.25

Class R
Net asset value and redemption price per share, $168,407 / 15,026 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.21

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Interest	$1,304,217
Dividends ($160,662 of dividend income received from affiliates)	384,714

Total income	1,688,931

EXPENSES
Investment advisory fees	444,349
Professional fees	123,272
Administrative fees	88,870
Printing and mailing expenses	46,747
Registration and filing fees	42,291
Transfer agent fees	38,420
Custodian fees	19,325
Trustees’ fees	5,305
Distribution fees – Class A	5,045
Distribution fees – Class R	799
Miscellaneous	30,194

Gross expenses	844,617
Less: Voluntary waiver from investment adviser	(72,912)
Waiver from investment adviser	(229,925)

Net expenses	541,780

NET INVESTMENT INCOME (LOSS)	1,147,151

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($(7,254) of realized gain (loss) from affiliates)	884,508
Swaps	1,350,102

Net realized gain (loss)	2,234,610

Change in unrealized appreciation (depreciation) on:
Investments in securities ($19,784 of change in unrealized appreciation (depreciation) from affiliates)	2,505,890
Swaps	235,246

Net change in unrealized appreciation (depreciation)	2,741,136

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,975,746

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,122,897

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,147,151	$964,904
Net realized gain (loss)	2,234,610	1,692,724
Net change in unrealized appreciation (depreciation)	2,741,136	(1,814,177)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,122,897	843,451

Distributions to shareholders:
Class A	(83,828)	(83,272)
Class I	(2,637,668)	(4,227,949)
Class R	(6,450)	(7,506)

Total distributions to shareholders	(2,727,946)	(4,318,727)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 55,587 and 157,314 shares, respectively ]	596,061	1,679,813
Capital shares issued in reinvestment of dividends [ 7,863 and 7,082 shares, respectively ]	79,177	75,498
Capital shares repurchased [ (108,047) and (47,392) shares, respectively ]	(1,145,133)	(515,495)

Total Class A transactions	(469,895)	1,239,816

Class I
Capital shares sold [ 54,826 and 161,547 shares, respectively ]	587,053	1,758,509
Capital shares issued in reinvestment of dividends [ 18,482 and 20,595 shares, respectively ]	186,113	219,547
Capital shares repurchased [ (113,792) and (51,690) shares, respectively ]	(1,175,255)	(554,783)

Total Class I transactions	(402,089)	1,423,273

Class R
Capital shares sold [ 145 and 4,880 shares, respectively ]	1,462	51,331
Capital shares issued in reinvestment of dividends [ 205 and 1 shares, respectively ]	2,068	7
Capital shares repurchased [ (17) and (197) shares, respectively ]	(181)	(2,083)

Total Class R transactions	3,349	49,255

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(868,635)	2,712,344

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,526,316	(762,932)
NET ASSETS:
Beginning of year	59,720,694	60,483,626

End of year	$62,247,010	$59,720,694

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended October 31,					March 7, 2016* to October 31, 2016
Class A	2019		2018		2017
Net asset value, beginning of period	$10.61		$11.25		$10.53	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.18		0.15		0.11	0.06
Net realized and unrealized gain (loss)	0.91		(0.01)		0.87	0.47

Total from investment operations	1.09		0.14		0.98	0.53

Less distributions:
Dividends from net investment income	(0.17)		(0.13)		(0.09)	—
Distributions from net realized gains	(0.30)		(0.65)		(0.17)	—

Total dividends and distributions	(0.47)		(0.78)		(0.26)	—

Net asset value, end of period	$11.23		$10.61		$11.25	$10.53

Total return (b)	10.73%		1.19%		9.46%	5.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,081		$2,440		$1,271	$356
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15	%(j)	1.20	%(k)	1.21%	1.22%
Before waivers (a)(f)	1.67%		1.66%		1.75%	1.85%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	1.70%		1.39%		1.02%	0.89	%(l)
Before waivers (a)(f)(x)	1.19%		0.93%		0.48%	0.26	%(l)
Portfolio turnover rate (z)^	63%		79%		86%	56%

	Year Ended October 31,					March 7, 2016* to October 31, 2016
Class I	2019		2018		2017
Net asset value, beginning of period	$10.63		$11.27		$10.55	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.21		0.18		0.14	0.08
Net realized and unrealized gain (loss)	0.91		(0.01)		0.86	0.47

Total from investment operations	1.12		0.17		1.00	0.55

Less distributions:
Dividends from net investment income	(0.20)		(0.16)		(0.11)	—
Distributions from net realized gains	(0.30)		(0.65)		(0.17)	—

Total dividends and distributions	(0.50)		(0.81)		(0.28)	—

Net asset value, end of period	$11.25		$10.63		$11.27	$10.55

Total return (b)	11.00%		1.44%		9.68%	5.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$59,997		$57,126		$59,101	$53,478
Ratio of expenses to average net assets:
After waivers (a)(f)	0.90	%(j)	0.95	%(k)	0.96%	0.97%
Before waivers (a)(f)	1.42%		1.41%		1.50%	1.55%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	1.95%		1.62%		1.27%	1.12	%(l)
Before waivers (a)(f)(x)	1.43%		1.16%		0.72%	0.55	%(l)
Portfolio turnover rate (z)^	63%		79%		86%	56%

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,					March 7, 2016* to October 31, 2016
Class R	2019		2018		2017
Net asset value, beginning of period	$10.59		$11.23		$10.52	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.12		0.08	0.04
Net realized and unrealized gain (loss)	0.91		(0.01)		0.87	0.48

Total from investment operations	1.06		0.11		0.95	0.52

Less distributions:
Dividends from net investment income	(0.14)		(0.10)		(0.07)	—
Distributions from net realized gains	(0.30)		(0.65)		(0.17)	—

Total dividends and distributions	(0.44)		(0.75)		(0.24)	—

Net asset value, end of period	$11.21		$10.59		$11.23	$10.52

Total return (b)	10.46%		0.93%		9.15%	5.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$168		$156		$112	$105
Ratio of expenses to average net assets:
After waivers (a)(f)	1.40	%(j)	1.45	%(k)	1.46%	1.47%
Before waivers (a)(f)	1.92%		1.91%		2.01%	2.05%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	1.44%		1.13%		0.77%	0.62	%(l)
Before waivers (a)(f)(x)	0.93%		0.67%		0.22%	0.05	%(l)
Portfolio turnover rate (z)^	63%		79%		86%	56%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class A, 0.95% for Class I and 1.45% for Class R.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.25% for Class A, 1.00% for Class I and 1.50% for Class R.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

			1 Year	Since Incept.
Fund – Class A Shares*	without Sales Charge		2.29%	6.28%
	with Sales Charge (a	)	(3.36)	5.08
Fund – Class I Shares*			2.57	6.56
Fund – Class R Shares*			2.02	6.02
Fund – Class T Shares*†	without Sales Charge		2.57	6.56
	with Sales Charge (b	)	(0.02)	6.01
Russell 2500TM Value Index			6.10	6.21

*   Date of inception 11/12/14.

†   Class T Shares currently are not offered for sale.

(a)  A 5.50% front-end sales charge was deducted.

(b)  A 2.50% front-end sales charge was deducted.

     Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 GAMCO Small/Mid Cap Value Fund and the Russell 2500TM Value Index from 11/12/14 to 10/31/19. The performance of the Russell 2500TM Value Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2500TM Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2019, the gross expense ratios for Class A, I, R and T shares were 1.80%, 1.52%, 2.06% and 1.81%, respectively. The net expense ratios for Class A, I, R and T shares were 1.25%, 1.00%, 1.50% and 1.25%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2020. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 2.57% for the year ended October 31, 2019. The Fund’s benchmark, the Russell 2500TM Value Index, returned 6.10% over the same year.

Overview — GAMCO Asset Management, Inc.

The market started off the period exhibiting extreme volatility, with December of 2018 the worst month for equity markets since World War II. Economically sensitive industrial stocks, especially on the small and mid-cap side, took the brunt of the market’s concern. The market recouped all of those December losses in the first quarter as U.S. stocks registered their best first quarter since 1998. This rally was fueled by a shift in Federal Reserve (Fed) policy and renewed hopes of a trade deal with China. The second quarter was once again marked by volatility as investors were forced to weigh weaker economic data against the possibility of an upcoming July rate cut. Despite another volatile quarter, the market ended June sitting right around its all-time high. The third quarter began with the longest expansion on record for the U.S. economy, the lowest unemployment since the 1960s, household wealth at a record high, and solid housing growth, all while inflation remained tame. Despite a decelerating economy and rising geopolitical risks, the S&P 500® Index finished the third quarter only 1.5% below its all-time high.

Fund Highlights

We buy businesses we believe are selling at a discount to their Private Market Value (the price an informed industrialist would pay for the entire company), with a catalyst in place that could potentially surface values. Industry consolidation, financial engineering (e.g., spin-offs), changes in management and changes in regulation are just a few catalysts in which the Fund is rich. Our philosophy and process focus on fundamental company research and individual stock selection.

We believe we are generally well-positioned for almost any economic environment. Our holdings have tended to be domestically focused with strong franchises and often pricing power. We have never been top-down allocators, trying to chase every trend. Rather, we rely on fundamental bottom-up research informed by our view of the shifting political and economic tides.

The Fund trailed the Russell 2500TM Value Index during this period. As you know, the Fund looks quite different from the index and occasionally we have seen periods where returns differ significantly. The Fund’s higher weighting in communication services and lower weighting in technology were relative detractors to performance for this period.

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

What helped performance during the year?

•

We saw several takeover announcements in the last twelve months that positively impacted performance. Avon Products, Tribune Media and El Paso Electric all were up over 16% for the period. We expect to see continued industry consolidation as a positive catalyst for the Fund moving forward as interest rates remain very low after being cut three times during the period.

•

The Fund’s overweight to industrials over the period had the largest positive impact on performance. Several names, such as Griffon Corp., Herc Holdings, Inc. and CIRCOR International, Inc., surged despite volatility caused by uncertainty over trade negotiations and supply chains.

•	Federated Investors, Inc. and Legg Mason, Inc. rose on strong fundamentals despite a challenging industry backdrop.

What hurt performance during the year?

•

A larger position in communication services companies, an area in which our firm has built deep knowledge over many years, was one of the largest detractors to performance for the period. The Viacom-CBS deal unites the companies for the first time since they split in 2005. Many Viacom shareholders were unhappy with the terms of the transaction. The companies have addressed initial concerns and their combined more than 20% share of viewing will be far more powerful than each as a standalone, putting the combined company in a better position to negotiate some of the digital changes the industry is going through.

•	The Fund’s underweighting in real estate and technology also detracted from performance on a relative basis as the benchmark’s allocation to technology was more than three times that of the Fund.

•

RPC, Inc., which provides a broad range of specialized oilfield services and equipment for oil and gas companies, pulled back sharply over the last twelve months as the U.S. land rig count continued to decline and overcapacity persisted in the pressure pumping industry.

Sector Weightings as of October 31, 2019	% of Net Assets
Industrials	37.5%
Communication Services	14.4
Consumer Staples	10.9
Materials	8.8
Consumer Discretionary	8.7
Investment Company	4.1
Health Care	4.0
Financials	3.7
Information Technology	2.6
Real Estate	2.0
Utilities	2.0
Energy	1.0
Cash and Other	0.3

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class R and Class T shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class A
Actual	$1,000.00	$949.00	$6.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.94	6.33
Class I
Actual	1,000.00	950.50	4.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.20	5.06
Class R
Actual	1,000.00	947.20	7.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.67	7.60
Class T**
Actual	1,000.00	949.80	4.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.19	5.06

*  Expenses are equal to the Fund’s Class A, I, R and T shares annualized expense ratios of 1.24%, 0.99%, 1.49% and 0.99%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

** Class T shares currently are not offered for sale.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (14.4%)
Diversified Telecommunication Services (0.8%)
Intelsat SA*	30,000	$761,700

Entertainment (4.2%)
AMC Entertainment Holdings, Inc., Class A	40,000	374,800
Entertainment One Ltd.	90,000	648,776
Liberty Media Corp.-Liberty Braves, Class A*	3,500	103,320
Liberty Media Corp.-Liberty Braves, Class C*	20,000	588,200
Lions Gate Entertainment Corp., Class B*	1,000	7,490
Madison Square Garden Co. (The), Class A*	2,501	667,567
Viacom, Inc., Class B	87,000	1,875,720

		4,265,873

Media (7.6%)
AMC Networks, Inc., Class A*	9,500	413,725
Clear Channel Outdoor Holdings, Inc.*	370,963	864,344
comScore, Inc.*	49,000	113,190
Corus Entertainment, Inc., Class B	190,000	729,937
DISH Network Corp., Class A*	376	12,927
EW Scripps Co. (The), Class A	45,000	604,575
Grupo Televisa SAB (ADR)	65,000	718,250
JCDecaux SA	21,000	573,822
Loral Space & Communications, Inc.*	9,400	375,906
Meredith Corp.	43,000	1,621,100
MSG Networks, Inc., Class A*	45,000	729,450
Sirius XM Holdings, Inc.	34,560	232,243
TEGNA, Inc.	30,000	450,900
WideOpenWest, Inc.*	38,000	241,300

		7,681,669

Wireless Telecommunication Services (1.8%)
Gogo, Inc.*	35,000	215,250
Millicom International Cellular SA	9,000	406,530
Millicom International Cellular SA (SDR)	9,000	410,120
United States Cellular Corp.*	20,000	744,400

		1,776,300

Total Communication Services		14,485,542

Consumer Discretionary (8.7%)
Auto Components (0.7%)
Dana, Inc.	36,000	584,280
Lear Corp.	600	70,662

		654,942

Diversified Consumer Services (0.6%)
H&R Block, Inc.	12,000	299,880
ServiceMaster Global Holdings, Inc.*	6,000	242,280
Universal Technical Institute, Inc.*	12,000	71,040

		613,200

Hotels, Restaurants & Leisure (2.7%)
Cheesecake Factory, Inc. (The)	11,000	459,690
Churchill Downs, Inc.	2,900	376,971
Dover Motorsports, Inc.	15,000	28,950
Eldorado Resorts, Inc.*	6,000	268,620
Golden Entertainment, Inc.*	37,000	535,760
Nathan’s Famous, Inc.	7,500	570,750
Wynn Resorts Ltd.	4,000	485,360

		2,726,101

Household Durables (1.2%)
Bassett Furniture Industries, Inc.	42,500	648,125
Hunter Douglas NV	3,000	192,054
Lennar Corp., Class B	8,000	376,160

		1,216,339

Internet & Direct Marketing Retail (0.3%)
Lands’ End, Inc.*	14,000	168,980
Stamps.com, Inc.*	2,000	168,860

		337,840

Leisure Products (3.0%)
Brunswick Corp.	37,000	2,154,880
Mattel, Inc.*	27,000	322,380
Polaris, Inc.	5,200	512,980

		2,990,240

Specialty Retail (0.2%)
Carvana Co.*	1,500	121,620
Tractor Supply Co.	1,000	95,020

		216,640

Total Consumer Discretionary		8,755,302

Consumer Staples (10.9%)
Beverages (2.4%)
Cott Corp.	12,000	154,200
Davide Campari-Milano SpA	33,000	302,352
National Beverage Corp.	11,300	496,748
Remy Cointreau SA	11,000	1,470,969

		2,424,269

Food & Staples Retailing (0.8%)
Casey’s General Stores, Inc.	2,500	427,025
Ingles Markets, Inc., Class A	9,500	374,585

		801,610

Food Products (5.3%)
Bunge Ltd.	25,000	1,350,000
Farmer Brothers Co.*	32,200	413,126
Hain Celestial Group, Inc. (The)*	84,000	1,985,760
JM Smucker Co. (The)	10,000	1,056,800
Maple Leaf Foods, Inc.	12,000	209,278
McCormick & Co., Inc.	1,800	289,152

		5,304,116

Household Products (1.6%)
Energizer Holdings, Inc.	32,000	1,359,680
Oil-Dri Corp. of America	7,000	245,070

		1,604,750

Personal Products (0.8%)
Edgewell Personal Care Co.*	23,000	805,000

Total Consumer Staples		10,939,745

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Number of Shares	Value (Note 1)

Energy (1.0%)
Energy Equipment & Services (1.0%)
Dril-Quip, Inc.*	12,000	$492,240
RPC, Inc.	130,000	538,200
Weatherford International plc*	145,000	3,915

Total Energy		1,034,355

Financials (3.7%)
Banks (1.5%)
Atlantic Capital Bancshares, Inc.*	14,000	261,100
Cadence Bancorp	10,997	169,134
Flushing Financial Corp.	16,154	349,573
Synovus Financial Corp.	22,005	745,309

		1,525,116

Capital Markets (2.2%)
Federated Investors, Inc., Class B	35,000	1,117,900
Legg Mason, Inc.	25,000	931,500
Waddell & Reed Financial, Inc., Class A	7,000	115,920

		2,165,320

Total Financials		3,690,436

Health Care (4.0%)
Biotechnology (0.4%)
Clovis Oncology, Inc.*	14,000	44,380
Spark Therapeutics, Inc.*	3,000	327,510

		371,890

Health Care Equipment & Supplies (0.5%)
Cutera, Inc.*	16,000	504,000

Health Care Providers & Services (1.1%)
Option Care Health, Inc.*	90,009	318,632
Patterson Cos., Inc.	46,000	787,980

		1,106,612

Health Care Technology (1.9%)
Evolent Health, Inc., Class A*	50,000	381,000
Teladoc Health, Inc.*	20,000	1,532,000

		1,913,000

Life Sciences Tools & Services (0.1%)
Bio-Rad Laboratories, Inc., Class A*	300	99,486

Total Health Care		3,994,988

Industrials (37.5%)
Aerospace & Defense (3.8%)
AAR Corp.	16,000	668,000
Aerojet Rocketdyne Holdings, Inc.*	25,500	1,102,365
Moog, Inc., Class A	10,500	878,955
Moog, Inc., Class B	700	58,205
Textron, Inc.	25,000	1,152,250

		3,859,775

Building Products (2.9%)
Armstrong Flooring, Inc.*	50,000	307,000
Griffon Corp.	120,000	2,557,200

		2,864,200

Commercial Services & Supplies (2.7%)
IAA, Inc.*	8,688	331,447
KAR Auction Services, Inc.	8,688	215,984
Matthews International Corp., Class A	43,000	1,590,140
Team, Inc.*	30,000	544,800

		2,682,371

Construction & Engineering (0.5%)
Arcosa, Inc.	14,000	537,740

Electrical Equipment (0.6%)
AZZ, Inc.	14,600	566,334

Machinery (21.4%)
Astec Industries, Inc.	63,500	2,228,215
CIRCOR International, Inc.*	78,500	3,005,765
CNH Industrial NV	30,000	327,300
Donaldson Co., Inc.	300	15,822
Eastern Co. (The)	15,000	413,850
EnPro Industries, Inc.	41,000	2,851,550
Evoqua Water Technologies Corp.*	58,000	1,007,460
Flowserve Corp.	34,000	1,660,560
Gardner Denver Holdings, Inc.*	40,000	1,273,200
Graco, Inc.	4,500	203,400
ITT, Inc.	3,500	208,075
Kennametal, Inc.	37,000	1,145,150
Mueller Industries, Inc.	40,000	1,230,800
Mueller Water Products, Inc., Class A	34,000	397,800
Navistar International Corp.*	22,070	690,350
Park-Ohio Holdings Corp.	21,000	645,960
Toro Co. (The)	6,000	462,780
Trinity Industries, Inc.	86,000	1,701,080
Twin Disc, Inc.*	65,074	700,196
Watts Water Technologies, Inc., Class A	12,000	1,119,000
Welbilt, Inc.*	12,500	237,000

		21,525,313

Road & Rail (0.7%)
Hertz Global Holdings, Inc.*	50,648	684,254

Trading Companies & Distributors (3.8%)
Ashtead Group plc	2,000	60,830
GATX Corp.	8,000	636,400
Herc Holdings, Inc.*	50,000	2,213,000
Kaman Corp.	15,000	880,050

		3,790,280

Transportation Infrastructure (1.1%)
Macquarie Infrastructure Corp.	26,500	1,143,210

Total Industrials		37,653,477

Information Technology (2.6%)
Communications Equipment (0.2%)
Communications Systems, Inc.	20,000	119,000
EchoStar Corp., Class A*	1,600	62,400

		181,400

Electronic Equipment, Instruments & Components (0.8%)
KEMET Corp.	11,000	239,140
Landis+Gyr Group AG*	6,000	556,209

		795,349

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Number of Shares	Value (Note 1)

IT Services (0.3%)
Internap Corp.*	70,000	$166,600
MoneyGram International, Inc.*	30,000	118,800

		285,400

Software (0.3%)
Cloudflare, Inc., Class A*	500	8,420
FireEye, Inc.*	10,000	158,400
Zuora, Inc., Class A*	15,000	213,750

		380,570

Technology Hardware, Storage & Peripherals (1.0%)
Diebold Nixdorf, Inc.*	141,000	987,000

Total Information Technology		2,629,719

Materials (8.8%)
Chemicals (6.7%)
Axalta Coating Systems Ltd.*	7,000	206,430
Chr Hansen Holding A/S	1,200	92,112
Core Molding Technologies, Inc.*	60,000	342,600
Element Solutions, Inc.*	130,000	1,411,800
Ferro Corp.*	90,000	1,001,700
GCP Applied Technologies, Inc.*	88,000	1,818,080
HB Fuller Co.	7,000	341,600
Scotts Miracle-Gro Co. (The)	7,000	702,730
Tredegar Corp.	15,000	298,200
Valvoline, Inc.	26,000	554,840

		6,770,092

Containers & Packaging (1.6%)
Greif, Inc., Class A	30,000	1,175,100
Myers Industries, Inc.	25,000	423,250

		1,598,350

Metals & Mining (0.5%)
Ampco-Pittsburgh Corp.*	27,000	104,760
Freeport-McMoRan, Inc.	10,000	98,200
TimkenSteel Corp.*	52,000	292,240

		495,200

Total Materials		8,863,642

Real Estate (2.0%)
Equity Real Estate Investment Trusts (REITs) (1.5%)
Ryman Hospitality Properties, Inc. (REIT)	6,000	505,020
Seritage Growth Properties (REIT), Class A	23,000	1,000,270

		1,505,290

Real Estate Management & Development (0.5%)
St Joe Co. (The)*	28,000	519,400

Total Real Estate		2,024,690

Utilities (2.0%)
Gas Utilities (1.0%)
National Fuel Gas Co.	22,000	996,820

Independent Power and Renewable Electricity Producers (1.0%)
AES Corp.	60,000	1,023,000

Total Utilities		2,019,820

Total Common Stocks (95.6%) (Cost $99,167,921)		96,091,716

	Number of Warrants	Value (Note 1)

WARRANTS:
Health Care (0.0%)
Health Care Providers & Services (0.0%)
Option Care Health, Inc., expiring 6/30/25 (r)*	22	8

Total Health Care		8

Total Warrants (0.0%) (Cost $—)		8

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (4.1%)
JPMorgan Prime Money Market Fund, IM Shares	4,166,882	4,168,549

Total Short-Term Investment (4.1%) (Cost $4,168,164)		4,168,549

Total Investments in Securities (99.7%) (Cost $103,336,085)		100,260,273
Other Assets Less Liabilities (0.3%)		275,796

Net Assets (100%)		$100,536,069

*	Non-income producing.
(r)	Value determined using significant unobservable inputs.

Glossary:

ADR	— American Depositary Receipt
SDR	— Swedish Depositary Receipt

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$12,852,824	$1,632,718	$—	$14,485,542
Consumer Discretionary	7,892,508	862,794	—	8,755,302
Consumer Staples	8,632,202	2,307,543	—	10,939,745
Energy	1,034,355	—	—	1,034,355
Financials	3,690,436	—	—	3,690,436
Health Care	3,994,988	—	—	3,994,988
Industrials	37,534,442	119,035	—	37,653,477
Information Technology	2,073,510	556,209	—	2,629,719
Materials	8,428,930	434,712	—	8,863,642
Real Estate	2,024,690	—	—	2,024,690
Utilities	2,019,820	—	—	2,019,820
Short-Term Investment
Investment Company	4,168,549	—	—	4,168,549
Warrants
Health Care	—	—	8	8

Total Assets	$94,347,254	$5,913,011	$8	$100,260,273

Total Liabilities	$—	$—	$—	$—

Total	$94,347,254	$5,913,011	$8	$100,260,273

The Fund held no derivatives contracts during the year ended October 31, 2019.

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$41,216,178
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$34,818,314

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,771,267
Aggregate gross unrealized depreciation	(11,860,214)

Net unrealized depreciation	$(4,088,947)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$104,349,220

For the year ended October 31, 2019, the Fund incurred approximately $14,428 as brokerage commissions with G. Research, an affiliated broker/dealer.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value (Cost $103,336,085)	$100,260,273
Cash	331,000
Foreign cash (Cost $7,264)	7,302
Receivable for Fund shares sold	196,938
Receivable for securities sold	35,348
Prepaid registration and filing fees	25,804
Dividends, interest and other receivables	25,108
Other assets	1,163

Total assets	100,882,936

LIABILITIES
Payable for Fund shares redeemed	138,818
Payable for securities purchased	69,905
Investment advisory fees payable	22,554
Transfer agent fees payable	16,423
Administrative fees payable	12,521
Distribution fees payable – Class A	813
Distribution fees payable – Class R	378
Accrued expenses	85,455

Total liabilities	346,867

NET ASSETS	$100,536,069

Net assets were comprised of:
Paid in capital	$102,989,288
Total distributable earnings (loss)	(2,453,219)

Net assets	$100,536,069

Class A
Net asset value and redemption price per share, $3,895,970 / 312,633 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.46
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share	$13.19

Class I
Net asset value and redemption price per share, $95,600,713 / 7,655,897 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.49

Class R
Net asset value and redemption price per share, $912,258 / 73,666 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.38

Class T**
Net asset value and redemption price per share, $127,128 / 10,179 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.49
Maximum sales charge (2.50% of offering price)	0.32

Maximum offering price per share	$12.81

**	Class T shares currently are not offered for sale.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends (net of $20,536 foreign withholding tax)	$1,585,702
Interest	7,073

Total income	1,592,775

EXPENSES
Investment advisory fees	731,267
Professional fees	153,149
Administrative fees	146,254
Transfer agent fees	134,850
Printing and mailing expenses	71,540
Registration and filing fees	53,910
Custodian fees	22,075
Distribution fees – Class A	9,506
Trustees’ fees	8,720
Distribution fees – Class R	4,393
Distribution fees – Class T**	316
Miscellaneous	54,280

Gross expenses	1,390,260
Less: Waiver from investment adviser	(407,167)
Waiver from distributor	(316)

Net expenses	982,777

NET INVESTMENT INCOME (LOSS)	609,998

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	342,149
Foreign currency transactions	(1,490)

Net realized gain (loss)	340,659

Change in unrealized appreciation (depreciation) on:
Investments in securities	1,060,291
Foreign currency translations	118

Net change in unrealized appreciation (depreciation)	1,060,409

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,401,068

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,011,066

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$609,998	$293,327
Net realized gain (loss)	340,659	803,616
Net change in unrealized appreciation (depreciation)	1,060,409	(6,520,592)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,011,066	(5,423,649)

Distributions to shareholders:
Class A	(42,434)	(45,934)
Class I	(1,255,738)	(549,863)
Class R	(7,956)	(12,578)
Class T**	(1,787)	(3,105)

Total distributions to shareholders	(1,307,915)	(611,480)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 70,453 and 166,645 shares, respectively ]	886,229	2,189,545
Capital shares issued in reinvestment of dividends [ 3,493 and 3,358 shares, respectively ]	40,904	43,044
Capital shares repurchased [ (53,218) and (38,937) shares, respectively ]	(654,905)	(513,240)

Total Class A transactions	272,228	1,719,349

Class I
Capital shares sold [ 1,868,998 and 5,718,892 shares, respectively ]	23,316,263	75,982,055
Capital shares issued in reinvestment of dividends [ 59,543 and 37,602 shares, respectively ]	697,247	482,439
Capital shares repurchased [ (1,297,404) and (389,765) shares, respectively ]	(15,901,713)	(5,160,624)

Total Class I transactions	8,111,797	71,303,870

Class R
Capital shares sold [ 21,731 and 71,062 shares, respectively ]	268,538	928,020
Capital shares issued in reinvestment of dividends [ 575 and 782 shares, respectively ]	6,698	9,998
Capital shares repurchased [ (13,939) and (32,549) shares, respectively ]	(167,220)	(428,019)

Total Class R transactions	108,016	509,999

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	8,492,041	73,533,218

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,195,192	67,498,089
NET ASSETS:
Beginning of year	91,340,877	23,842,788

End of year	$100,536,069	$91,340,877

** Class T shares currently are not offered for sale. Class T shares were formerly known as Class C shares.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,							November 12, 2014* to October 31, 2015
Class A	2019		2018		2017		2016
Net asset value, beginning of period	$12.33		$12.83		$10.28		$10.25	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05		0.03		0.06	##	0.05	(0.01)
Net realized and unrealized gain (loss)	0.22		(0.25)		2.67		0.25	0.33

Total from investment operations	0.27		(0.22)		2.73		0.30	0.32

Less distributions:
Dividends from net investment income	(0.02)		(0.03)		(0.02)		— #	(0.07)
Distributions from net realized gains	(0.12)		(0.25)		(0.16)		(0.27)	—

Total dividends and distributions	(0.14)		(0.28)		(0.18)		(0.27)	(0.07)

Net asset value, end of period	$12.46		$12.33		$12.83		$10.28	$10.25

Total return (b)	2.29%		(1.84)%		26.72%		3.08%	3.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,896		$3,599		$2,063		$591	$997
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.24	%(j)	1.24	%(j)	1.27%		1.35%	1.35%
Before waivers and reimbursements (a)(f)	1.66%		1.79%		2.72%		4.38%	9.28%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.39%		0.26%		0.48	%(aa)	0.49%	(0.10	)%(l)
Before waivers and reimbursements (a)(f)	(0.03)%		(0.28)%		(0.97	)%(aa)	(2.53)%	(8.03	)%(l)
Portfolio turnover rate (z)^	37%		49%		88%		76%	95%

	Year Ended October 31,							November 12, 2014* to October 31, 2015
Class I	2019		2018		2017		2016
Net asset value, beginning of period	$12.36		$12.86		$10.30		$10.27	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08		0.07		0.08	##	0.05	0.02
Net realized and unrealized gain (loss)	0.23		(0.26)		2.68		0.28	0.32

Total from investment operations	0.31		(0.19)		2.76		0.33	0.34

Less distributions:
Dividends from net investment income	(0.06)		(0.06)		(0.04)		(0.03)	(0.07)
Distributions from net realized gains	(0.12)		(0.25)		(0.16)		(0.27)	—

Total dividends and distributions	(0.18)		(0.31)		(0.20)		(0.30)	(0.07)

Net asset value, end of period	$12.49		$12.36		$12.86		$10.30	$10.27

Total return (b)	2.57%		(1.60)%		27.09%		3.34%	3.43%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$95,601		$86,815		$21,317		$6,041	$2,416
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.99	%(j)	0.99	%(j)	1.02%		1.10%	1.10%
Before waivers and reimbursements (a)(f)	1.41%		1.51%		2.47%		4.09%	8.56%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.64%		0.54%		0.69	%(aa)	0.49%	0.16	%(l)
Before waivers and reimbursements (a)(f)	0.22%		0.03%		(0.76	)%(aa)	(2.51)%	(7.30	)%(l)
Portfolio turnover rate (z)^	37%		49%		88%		76%	95%

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,							November 12, 2014* to October 31, 2015
Class R	2019		2018		2017		2016
Net asset value, beginning of period	$12.26		$12.76		$10.23		$10.23	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02		—	#	0.03	##	0.04	(0.04)
Net realized and unrealized gain (loss)	0.22		(0.25)		2.66		0.23	0.34

Total from investment operations	0.24		(0.25)		2.69		0.27	0.30

Less distributions:
Dividends from net investment income	—		—		—		—	(0.07)
Distributions from net realized gains	(0.12)		(0.25)		(0.16)		(0.27)	—

Total dividends and distributions	(0.12)		(0.25)		(0.16)		(0.27)	(0.07)

Net asset value, end of period	$12.38		$12.26		$12.76		$10.23	$10.23

Total return (b)	2.02%		(2.07)%		26.49%		2.77%	2.96%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$912		$801		$332		$168	$777
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.49	%(j)	1.49	%(j)	1.53%		1.60%	1.60%
Before waivers and reimbursements (a)(f)	1.91%		2.05%		3.00%		4.65%	9.73%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.14%		0.02%		0.27	%(aa)	0.42%	(0.35	)%(l)
Before waivers and reimbursements (a)(f)	(0.28)%		(0.54)%		(1.21	)%(aa)	(2.64)%	(8.49	)%(l)
Portfolio turnover rate (z)^	37%		49%		88%		76%	95%

	Year Ended October 31,							November 12, 2014* to October 31, 2015
Class T**	2019		2018		2017		2016
Net asset value, beginning of period	$12.36		$12.86		$10.30		$10.27	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08		0.07		0.11	##	0.08	0.01
Net realized and unrealized gain (loss)	0.23		(0.26)		2.65		0.25	0.33

Total from investment operations	0.31		(0.19)		2.76		0.33	0.34

Less distributions:
Dividends from net investment income	(0.06)		(0.06)		(0.04)		(0.03)	(0.07)
Distributions from net realized gains	(0.12)		(0.25)		(0.16)		(0.27)	—

Total dividends and distributions	(0.18)		(0.31)		(0.20)		(0.30)	(0.07)

Net asset value, end of period	$12.49		$12.36		$12.86		$10.30	$10.27

Total return (b)	2.57%		(1.60)%		27.09%		3.34%	3.43%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$127		$126		$131		$105	$259
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.99	%(j)	0.99	%(j)	1.03%		1.10%	1.10%
Before waivers and reimbursements (a)(f)	1.66%		1.80%		3.02%		5.11%	10.23%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.64%		0.50%		0.89	%(aa)	0.77%	0.15	%(l)
Before waivers and reimbursements (a)(f)	(0.02)%		(0.31)%		(1.10	)%(aa)	(3.23)%	(8.98	)%(l)
Portfolio turnover rate (z)^	37%		49%		88%		76%	95%

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C shares.
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.02, $0.04, $(0.01) and $0.07 for Class A, Class I, Class R and Class T, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.25% for Class A, 1.00% for Class I, 1.50% for Class R and 1.00% for Class T.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.34% lower.

See Notes to Financial Statements.

1290 GLOBAL TALENTS FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	AXA Investment Managers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

		1 Year	Since Incept.
Fund – Class A Shares*	without Sales Charge	6.49%	7.65%
	with Sales Charge (a)	0.61	5.96
Fund – Class I Shares*		6.72	7.92
Fund – Class R Shares*		6.18	7.39
MSCI ACWI (Net) Index		12.59	11.15

* Date of inception 4/11/16. (a) A 5.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Global Talents Fund and the MSCI ACWI (Net) Index from 4/11/16 to 10/31/19. The performance of the MSCI ACWI (Net) Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI ACWI (Net) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2019, the gross expense ratios for Class A, I and R shares were 1.94%, 1.69% and 2.19%, respectively. The net expense ratios for Class A, I and R shares were 1.25%, 1.00% and 1.50%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2020. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 6.72% for the year ended October 31, 2019. The Fund’s benchmark, the MSCI ACWI (Net) Index, returned 12.59% over the same year.

Overview — AXA Investment Managers, Inc.

Over the last twelve months, global equity markets have risen double-digits but seen tremendous volatility in a context of macro-economic uncertainty. The U.S.-China conflict further escalated, which surprised most investors which had pinned their hopes on a partial resolution. The U.S. Federal Reserve (Fed) backtracked by not only halting quantitative tightening but delivering three consecutive interest rates cuts. This led a number of other central banks to follow suit. Manufacturing weakness spread across regions from China to Germany and the United States. Conflicts and mass protests erupted, notably in Hong Kong, but also in the Middle East and in South America, with in some cases stark economic impact. The UK postponed several times its exit from the European Union, maintaining the uncertainty.

Global equity markets experienced a sharp sell-off at the end of 2018, which was immediately followed by an equally sharp rebound at the start of 2019. Market volatility continued but markets rose as deep pessimism left the floor to cautious optimism. September witnessed a market rotation into value names and away from momentum growth names. In addition, we have also seen a rebound lately in cyclical names. From a sector perspective, interest rate sensitive sectors such as real estate and utilities were clear winners. Information technology continued on its secular growth path. Cyclical sectors such as consumer discretionary (in a context of resilient consumer demand) and industrials (on the premise that manufacturing weakness may be bottoming out) did relatively well. The big laggard was energy, which was down over the period, pressured by both cyclical and structural factors.

Any resolution of the geopolitical tensions, trade conflicts and political uncertainty would be positive for equities markets. If the world continues on its path of modest economic growth, as is our base case scenario, rather than enter a deep recession, as many market participants fear, we would expect equities to continue to move higher.

Fund Highlights

Entrepreneurial and family owned businesses share some common attributes: their leaders have ‘skin in the game’, they remain in control of their destiny (not dependent on banks for example), they take a long-term perspective when managing their businesses, and they tend to focus on areas where they have developed an expertise. As a result, they tend to focus less on meeting short term targets and/or near-term market expectations (which means more volatile

1290 GLOBAL TALENTS FUND (Unaudited)

earnings versus companies which manage their earnings). They tend to see difficult times as transitory; as such, they continue to invest for the long term. This means that their performance can be more volatile than the rest of the market.

The Fund is undergoing a period of underperformance versus its benchmark which can be partly explained by the reasons mentioned above. We believe that we continue to retain in the Fund good quality companies, with solid management teams and leaders, exposed to the long-term structural trends that are reshaping the global economy. However, a number of these companies are being caught in the trade wars, current political uncertainty and general macro-economic slowdown. We have made some adjustments to the Fund over the last twelve months: exiting some underperforming names, reducing the exposure to the most volatile names, adding new more defensive family/entrepreneurial names to the Fund and increasing our cash levels.

What helped performance during the year?

•	Prologis, Inc., which was added during the period, was a stellar performer, with its growing exposure to e-commerce continuing to pay off.

•

In the health care space, long-held holdings Stryker Corp. and Roche Holding AG delivered, in the first case solid and accelerating growth trajectory, and in the second case reassuring and solid outlook (despite persistent biosimilar threat).

•	Ecolab, Inc. continued to deliver steady growth on the back of recurring revenue stream, consistent execution and a diversified portfolio.

•	Booz Allen Hamilton Holding Corp., which was added during the period, continued to benefit from solid U.S. government spending, solid execution and an effective hiring strategy.

•	Facebook, Inc.’s share price appreciated in view of its continued stronghold in global advertising and despite heavy ongoing regulatory scrutiny

•

In technology, Dassault Systemes SE and Proofpoint, Inc. delivered strong revenue growth while QUALCOMM, Inc. proved resilient by reaching resolution in a context of various disputes and appears well positioned for the 5G opportunity.

What hurt performance during the year?

•

We have seen weakness in our energy holdings, which are concentrated in the Permian basin: Concho Resources, Inc. and EOG Resources, Inc. The macro-economic slowdown has hurt oil prices, with the outlook further muddled by structure pressure (renewables, electric vehicles, etc.) and the issues have been compounded for these U.S. shale oil players by pipeline capacity constraints and drilling problems.

•

FedEx Corp. share price has fallen on the back of the macro-economic slow-down and the U.S.-China trade war; it has also decided to pull out from servicing Amazon, focusing instead on longer term contracts with other retail players, which will be a near-term headwind.

•

SoftBank Group Corp. share price was hurt by the declining value of its investments in the Vision Fund, primarily the fall in Uber Technologies shares and the aborted initial public offering (IPO) and ensuing lower valuation in WeWork.

•	The Charles Schwab Corp. share price fell as the tailwind of higher interest rates faded while price competition in the industry continued to intensify.

•	Jazz Pharmaceuticals plc came under pressure as political rhetoric over U.S. health care reform and drug pricing continues unabated and it is facing increased competitive pressure.

•

In some cases, we decided to exit underperforming holdings: ZOZO, Inc. after launching a big innovation which failed and dented profitability considerably, a recently announced new innovation failed to convince us; Henkel decided to reinvest aggressively in its digital and marketing capabilities but we believe its larger and more digital-savvy competitors will stay ahead for a sustainable period; Fresenius SE & Co. lowered its outlook for the next couple of years as it faces sluggish growth in its domestic hospital division as well as rising labor and legal costs.

Sector Weightings as of October 31, 2019	Market Value	% of Net Assets
Information Technology	$6,116,454	22.3%
Financials	3,853,397	14.1
Health Care	3,615,682	13.2
Communication Services	3,414,893	12.5
Consumer Staples	2,751,092	10.1
Consumer Discretionary	2,100,760	7.7
Industrials	2,002,205	7.3
Materials	1,177,197	4.3
Real Estate	718,403	2.6
Energy	578,881	2.1
Investment Company	378,032	1.4
Cash and Other	662,497	2.4

		100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

1290 GLOBAL TALENTS FUND (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class A
Actual	$1,000.00	$970.80	$6.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class I
Actual	1,000.00	971.80	4.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class R
Actual	1,000.00	969.80	7.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.64	7.63

*  Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 1.25%, 1.00% and 1.50%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 GLOBAL TALENTS FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Belgium (3.1%)
Anheuser-Busch InBev SA/NV	10,626	$853,759

China (4.9%)
Alibaba Group Holding Ltd. (ADR)*	3,990	704,913
Tencent Holdings Ltd.	15,700	642,751

		1,347,664

Finland (1.6%)
Sampo OYJ, Class A	10,420	426,971

France (4.8%)
Dassault Systemes SE	5,742	871,271
Financiere de L’Odet SA	506	446,959

		1,318,230

Israel (2.4%)
Check Point Software Technologies Ltd.*	5,878	660,746

Japan (7.9%)
Kose Corp.	3,800	679,137
SoftBank Group Corp.	19,200	744,958
Unicharm Corp.	22,000	751,532

		2,175,627

Mexico (1.7%)
Fomento Economico Mexicano SAB de CV	52,500	466,664

Peru (2.4%)
Credicorp Ltd.	3,007	643,618

Spain (1.7%)
Industria de Diseno Textil SA	14,742	459,547

Sweden (2.3%)
Assa Abloy AB, Class B	26,870	637,264

Switzerland (3.6%)
Roche Holding AG	3,251	978,101

United States (59.8%)
Alphabet, Inc., Class A*	858	1,080,050
Amazon.com, Inc.*	527	936,300
Apple, Inc.	5,145	1,279,870
Bank OZK	18,113	508,251
Berkshire Hathaway, Inc., Class B*	5,566	1,183,220
BlackRock, Inc.	1,262	582,665
Booz Allen Hamilton Holding Corp.	8,607	605,675
Charles Schwab Corp. (The)	12,495	508,672
Cognex Corp.	7,880	405,741
Concho Resources, Inc.	3,638	245,638
DexCom, Inc.*	4,456	687,293
Ecolab, Inc.	6,129	1,177,197
EOG Resources, Inc.	4,808	333,243
Facebook, Inc., Class A*	4,942	947,134
FedEx Corp.	4,147	633,081
Fidelity National Information Services, Inc.	5,680	748,397
Fortive Corp.	4,129	284,901
IPG Photonics Corp.*	3,335	447,824
Jazz Pharmaceuticals plc*	4,198	527,395
Prologis, Inc. (REIT)	8,186	718,403
Proofpoint, Inc.*	5,229	603,270
QUALCOMM, Inc.	6,137	493,660
Stryker Corp.	3,137	678,439
UnitedHealth Group, Inc.	2,946	744,454

		16,360,773

Total Common Stocks (96.2%) (Cost $21,738,495)		26,328,964

SHORT-TERM INVESTMENT:
Investment Company (1.4%)
JPMorgan Prime Money Market Fund, IM Shares	377,881	378,032

Total Short-Term Investment (1.4%) (Cost $378,010)		378,032

Total Investments in Securities (97.6%) (Cost $22,116,505)		26,706,996
Other Assets Less Liabilities (2.4%)		662,497

Net Assets (100%)		$27,369,493

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Belgium	$—	$853,759	$—	$853,759
China	704,913	642,751	—	1,347,664
Finland	—	426,971	—	426,971
France	—	1,318,230	—	1,318,230
Israel	660,746	—	—	660,746
Japan	—	2,175,627	—	2,175,627
Mexico	466,664	—	—	466,664
Peru	643,618	—	—	643,618
Spain	—	459,547	—	459,547
Sweden	—	637,264	—	637,264
Switzerland	—	978,101	—	978,101
United States	16,360,773	—	—	16,360,773
Short-Term Investment
Investment Company	378,032	—	—	378,032

Total Assets	$19,214,746	$7,492,250	$—	$26,706,996

Total Liabilities	$—	$—	$—	$—

Total	$19,214,746	$7,492,250	$—	$26,706,996

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(332)	$(332)

Total	$(332)	$(332)

^ The Fund held forward foreign currency contracts for hedging.

The Fund held forward foreign currency contracts with an average settlement value of approximately $73,000 for three days during the year ended October 31, 2019.

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$5,041,716
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,995,365

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,702,023
Aggregate gross unrealized depreciation	(1,118,556)

Net unrealized appreciation	$4,583,467

Federal income tax cost of investments in securities and derivative instruments, if applicable	$22,123,529

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value (Cost $22,116,505)	$26,706,996
Cash	666,000
Dividends, interest and other receivables	51,196
Prepaid registration and filing fees	11,440
Receivable for Fund shares sold	80
Other assets	486

Total assets	27,436,198

LIABILITIES
Administrative fees payable	3,438
Transfer agent fees payable	2,396
Investment advisory fees payable	1,541
Distribution fees payable – Class A	310
Distribution fees payable – Class R	55
Accrued expenses	58,965

Total liabilities	66,705

NET ASSETS	$27,369,493

Net assets were comprised of:
Paid in capital	$22,621,553
Total distributable earnings (loss)	4,747,940

Net assets	$27,369,493

Class A
Net asset value and redemption price per share, $1,448,039 / 117,537 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.32
Maximum sales charge (5.50% of offering price)	0.72

Maximum offering price per share	$13.04

Class I
Net asset value and redemption price per share, $25,798,915 / 2,080,040 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.40

Class R
Net asset value and redemption price per share, $122,539 / 10,035 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.21

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends (net of $20,107 foreign withholding tax)	$312,286
Interest	12,442

Total income	324,728

EXPENSES
Investment advisory fees	214,037
Professional fees	78,393
Administrative fees	40,132
Registration and filing fees	39,601
Printing and mailing expenses	30,833
Transfer agent fees	30,250
Custodian fees	19,325
Distribution fees – Class A	3,502
Trustees’ fees	2,412
Distribution fees – Class R	625
Miscellaneous	23,369

Gross expenses	482,479
Less: Waiver from investment adviser	(210,795)

Net expenses	271,684

NET INVESTMENT INCOME (LOSS)	53,044

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	97,748
Forward foreign currency contracts	(332)
Foreign currency transactions	(229)

Net realized gain (loss)	97,187

Change in unrealized appreciation (depreciation) on:
Investments in securities	1,534,381
Foreign currency translations	166

Net change in unrealized appreciation (depreciation)	1,534,547

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,631,734

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,684,778

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$53,044	$32,506
Net realized gain (loss)	97,187	1,334,825
Net change in unrealized appreciation (depreciation)	1,534,547	(2,041,685)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,684,778	(674,354)

Distributions to shareholders:
Class A	(59,488)	—
Class I	(1,215,312)	(33,488)
Class R	(5,857)	—

Total distributions to shareholders	(1,280,657)	(33,488)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 28,983 and 49,492 shares, respectively ]	348,443	660,562
Capital shares issued in reinvestment of dividends [ 4,796 and 0 shares, respectively ]	53,769	—
Capital shares repurchased [ (20,615) and (9,676) shares, respectively ]	(249,226)	(130,124)

Total Class A transactions	152,986	530,438

Class I
Capital shares sold [ 20,818 and 86,207 shares, respectively ]	242,976	1,178,073
Capital shares issued in reinvestment of dividends [ 5,591 and 33 shares, respectively ]	62,951	422
Capital shares repurchased [ (33,603) and (2,640) shares, respectively ]	(394,874)	(35,891)

Total Class I transactions	(88,947)	1,142,604

Class R
Capital shares sold [ 628 and 120 shares, respectively ]	7,467	1,599
Capital shares issued in reinvestment of dividends [ 12 and 0 shares, respectively ]	137	—
Capital shares repurchased [ (734) and 0# shares, respectively ]	(8,933)	(2)

Total Class R transactions	(1,329)	1,597

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	62,710	1,674,639

TOTAL INCREASE (DECREASE) IN NET ASSETS	466,831	966,797
NET ASSETS:
Beginning of year	26,902,662	25,935,865

End of year	$27,369,493	$26,902,662

# Number of shares is less than 0.5.

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,			April 11, 2016* to October 31, 2016
Class A	2019	2018	2017
Net asset value, beginning of period	$12.16	$12.44	$10.33	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	(0.02)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	0.73	(0.26)	2.18	0.34

Total from investment operations	0.73	(0.28)	2.15	0.33

Less distributions:
Distributions from net realized gains	(0.57)	—	(0.04)	—

Net asset value, end of period	$12.32	$12.16	$12.44	$10.33

Total return (b)	6.49%	(2.25)%	20.89%	3.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,448	$1,270	$803	$103
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.25%	1.25%	1.27%	1.40%
Before waivers and reimbursements (a)(f)	2.04%	1.94%	2.13%	2.31%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.02)%	(0.13)%	(0.25)%	(0.19	)%(l)
Before waivers and reimbursements (a)(f)	(0.81)%	(0.82)%	(1.11)%	(1.10	)%(l)
Portfolio turnover rate (z)^	20%	26%	18%	11%

	Year Ended October 31,			April 11, 2016* to October 31, 2016
Class I	2019	2018	2017
Net asset value, beginning of period	$12.22	$12.48	$10.34	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.02	0.01	—	#
Net realized and unrealized gain (loss)	0.73	(0.26)	2.18	0.34

Total from investment operations	0.76	(0.24)	2.19	0.34

Less distributions:
Dividends from net investment income	(0.01)	(0.02)	(0.01)	—
Distributions from net realized gains	(0.57)	—	(0.04)	—

Total dividends and distributions	(0.58)	(0.02)	(0.05)	—

Net asset value, end of period	$12.40	$12.22	$12.48	$10.34

Total return (b)	6.72%	(1.95)%	21.23%	3.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$25,799	$25,511	$25,009	$20,479
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.00%	1.00%	1.05%	1.15%
Before waivers and reimbursements (a)(f)	1.79%	1.69%	1.92%	2.06%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.21%	0.13%	0.09%	0.06	%(l)
Before waivers and reimbursements (a)(f)	(0.57)%	(0.56)%	(0.79)%	(0.85	)%(l)
Portfolio turnover rate (z)^	20%	26%	18%	11%

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,			April 11, 2016* to October 31, 2016
Class R	2019	2018	2017
Net asset value, beginning of period	$12.09	$12.39	$10.31	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	0.72	(0.25)	2.17	0.34

Total from investment operations	0.69	(0.30)	2.12	0.31

Less distributions:
Distributions from net realized gains	(0.57)	—	(0.04)	—

Net asset value, end of period	$12.21	$12.09	$12.39	$10.31

Total return (b)	6.18%	(2.42)%	20.64%	3.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$123	$122	$124	$103
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.50%	1.50%	1.55%	1.65%
Before waivers and reimbursements (a)(f)	2.29%	2.19%	2.42%	2.56%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.29)%	(0.37)%	(0.41)%	(0.44	)%(l)
Before waivers and reimbursements (a)(f)	(1.08)%	(1.06)%	(1.29)%	(1.35	)%(l)
Portfolio turnover rate (z)^	20%	26%	18%	11%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 HIGH YIELD BOND FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	AXA Investment Managers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

			1 Year	Since Incept.
Fund – Class A Shares*	without Sales Charge		6.97%	4.05%
	with Sales Charge (a	)	2.16	3.09
Fund – Class I Shares*			7.12	4.30
Fund – Class R Shares*			6.59	3.78
Fund – Class T Shares*†	without Sales Charge		7.24	4.31
	with Sales Charge (b	)	4.55	3.77
ICE BofAML U.S. High Yield Index			8.32	5.23

*   Date of inception 11/12/14.

†   Class T Shares currently are not offered for sale.

(a)  A 4.50% front-end sales charge was deducted.

(b)  A 2.50% front-end sales charge was deducted.

     Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 High Yield Bond Fund and the ICE BofAML U.S. High Yield Index from 11/12/14 to 10/31/19. The performance of the ICE BofAML U.S. High Yield Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML U.S. High Yield Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2019, the gross expense ratios for Class A, I, R and T shares were 1.77%, 1.52%, 2.02% and 1.77%, respectively. The net expense ratios for Class A, I, R and T shares were 1.00%, 0.75%, 1.25% and 1.00%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2020. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 7.12% for the year ended October 31, 2019. The Fund’s benchmark, the ICE BofAML U.S. High Yield Index, returned 8.32% over the same year.

Overview — AXA Investment Managers, Inc.

The high yield market posted a positive return in the twelve-month period ending October 31, 2019. Returns in the period were driven by continued economic growth in the U.S., stable credit fundamentals and softer-than-usual new issue volume which supported secondary trading levels, partially offset by volatility in the stock market, ongoing global growth uncertainty and recessionary expectations. Flows in the high yield market were modestly positive for the period, with $5.7 billion of inflows. The high yield new issue market priced $236.2 billion of new issues during the twelve-month period ending October 31, 2019, which is modestly higher than the $228 billion priced during the prior twelve-month period. The period saw $30.7 billion of high yield default volume, modestly higher than the $26.2 billion of high yield default volume in the prior twelve-month period. The par weighted high yield default rate ended the period at 2.54%, up from 2.04% in October 2018.

Fund Highlights

What helped performance during the year?

•	Positive security selection benefited the Fund, particularly within the higher yielding segment of the market.

•

The top contributors to return during the period were debt positions in Staples, Inc., JBS USA Lux SA and Charter Communications Operating LLC. Staples (Arch Merger) is a business-to-business distributor serving mainly the United States and Canada. The Staples 8.5% due 2025 bond was a top contributor due to this bond being called at the make whole premium price as part of a larger refinancing transaction. JBS USA is a processor of proteins. The JBS USA 6.75% due 2028 bond was a top performer as the company benefited from rising meat prices due to African Swine Flu in addition to a credit rating upgrade by S&P. Charter Communications (CCO Holdings) is the second largest cable television and internet provider in the U.S. The Charter Communications 5.875% due 2027 bond was a top contributor due to the company’s positive operating performance and resilient cash flow dynamics.

1290 HIGH YIELD BOND FUND (Unaudited)

•	From a sector perspective, the Fund benefited from significantly from positive security selection within the energy sector.

•	Fund performance benefited from participation in multiple new issues during the period which performed well post pricing.

What hurt performance during the year?

•

The Fund experienced negative security selection within the telecommunications and retail sectors. The Fund’s underweight within the banking sector had a negative impact on relative performance during the period.

•

The bottom contributors to return during the period were debt positions in Exela Technologies, GTT Communications, Inc. and Envision Healthcare Corp. Exela Technologies is a provider of business process outsourcing and automation. The Exela Technologies bonds performed poorly during the period due to the company reporting weaker than expected earnings and reducing guidance for fiscal year 2019. The Exela bond was also downgraded by both Moody’s and S&P. GTT Communications is a global alternative fiber operator, with most of its operations in North America and Europe. The GTT Communications bond was a bottom contributor during the period as the company experienced significant headwinds integrating a large acquisition, resulting in deteriorating top-line performance and increasing leverage metrics. Envision Healthcare (Enterprise Merger Sub) provides outsourced physician staffing and operates ambulatory surgery centers. The bond was a bottom performer due to legislation moving through Congress that could potentially reduce Envision’s reimbursement for emergency room physician services.

•	The Fund’s macro risk positioning had a negative impact on relative performance driven by the Fund’s underweight within the higher quality, longer duration portion of the market.

Fund Characteristics As of October 31, 2019
Weighted Average Life (Years)	4.98
Weighted Average Coupon (%)	6.81
Weighted Average Effective Duration (Years)*	2.38
Weighted Average Rating**	B2

*  Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2019	% of Net Assets
Communication Services	14.8%
Industrials	13.0
Energy	11.9
Information Technology	11.7
Materials	11.5
Health Care	9.8
Consumer Discretionary	8.6
Consumer Staples	5.4
Financials	5.0
Real Estate	2.5
Investment Company	2.5
Utilities	0.2
Cash and Other	3.1

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class R and Class T shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

1290 HIGH YIELD BOND FUND (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class A
Actual	$1,000.00	$1,018.50	$5.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class I
Actual	1,000.00	1,018.70	3.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class R
Actual	1,000.00	1,016.10	6.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class T**
Actual	1,000.00	1,018.70	3.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

*  Expenses are equal to the Fund’s Class A, I, R and T shares annualized expense ratios of 1.00%, 0.75%, 1.25% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

** Class T shares currently are not offered for sale.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (94.4%)
Communication Services (14.8%)
Diversified Telecommunication Services (5.1%)
CCO Holdings LLC
5.250%, 9/30/22	$245,000	$247,144
5.125%, 5/1/23§	136,000	139,060
5.750%, 1/15/24	29,000	29,716
5.750%, 2/15/26§	132,000	139,227
5.875%, 5/1/27§	140,000	148,575
4.750%, 3/1/30§	110,000	112,167
CenturyLink, Inc.
Series G
6.875%, 1/15/28	128,000	134,720
Series W
6.750%, 12/1/23	150,000	166,687
Cincinnati Bell, Inc.
7.000%, 7/15/24§	249,000	225,684
Level 3 Financing, Inc.
5.375%, 8/15/22	237,000	237,593
Level 3 Parent LLC
5.750%, 12/1/22	68,000	68,085
Sprint Capital Corp.
8.750%, 3/15/32	204,000	248,625

		1,897,283

Entertainment (1.1%)
Live Nation Entertainment, Inc.
4.875%, 11/1/24§	306,000	316,710
Netflix, Inc.
4.875%, 6/15/30§	83,000	83,913

		400,623

Interactive Media & Services (1.0%)
Match Group, Inc.
6.375%, 6/1/24	149,000	156,822
Rackspace Hosting, Inc.
8.625%, 11/15/24§	231,000	210,210

		367,032

Media (6.1%)
Diamond Sports Group LLC
5.375%, 8/15/26§	198,000	206,415
6.625%, 8/15/27§	198,000	203,445
DISH DBS Corp.
5.875%, 7/15/22	112,000	116,711
Getty Images, Inc.
9.750%, 3/1/27§	96,000	96,840
Lamar Media Corp.
5.375%, 1/15/24	74,000	75,743
McGraw-Hill Global Education Holdings LLC
7.875%, 5/15/24§	184,000	154,100
Meredith Corp.
6.875%, 2/1/26	180,000	186,196
National CineMedia LLC
6.000%, 4/15/22	260,000	262,600
5.875%, 4/15/28§	61,000	64,117
Nexstar Broadcasting, Inc.
5.625%, 8/1/24§	46,000	47,840
Quebecor Media, Inc.
5.750%, 1/15/23	59,000	63,850
Sinclair Television Group, Inc.
6.125%, 10/1/22	70,000	70,875
Sirius XM Radio, Inc.
4.625%, 7/15/24§	130,000	135,889
5.500%, 7/1/29§	52,000	56,144
TEGNA, Inc.
5.500%, 9/15/24§	150,000	154,687
Univision Communications, Inc.
6.750%, 9/15/22§	186,000	188,558
Ziggo BV
5.500%, 1/15/27§	200,000	210,250

		2,294,260

Wireless Telecommunication Services (1.5%)
Sprint Communications, Inc.
7.000%, 8/15/20	50,000	51,508
Sprint Corp.
7.875%, 9/15/23	140,000	154,252
7.125%, 6/15/24	66,000	71,445
7.625%, 3/1/26	114,000	126,113
T-Mobile USA, Inc.
6.000%, 3/1/23	101,000	102,894
6.000%, 4/15/24	64,000	66,240

		572,452

Total Communication Services		5,531,650

Consumer Discretionary (8.6%)
Auto Components (0.4%)
Panther BF Aggregator 2 LP
8.500%, 5/15/27§	134,000	134,670

Distributors (0.9%)
Performance Food Group, Inc.
5.500%, 10/15/27§	50,000	53,000
Univar USA, Inc.
6.750%, 7/15/23§	265,000	268,313

		321,313

Diversified Consumer Services (0.7%)
GEMS MENASA Cayman Ltd.
7.125%, 7/31/26§	200,000	207,875
Service Corp. International
5.375%, 5/15/24	36,000	37,102

		244,977

Hotels, Restaurants & Leisure (4.8%)
1011778 BC ULC
4.250%, 5/15/24§	36,000	36,945
5.000%, 10/15/25§	174,000	179,220
Churchill Downs, Inc.
5.500%, 4/1/27§	170,000	179,988
Eldorado Resorts, Inc.
7.000%, 8/1/23	200,000	208,750
6.000%, 9/15/26	100,000	109,625
Golden Entertainment, Inc.
7.625%, 4/15/26§	138,000	144,900
LTF Merger Sub, Inc.
8.500%, 6/15/23§	212,000	217,300
MGM Resorts International
6.625%, 12/15/21	25,000	27,031
Scientific Games International, Inc.
10.000%, 12/1/22	239,000	245,871
Silversea Cruise Finance Ltd.
7.250%, 2/1/25§	247,000	261,820
Stars Group Holdings BV
7.000%, 7/15/26§	102,000	109,553

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Principal Amount	Value (Note 1)
Yum! Brands, Inc.
4.750%, 1/15/30§	$74,000	$77,608

		1,798,611

Internet & Direct Marketing Retail (0.4%)
Photo Holdings Merger Sub, Inc.
8.500%, 10/1/26§	192,000	168,985

Multiline Retail (0.1%)
Cumberland Farms, Inc.
6.750%, 5/1/25§	53,000	56,837

Specialty Retail (1.3%)
eG Global Finance plc
8.500%, 10/30/25§	200,000	209,500
KGA Escrow LLC
7.500%, 8/15/23§	144,000	153,000
Penske Automotive Group, Inc.
5.750%, 10/1/22	78,000	78,877
Staples, Inc.
10.750%, 4/15/27§	60,000	62,250

		503,627

Total Consumer Discretionary		3,229,020

Consumer Staples (5.4%)
Food Products (3.1%)
B&G Foods, Inc.
5.250%, 4/1/25	101,000	103,146
5.250%, 9/15/27	74,000	73,815
Clearwater Seafoods, Inc.
6.875%, 5/1/25§	83,000	85,490
JBS USA Lux SA
6.750%, 2/15/28§	200,000	220,625
Lamb Weston Holdings, Inc.
4.625%, 11/1/24§	22,000	23,127
4.875%, 11/1/26§	137,000	144,193
Pilgrim’s Pride Corp.
5.875%, 9/30/27§	136,000	145,452
Post Holdings, Inc.
5.750%, 3/1/27§	156,000	165,498
Sigma Holdco BV
7.875%, 5/15/26§	200,000	193,000

		1,154,346

Household Products (1.3%)
Central Garden & Pet Co.
6.125%, 11/15/23	121,000	125,083
Energizer Holdings, Inc.
5.500%, 6/15/25§	36,000	37,260
7.750%, 1/15/27§	99,000	109,395
Kronos Acquisition Holdings, Inc.
9.000%, 8/15/23§	189,000	164,194
Spectrum Brands, Inc.
6.625%, 11/15/22	68,000	68,751

		504,683

Personal Products (1.0%)
Prestige Brands, Inc.
5.375%, 12/15/21§	138,000	138,276
6.375%, 3/1/24§	221,000	230,669

		368,945

Total Consumer Staples		2,027,974

Energy (11.9%)
Energy Equipment & Services (0.5%)
Precision Drilling Corp.
7.750%, 12/15/23	106,000	99,110
7.125%, 1/15/26§	105,000	90,825

		189,935

Oil, Gas & Consumable Fuels (11.4%)
American Midstream Partners LP
9.500%, 12/15/21 (e)§	270,000	251,944
Antero Resources Corp.
5.375%, 11/1/21	68,000	60,690
5.625%, 6/1/23	117,000	82,046
Ascent Resources Utica Holdings LLC
10.000%, 4/1/22§	142,000	134,020
7.000%, 11/1/26§	144,000	110,160
Berry Petroleum Co. LLC
7.000%, 2/15/26§	75,000	70,120
Blue Racer Midstream LLC
6.125%, 11/15/22§	246,000	242,437
6.625%, 7/15/26§	150,000	140,737
Calumet Specialty Products Partners LP
11.000%, 4/15/25§	122,000	122,915
Chesapeake Energy Corp.
7.000%, 10/1/24	114,000	77,520
Crestwood Midstream Partners LP
6.250%, 4/1/23 (e)	164,000	166,616
CrownRock LP
5.625%, 10/15/25§	228,000	222,590
Delek Logistics Partners LP
6.750%, 5/15/25	195,000	195,975
Genesis Energy LP
5.625%, 6/15/24	186,000	175,305
6.500%, 10/1/25	124,000	117,800
Gulfport Energy Corp.
6.375%, 1/15/26	146,000	87,600
Hilcorp Energy I LP
6.250%, 11/1/28§	178,000	157,975
Holly Energy Partners LP
6.000%, 8/1/24§	74,000	77,145
Indigo Natural Resources LLC
6.875%, 2/15/26§	58,000	53,070
Parsley Energy LLC
6.250%, 6/1/24§	196,000	203,595
PBF Holding Co. LLC
7.000%, 11/15/23	94,000	97,407
PBF Logistics LP
6.875%, 5/15/23	220,000	225,771
SemGroup Corp.
5.625%, 7/15/22	154,000	155,578
5.625%, 11/15/23	100,000	101,875
SM Energy Co.
6.750%, 9/15/26	98,000	84,035
Southern Star Central Corp.
5.125%, 7/15/22§	330,000	332,775
Southwestern Energy Co.
7.750%, 10/1/27	97,000	83,420
Summit Midstream Holdings LLC
5.500%, 8/15/22	202,000	180,790
Targa Resources Partners LP
6.750%, 3/15/24	207,000	214,425

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Principal Amount	Value (Note 1)
Whiting Petroleum Corp.
6.625%, 1/15/26	$64,000	$39,680

		4,266,016

Total Energy		4,455,951

Financials (5.0%)
Capital Markets (0.7%)
MSCI, Inc.
5.250%, 11/15/24§	258,000	265,095

Consumer Finance (1.1%)
Avolon Holdings Funding Ltd.
5.250%, 5/15/24§	67,000	73,486
Curo Group Holdings Corp.
8.250%, 9/1/25§	144,000	126,886
Enova International, Inc.
8.500%, 9/1/24§	154,000	145,530
Park Aerospace Holdings Ltd.
5.500%, 2/15/24§	62,000	68,363

		414,265

Diversified Financial Services (1.5%)
Allied Universal Holdco LLC
9.750%, 7/15/27§	74,000	77,687
Refinitiv US Holdings, Inc.
6.250%, 5/15/26§	238,000	258,527
8.250%, 11/15/26§	74,000	82,880
Verscend Escrow Corp.
9.750%, 8/15/26§	120,000	127,500

		546,594

Insurance (1.0%)
Acrisure LLC
8.125%, 2/15/24§	350,000	371,333

Thrifts & Mortgage Finance (0.7%)
Freedom Mortgage Corp.
8.250%, 4/15/25§	276,000	259,440

Total Financials		1,856,727

Health Care (9.8%)
Health Care Equipment & Supplies (0.5%)
Sotera Health Holdings LLC
6.500%, 5/15/23§	194,000	196,425

Health Care Providers & Services (6.9%)
Centene Corp.
6.125%, 2/15/24	258,000	267,755
Eagle Holding Co. II LLC
7.625%, 5/15/22 PIK§	164,000	166,050
7.750%, 5/15/22 PIK§	210,000	213,150
Envision Healthcare Corp.
8.750%, 10/15/26§	142,000	81,650
Hadrian Merger Sub, Inc.
8.500%, 5/1/26§	67,000	65,827
HCA, Inc.
7.500%, 2/15/22	247,000	274,046
7.690%, 6/15/25	91,000	109,655
NVA Holdings, Inc.
6.875%, 4/1/26§	258,000	275,738
Polaris Intermediate Corp.
8.500%, 12/1/22 PIK§	234,000	195,975
Surgery Center Holdings, Inc.
6.750%, 7/1/25§	147,000	135,975
10.000%, 4/15/27§	177,000	178,770
Tenet Healthcare Corp.
5.125%, 5/1/25	97,000	99,061
4.875%, 1/1/26§	260,000	268,775
Vizient, Inc.
6.250%, 5/15/27§	33,000	35,516
WellCare Health Plans, Inc.
5.375%, 8/15/26§	118,000	125,670
West Street Merger Sub, Inc.
6.375%, 9/1/25§	98,000	92,855

		2,586,468

Life Sciences Tools & Services (0.2%)
Charles River Laboratories International, Inc.
5.500%, 4/1/26§	76,000	81,320

Pharmaceuticals (2.2%)
Bausch Health Americas, Inc.
9.250%, 4/1/26§	172,000	194,441
Bausch Health Cos., Inc.
7.000%, 3/15/24§	340,000	355,274
5.500%, 11/1/25§	126,000	131,160
5.750%, 8/15/27§	54,000	58,573
Catalent Pharma Solutions, Inc.
4.875%, 1/15/26§	39,000	40,268
5.000%, 7/15/27§	47,000	49,056

		828,772

Total Health Care		3,692,985

Industrials (13.0%)
Aerospace & Defense (1.1%)
Bombardier, Inc.
8.750%, 12/1/21§	185,000	195,637
7.875%, 4/15/27§	180,000	169,650
Triumph Group, Inc.
6.250%, 9/15/24§	41,000	43,050

		408,337

Building Products (1.8%)
Standard Industries, Inc.
5.500%, 2/15/23§	236,000	241,239
6.000%, 10/15/25§	132,000	138,497
Summit Materials LLC
6.125%, 7/15/23	272,000	277,440

		657,176

Commercial Services & Supplies (3.7%)
ACCO Brands Corp.
5.250%, 12/15/24§	138,000	142,830
ADT Security Corp. (The)
4.125%, 6/15/23	74,000	75,202
Aramark Services, Inc.
5.000%, 4/1/25§	88,000	91,410
GFL Environmental, Inc.
7.000%, 6/1/26§	114,000	121,410
GW B-CR Security Corp.
9.500%, 11/1/27§	52,000	53,430
Matthews International Corp.
5.250%, 12/1/25§	85,000	79,687

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Principal Amount	Value (Note 1)
Nielsen Co. Luxembourg Sarl (The)
5.500%, 10/1/21§	$58,000	$58,000
Nielsen Finance LLC
5.000%, 4/15/22§	170,000	170,641
Prime Security Services Borrower LLC
9.250%, 5/15/23§	253,000	265,524
Sotera Health Topco, Inc.
8.125%, 11/1/21 PIK§	327,000	324,548

		1,382,682

Construction & Engineering (0.7%)
AECOM Global II LLC
5.000%, 4/1/22 (e)	95,000	97,375
New Enterprise Stone & Lime Co., Inc.
6.250%, 3/15/26§	173,000	180,353

		277,728

Machinery (0.9%)
Mueller Water Products, Inc.
5.500%, 6/15/26§	52,000	54,600
Welbilt, Inc.
9.500%, 2/15/24	272,000	290,496

		345,096

Professional Services (1.9%)
Dun & Bradstreet Corp. (The)
6.875%, 8/15/26§	116,000	126,475
10.250%, 2/15/27§	168,000	183,963
IHS Markit Ltd.
5.000%, 11/1/22§	41,000	43,743
Jaguar Holding Co. II
6.375%, 8/1/23§	356,000	368,460

		722,641

Road & Rail (2.9%)
Capitol Investment Merger Sub 2 LLC
10.000%, 8/1/24§	101,000	104,030
DAE Funding LLC
5.250%, 11/15/21§	100,000	104,167
5.000%, 8/1/24§	102,000	106,620
Kenan Advantage Group, Inc. (The)
7.875%, 7/31/23§	395,000	358,956
Watco Cos. LLC
6.375%, 4/1/23§	406,000	413,105

		1,086,878

Total Industrials		4,880,538

Information Technology (11.7%)
Communications Equipment (1.2%)
CommScope, Inc.
5.000%, 6/15/21§	13,000	13,000
5.500%, 3/1/24§	128,000	129,568
6.000%, 3/1/26§	214,000	219,421
8.250%, 3/1/27§	74,000	70,095

		432,084

Electronic Equipment, Instruments & Components (0.2%)
Itron, Inc.
5.000%, 1/15/26§	88,000	91,080

IT Services (2.2%)
Exela Intermediate LLC
10.000%, 7/15/23§	283,000	134,956
Gartner, Inc.
5.125%, 4/1/25§	152,000	159,022
GTT Communications, Inc.
7.875%, 12/31/24§	176,000	102,960
Unisys Corp.
10.750%, 4/15/22§	83,000	89,640
Zayo Group LLC
6.000%, 4/1/23	145,000	149,134
5.750%, 1/15/27§	184,000	186,668

		822,380

Software (6.4%)
ACI Worldwide, Inc.
5.750%, 8/15/26§	135,000	143,100
Ascend Learning LLC
6.875%, 8/1/25§	170,000	177,650
6.875%, 8/1/25§	114,000	118,987
Camelot Finance SA
4.500%, 11/1/26§	216,000	218,246
CDK Global, Inc.
5.875%, 6/15/26	66,000	70,455
Change Healthcare Holdings LLC
5.750%, 3/1/25§	324,000	331,517
Granite Merger Sub 2, Inc.
11.000%, 7/15/27§	149,000	146,765
HNA Ecotech Panorama Cayman Co. Ltd.
8.000%, 4/15/21§	120,000	107,023
Informatica LLC
7.125%, 7/15/23§	116,000	118,030
Solera LLC
10.500%, 3/1/24§	400,000	416,940
Sophia LP
9.000%, 9/30/23§	373,000	383,258
SS&C Technologies, Inc.
5.500%, 9/30/27§	169,000	179,934

		2,411,905

Technology Hardware, Storage & Peripherals (1.7%)
Dell International LLC
5.875%, 6/15/21§	211,000	214,429
7.125%, 6/15/24§	171,000	180,832
Everi Payments, Inc.
7.500%, 12/15/25§	120,000	126,114
NCR Corp.
5.875%, 12/15/21	107,000	107,401

		628,776

Total Information Technology		4,386,225

Materials (11.5%)
Chemicals (4.6%)
Axalta Coating Systems LLC
4.875%, 8/15/24§	150,000	155,250
Blue Cube Spinco LLC
10.000%, 10/15/25	226,000	252,837
INEOS Group Holdings SA
5.625%, 8/1/24§	200,000	204,750
Koppers, Inc.
6.000%, 2/15/25§	78,000	77,763

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Principal Amount	Value (Note 1)
NOVA Chemicals Corp.
4.875%, 6/1/24§	$104,000	$105,820
Nufarm Australia Ltd.
5.750%, 4/30/26§	159,000	160,292
PQ Corp.
6.750%, 11/15/22§	191,000	196,969
5.750%, 12/15/25§	136,000	140,080
Rayonier AM Products, Inc.
5.500%, 6/1/24§	214,000	148,195
Starfruit Finco BV
8.000%, 10/1/26§	150,000	150,000
WR Grace & Co.-Conn
5.125%, 10/1/21§	110,000	113,740

		1,705,696

Containers & Packaging (6.8%)
Berry Global, Inc.
5.500%, 5/15/22	136,000	137,870
5.125%, 7/15/23	174,000	178,350
Flex Acquisition Co., Inc.
7.875%, 7/15/26§	197,000	185,919
LABL Escrow Issuer LLC
6.750%, 7/15/26§	225,000	234,562
10.500%, 7/15/27§	126,000	127,260
Mauser Packaging Solutions Holding Co.
5.500%, 4/15/24§	186,000	191,115
7.250%, 4/15/25§	362,000	345,710
OI European Group BV
4.000%, 3/15/23§	150,000	149,062
Owens-Brockway Glass Container, Inc.
5.000%, 1/15/22§	110,000	113,597
5.875%, 8/15/23§	100,000	105,375
Reynolds Group Issuer, Inc.
5.750%, 10/15/20	147,305	147,261
(ICE LIBOR USD 3 Month + 3.50%), 5.501%, 7/15/21 (k)§	326,000	326,815
Sealed Air Corp.
4.875%, 12/1/22§	102,000	107,483
Trivium Packaging Finance BV
5.500%, 8/15/26 (e)§	200,000	209,500

		2,559,879

Metals & Mining (0.1%)
Novelis Corp.
6.250%, 8/15/24§	29,000	30,341

Total Materials		4,295,916

Real Estate (2.5%)
Equity Real Estate Investment Trusts (REITs) (1.1%)
Equinix, Inc. (REIT)
5.375%, 4/1/23	82,000	83,419
5.875%, 1/15/26	90,000	95,512
Iron Mountain, Inc. (REIT)
6.000%, 8/15/23	106,000	108,385
SBA Communications Corp. (REIT)
4.875%, 9/1/24	120,000	124,650

		411,966

Real Estate Management & Development (1.4%)
Greystar Real Estate Partners LLC
5.750%, 12/1/25§	223,000	231,920
Howard Hughes Corp. (The)
5.375%, 3/15/25§	166,000	171,395
Realogy Group LLC
9.375%, 4/1/27§	140,000	137,550

		540,865

Total Real Estate		952,831

Utilities (0.2%)
Independent Power and Renewable Electricity Producers (0.2%)
AES Corp.
4.875%, 5/15/23	86,000	87,398

Total Utilities		87,398

Total Corporate Bonds		35,397,215

Total Long-Term Debt Securities (94.4%) (Cost $35,632,973)		35,397,215

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Wireless Telecommunication Services (0.0%)
T-Mobile USA, Inc., CVR (r)* (Cost $—)	329,000	—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (2.5%)
JPMorgan Prime Money Market Fund, IM Shares	933,320	933,693

Total Short-Term Investment (2.5%) (Cost $933,652)		933,693

Total Investments in Securities (96.9%) (Cost $36,566,625)		36,330,908
Other Assets Less Liabilities (3.1%)		1,180,646

Net Assets (100%)		$37,511,554

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2019, the market value of these securities amounted to $26,402,000 or 70.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond – Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of October 31, 2019. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2019.
(r)	Value determined using significant unobservable inputs.

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

Glossary:

CVR	— Contingent Value Rights
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
PIK	— Payment-in Kind Security
USD	— United States Dollar

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)		Total
Assets:
Corporate Bonds
Communication Services	$—	$5,531,650	$—		$5,531,650
Consumer Discretionary	—	3,229,020	—		3,229,020
Consumer Staples	—	2,027,974	—		2,027,974
Energy	—	4,455,951	—		4,455,951
Financials	—	1,856,727	—		1,856,727
Health Care	—	3,692,985	—		3,692,985
Industrials	—	4,880,538	—		4,880,538
Information Technology	—	4,386,225	—		4,386,225
Materials	—	4,295,916	—		4,295,916
Real Estate	—	952,831	—		952,831
Utilities	—	87,398	—		87,398
Rights
Communication Services	—	—	—	(a)	—	(a)
Short-Term Investment
Investment Company	933,693	—	—		933,693

Total Assets	$933,693	$35,397,215	$—		$36,330,908

Total Liabilities	$—	$—	$—		$—

Total	$933,693	$35,397,215	$—		$36,330,908

(a) Value is zero.

The Fund held no derivatives contracts during the year ended October 31, 2019.

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$20,755,479
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$17,737,199

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$753,016
Aggregate gross unrealized depreciation	(990,065)

Net unrealized depreciation	$(237,049)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$36,567,957

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value (Cost $36,566,625)	$36,330,908
Cash	895,000
Dividends, interest and other receivables	599,570
Receivable for Fund shares sold	123,482
Receivable for securities sold	45,870
Prepaid registration and filing fees	23,258
Other assets	378

Total assets	38,018,466

LIABILITIES
Payable for securities purchased	282,105
Dividends and distributions payable	128,786
Payable for Fund shares redeemed	18,238
Transfer agent fees payable	4,110
Distribution fees payable – Class A	345
Distribution fees payable – Class R	134
Administrative fees payable	82
Accrued expenses	73,112

Total liabilities	506,912

NET ASSETS	$37,511,554

Net assets were comprised of:
Paid in capital	$40,307,640
Total distributable earnings (loss)	(2,796,086)

Net assets	$37,511,554

Class A
Net asset value and redemption price per share, $1,622,501 / 179,170 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.06
Maximum sales charge (4.50% of offering price)	0.43

Maximum offering price per share	$9.49

Class I
Net asset value and redemption price per share, $35,453,390 / 3,912,978 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.06

Class R
Net asset value and redemption price per share, $307,102 / 33,928 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.05

Class T**
Net asset value and redemption price per share, $128,561 / 14,192 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.06
Maximum sales charge (2.50% of offering price)	0.23

Maximum offering price per share	$9.29

**	Class T shares currently are not offered for sale.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Interest	$2,156,666
Dividends	15,570

Total income	2,172,236

EXPENSES
Investment advisory fees	208,582
Professional fees	101,443
Administrative fees	52,145
Registration and filing fees	46,453
Transfer agent fees	44,300
Printing and mailing expenses	36,622
Custodian fees	16,775
Distribution fees – Class A	5,287
Trustees’ fees	3,088
Distribution fees – Class R	1,515
Distribution fees – Class T**	320
Miscellaneous	23,915

Gross expenses	540,445
Less: Voluntary waiver from investment adviser	(44,745)
Waiver from investment adviser	(215,982)
Waiver from distributor	(320)
Reimbursement from investment adviser	(11,855)

Net expenses	267,543

NET INVESTMENT INCOME (LOSS)	1,904,693

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(25,701)
Net change in unrealized appreciation (depreciation) on investments in securities	503,655

NET REALIZED AND UNREALIZED GAIN (LOSS)	477,954

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,382,647

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,904,693	$1,812,872
Net realized gain (loss)	(25,701)	(192,330)
Net change in unrealized appreciation (depreciation)	503,655	(1,266,344)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,382,647	354,198

Distributions to shareholders:
Class A	(108,202)	(112,357)
Class I	(1,764,776)	(1,686,328)
Class R	(15,017)	(12,914)
Class T**	(6,981)	(7,105)

Total distributions to shareholders	(1,894,976)	(1,818,704)

Return of capital:
Class A	(2,254)	—
Class I	(34,332)	—
Class R	(323)	—
Class T**	(136)	—

Total tax return of capital	(37,045)	—

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 31,260 and 211,921 shares, respectively ]	285,024	1,960,500
Capital shares issued in reinvestment of dividends [ 11,087 and 11,169 shares, respectively ]	99,880	101,781
Capital shares repurchased [ (143,061) and (19,204) shares, respectively ]	(1,297,523)	(176,438)

Total Class A transactions	(912,619)	1,885,843

Class I
Capital shares sold [ 569,065 and 230,876 shares, respectively ]	5,164,420	2,137,440
Capital shares issued in reinvestment of dividends [ 33,563 and 21,171 shares, respectively ]	303,346	193,221
Capital shares repurchased [ (90,055) and (84,844) shares, respectively ]	(809,784)	(777,869)

Total Class I transactions	4,657,982	1,552,792

Class R
Capital shares sold [ 2,702 and 9,078 shares, respectively ]	24,313	82,888
Capital shares issued in reinvestment of dividends [ 609 and 333 shares, respectively ]	5,496	3,029
Capital shares repurchased [ (1,517) and (641) shares, respectively ]	(13,763)	(5,830)

Total Class R transactions	16,046	80,087

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	3,761,409	3,518,722

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,212,035	2,054,216
NET ASSETS:
Beginning of year	33,299,519	31,245,303

End of year	$37,511,554	$33,299,519

** Class T shares currently are not offered for sale. Class T shares were formerly known as Class C shares.

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,				November 12, 2014* to October 31, 2015
Class A	2019	2018	2017	2016
Net asset value, beginning of period	$8.93	$9.33	$9.01	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.47	0.48	0.49	0.61	0.59
Net realized and unrealized gain (loss)	0.14	(0.40)	0.32	(0.09)	(0.84)

Total from investment operations	0.61	0.08	0.81	0.52	(0.25)

Less distributions:
Dividends from net investment income	(0.47)	(0.48)	(0.48)	(0.65)	(0.60)
Return of capital	(0.01)	—	(0.01)	(0.01)	—

Total dividends and distributions	(0.48)	(0.48)	(0.49)	(0.66)	(0.60)

Net asset value, end of period	$9.06	$8.93	$9.33	$9.01	$9.15

Total return (b)	6.97%	0.86%	9.20%	6.17%	(2.62)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,623	$2,500	$709	$355	$8,372
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.00%	1.04%	1.06%	1.06%	1.05%
Before waivers and reimbursements (a)(f)	1.79%	1.77%	1.84%	1.81%	2.45%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	5.27%	5.20%	5.26%	7.06%	6.39	%(l)
Before waivers and reimbursements (a)(f)	4.48%	4.47%	4.48%	6.31%	4.99	%(l)
Portfolio turnover rate (z)^	54%	45%	54%	79%	57%

	Year Ended October 31,				November 12, 2014* to October 31, 2015
Class I	2019	2018	2017	2016
Net asset value, beginning of period	$8.94	$9.34	$9.01	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.50	0.50	0.52	0.58	0.62
Net realized and unrealized gain (loss)	0.12	(0.40)	0.33	(0.04)	(0.85)

Total from investment operations	0.62	0.10	0.85	0.54	(0.23)

Less distributions:
Dividends from net investment income	(0.49)	(0.50)	(0.51)	(0.67)	(0.62)
Return of capital	(0.01)	—	(0.01)	(0.01)	—

Total dividends and distributions	(0.50)	(0.50)	(0.52)	(0.68)	(0.62)

Net asset value, end of period	$9.06	$8.94	$9.34	$9.01	$9.15

Total return (b)	7.12%	1.09%	9.58%	6.44%	(2.39)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$35,453	$30,386	$30,185	$27,710	$8,395
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.75%	0.80%	0.82%	0.84%	0.80%
Before waivers and reimbursements (a)(f)	1.53%	1.52%	1.58%	1.53%	2.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	5.50%	5.47%	5.55%	6.62%	6.64	%(l)
Before waivers and reimbursements (a)(f)	4.71%	4.74%	4.79%	5.94%	5.24	%(l)
Portfolio turnover rate (z)^	54%	45%	54%	79%	57%

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,				November 12, 2014* to October 31, 2015
Class R	2019	2018	2017	2016
Net asset value, beginning of period	$8.93	$9.33	$9.01	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.45	0.45	0.47	0.59	0.57
Net realized and unrealized gain (loss)	0.13	(0.39)	0.32	(0.10)	(0.85)

Total from investment operations	0.58	0.06	0.79	0.49	(0.28)

Less distributions:
Dividends from net investment income	(0.45)	(0.46)	(0.46)	(0.62)	(0.57)
Return of capital	(0.01)	—	(0.01)	(0.01)	—

Total dividends and distributions	(0.46)	(0.46)	(0.47)	(0.63)	(0.57)

Net asset value, end of period	$9.05	$8.93	$9.33	$9.01	$9.15

Total return (b)	6.59%	0.63%	8.95%	5.91%	(2.86)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$307	$287	$218	$195	$8,339
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.25%	1.30%	1.32%	1.31%	1.30%
Before waivers and reimbursements (a)(f)	2.03%	2.02%	2.08%	2.06%	2.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	5.00%	4.96%	5.05%	6.83%	6.14	%(l)
Before waivers and reimbursements (a)(f)	4.22%	4.23%	4.28%	6.08%	4.74	%(l)
Portfolio turnover rate (z)^	54%	45%	54%	79%	57%

	Year Ended October 31,				November 12, 2014* to October 31, 2015
Class T**	2019	2018	2017	2016
Net asset value, beginning of period	$8.93	$9.33	$9.01	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.50	0.50	0.52	0.63	0.62
Net realized and unrealized gain (loss)	0.13	(0.40)	0.32	(0.09)	(0.85)

Total from investment operations	0.63	0.10	0.84	0.54	(0.23)

Less distributions:
Dividends from net investment income	(0.49)	(0.50)	(0.51)	(0.67)	(0.62)
Return of capital	(0.01)	—	(0.01)	(0.01)	—

Total dividends and distributions	(0.50)	(0.50)	(0.52)	(0.68)	(0.62)

Net asset value, end of period	$9.06	$8.93	$9.33	$9.01	$9.15

Total return (b)	7.24%	1.09%	9.46%	6.44%	(2.39)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$129	$127	$132	$128	$2,783
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.75%	0.80%	0.82%	0.81%	0.80%
Before waivers and reimbursements (a)(f)	1.78%	1.77%	2.08%	2.56%	3.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	5.50%	5.46%	5.56%	7.30%	6.64	%(l)
Before waivers and reimbursements (a)(f)	4.47%	4.49%	4.30%	5.55%	4.24	%(l)
Portfolio turnover rate (z)^	54%	45%	54%	79%	57%

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C shares.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 LOW VOLATILITY GLOBAL EQUITY FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

	1 Year	Since Incept.
Fund – Class I Shares*	14.74%	9.23%
MSCI ACWI Minimum Volatility (Net) Index	16.39	10.67
MSCI ACWI (Net) Index	12.59	9.25

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Low Volatility Global Equity Fund and the MSCI ACWI Minimum Volatility (Net) Index and MSCI ACWI (Net) Index from 2/27/17 to 10/31/19. The performance of each of the MSCI ACWI Minimum Volatility (Net) Index and MSCI ACWI (Net) Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI ACWI Minimum Volatility (Net) Index and MSCI ACWI (Net) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2019, the gross expense ratio for Class I shares was 5.28%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2020. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 14.74% for the year ended October 31, 2019. The Fund’s benchmarks, the MSCI ACWI Minimum Volatility (Net) Index and the MSCI ACWI (Net) Index, returned 16.39% and 12.59%, respectively over the same year.

Fund Highlights

What helped performance during the year?

•	Low volatility outperformed the market cap weighted benchmark for both U.S. and developed equities for the period.

•

Relative to the MSCI ACWI (Net) Index, stock selection within domestic and developed equities contributed to positive performance. On a sector basis, an overweight to the real estate and utilities sectors and an underweight to the energy sector benefited relative performance. Stock selection within materials also added to relative performance.

•

On a sector basis relative to the MSCI ACWI Minimum Volatility (Net) Index, both an underweight position and stock selection within health care contributed to performance. An overweight to real estate also added to relative to performance.

What hurt performance during the year?

•	Stock selection within emerging markets was the largest detractor to performance relative to both the MSCI ACWI Minimum Volatility (Net) and MSCI ACWI (Net) Indices.

•	Relative to the MSCI ACWI Minimum Volatility (Net) Index, stock selection in materials, consumer staples and real estate were the top detractors from performance.

•	Relative to the MSCI ACWI (Net) Index, an underweight position and stock selection within information technology hurt performance.

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2019
Equity	100.0%

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2019
iShares Edge MSCI Min Vol Global ETF	27.5%
iShares Edge MSCI Min Vol EAFE ETF	13.2
Invesco S&P International Developed Low Volatility ETF	12.8
Invesco S&P MidCap Low Volatility ETF	6.7
Invesco S&P Emerging Markets Low Volatility ETF	6.0
iShares Edge MSCI Min Vol Emerging Markets ETF	6.0
Invesco S&P 500 Low Volatility ETF	5.7
Invesco S&P 500 High Dividend Low Volatility ETF	5.7
iShares Edge MSCI Min Vol USA ETF	5.7
SPDR SSGA US Large Cap Low Volatility Index ETF	4.0
Holdings are subject to change without notice.

1290 LOW VOLATILITY GLOBAL EQUITY FUND (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class I
Actual	$1,000.00	$1,052.50	$2.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.04	2.19

*  Expenses are equal to the Fund’s Class I shares annualized expense ratio of 0.43%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 LOW VOLATILITY GLOBAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (100.2%)
Invesco S&P 500 High Dividend Low Volatility ETF	4,830	$204,695
Invesco S&P 500 Low Volatility ETF	3,560	204,949
Invesco S&P Emerging Markets Low Volatility ETF	9,360	216,497
Invesco S&P International Developed Low Volatility ETF	13,370	462,201
Invesco S&P MidCap Low Volatility ETF	4,500	240,075
Invesco S&P SmallCap Low Volatility ETF	2,420	121,484
iShares Edge MSCI Min Vol EAFE ETF	6,310	473,566
iShares Edge MSCI Min Vol Emerging Markets ETF	3,690	215,348
iShares Edge MSCI Min Vol Global ETF	10,330	988,168
iShares Edge MSCI Min Vol USA ETF	3,190	204,001
SPDR SSGA US Large Cap Low Volatility Index ETF	1,300	144,651
SPDR SSGA US Small Cap Low Volatility Index ETF	1,210	117,987

Total Investments in Securities (100.2%) (Cost $3,101,266)		3,593,622
Other Assets Less Liabilities (-0.2%)		(8,257)

Net Assets (100%)		$3,585,365

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$3,593,622	$—	$—	$3,593,622

Total Assets	$3,593,622	$—	$—	$3,593,622

Total Liabilities	$—	$—	$—	$—

Total	$3,593,622	$—	$—	$3,593,622

The Fund held no derivatives contracts during the year ended October 31, 2019.

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$442,402
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$118,595

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$492,356
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$492,356

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,101,266

See Notes to Financial Statements.

1290 FUNDS

1290 LOW VOLATILITY GLOBAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value (Cost $3,101,266)	$3,593,622
Cash	17,199
Receivable from investment adviser	7,123
Prepaid registration and filing fees	4,527
Receivable for Fund shares sold	3,400
Other assets	37

Total assets	3,625,908

LIABILITIES
Accrued professional fees	31,148
Transfer agent fees payable	1,035
Accrued expenses	8,360

Total liabilities	40,543

NET ASSETS	$3,585,365

Net assets were comprised of:
Paid in capital	$3,035,314
Total distributable earnings (loss)	550,051

Net assets	$3,585,365

Class I
Net asset value and redemption price per share, $3,585,365 / 298,038 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.03

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends	$89,032
Interest	427

Total income	89,459

EXPENSES
Professional fees	40,911
Administrative fees	30,003
Registration and filing fees	20,835
Printing and mailing expenses	20,570
Investment advisory fees	16,026
Transfer agent fees	9,545
Custodian fees	3,000
Trustees’ fees	281
Miscellaneous	5,624

Gross expenses	146,795
Less: Waiver from investment adviser	(46,029)
Reimbursement from investment adviser	(87,010)

Net expenses	13,756

NET INVESTMENT INCOME (LOSS)	75,703

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	16,504
Net change in unrealized appreciation (depreciation) on investments in securities	342,520

NET REALIZED AND UNREALIZED GAIN (LOSS)	359,024

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$434,727

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$75,703	$65,544
Net realized gain (loss)	16,504	16,354
Net change in unrealized appreciation (depreciation)	342,520	(56,925)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	434,727	24,973

Distributions to shareholders:
Class I	(88,452)	(59,429)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 30,470 and 13,323 shares, respectively ]	346,770	146,974
Capital shares issued in reinvestment of dividends [ 560 and 223 shares, respectively ]	5,952	2,429
Capital shares repurchased [ (975) and (4,888) shares, respectively ]	(11,138)	(53,199)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	341,584	96,204

TOTAL INCREASE (DECREASE) IN NET ASSETS	687,859	61,748
NET ASSETS:
Beginning of year	2,897,506	2,835,758

End of year	$3,585,365	$2,897,506

See Notes to Financial Statements.

1290 FUNDS

1290 LOW VOLATILITY GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,				February 27, 2017* to October 31, 2017
Class I	2019		2018
Net asset value, beginning of period	$10.81		$10.94		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.27		0.25		0.12
Net realized and unrealized gain (loss)	1.28		(0.16)		0.82

Total from investment operations	1.55		0.09		0.94

Less distributions:
Dividends from net investment income	(0.27)		(0.22)		—
Distributions from net realized gains	(0.06)		—	#	—

Total dividends and distributions	(0.33)		(0.22)		—

Net asset value, end of period	$12.03		$10.81		$10.94

Total return (b)	14.74%		0.88%		9.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,585		$2,898		$2,836
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.43	%(j)	0.43	%(j)	0.43	%(j)
Before waivers and reimbursements (a)(f)	4.58%		5.15%		4.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.36%		2.24%		1.66	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.79)%		(2.49)%		(2.78	)%(l)
Portfolio turnover rate (z)^	4%		4%		0	%‡
*	Commencement of Operations.
‡	Less than 0.5%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 MULTI-ALTERNATIVE STRATEGIES FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

			1 Year	Since Incept.
Fund – Class A Shares*	without Sales Charge		3.98%	1.30%
	with Sales Charge (a	)	(1.71)	(0.02)
Fund – Class I Shares*			4.25	1.55
Fund – Class R Shares*			3.74	1.04
ICE BofAML U.S. 3-Month Treasury Bill Index			2.40	1.18

* Date of inception 7/6/15. (a) A 5.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Multi-Alternative Strategies Fund and the ICE BofAML U.S. 3-Month Treasury Bill Index from 7/6/15 to 10/31/19. The performance of the ICE BofAML U.S. 3-Month Treasury Bill Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML U.S. 3-Month Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2019, the gross expense ratios for Class A, I and R shares were 2.41%, 2.16% and 2.64%, respectively. The net expense ratios for Class A, I and R shares were 1.65%, 1.40% and 1.90%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2020. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 4.25% for the year ended October 31, 2019. The Fund’s benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index, returned 2.40% over the same year.

Fund Highlights

What helped performance during the year*?

•

Real estate was the top contributor to performance as yields appeared more attractive in the low to negative interest rate environment. Domestic and global real estate investment trusts (REITs) were up about 24% and 20%, respectively, on an absolute basis for the period.

•	Precious metals had strong performance for the period, with silver and gold up about 27% and 25%, respectively.

•	While convertible securities lagged the equity markets for the period, the strategy still had strong performance.

What hurt performance during the year*?

•	Commodities were the top detractor to performance, largely driven by poor performance in energy prices.

•	Positioning within corn and energy were the main drivers of underperformance for the managed futures strategy.

•	The value tilt within the long/short equity strategy negatively impacted performance as growth continued to outperform value.

*	The Fund does not hold a position in any single security directly but has exposure through ETFs.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2019
Alternatives	45.8%
Fixed Income	18.0
Commodity	16.4
Equity	10.5
Specialty	9.3

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2019
JPMorgan Diversified Alternatives ETF	9.6%
ProShares Hedge Replication ETF	9.4
IQ Merger Arbitrage ETF	9.4
Invesco DB G10 Currency Harvest Fund	9.3
SPDR Bloomberg Barclays Convertible Securities ETF	9.1
WisdomTree Managed Futures Strategy Fund	8.9
Invesco DB Gold Fund	6.5
iShares Core US REIT ETF	4.5
Vanguard Global ex-U.S. Real Estate ETF	4.5
iShares TIPS Bond ETF	4.5
Holdings are subject to change without notice.

1290 MULTI-ALTERNATIVE STRATEGIES FUND (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class A
Actual	$1,000.00	$1,011.80	$5.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.04	5.22
Class I
Actual	1,000.00	1,013.70	3.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.30	3.95
Class R
Actual	1,000.00	1,010.80	6.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.78	6.48

*  Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 1.02%, 0.77% and 1.27%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Alternatives (45.6%)
IQ Merger Arbitrage ETF*	53,360	$1,739,003
JPMorgan Diversified Alternatives ETF*	70,820	1,766,959
JPMorgan Long/Short ETF*	34,700	764,375
ProShares Hedge Replication ETF	37,960	1,740,105
ProShares RAFI Long/Short‡	23,000	798,675
WisdomTree Managed Futures Strategy Fund	43,630	1,640,488

Total Alternatives		8,449,605

Commodity (16.3%)
Invesco DB Base Metals Fund	17,600	268,752
Invesco DB Commodity Index Tracking Fund	50,780	778,457
Invesco DB Gold Fund	26,070	1,200,784
Invesco DB Precious Metals Fund	2,860	120,692
Invesco DB Silver Fund	4,020	106,180
iShares Commodities Select Strategy ETF	17,470	555,197

Total Commodity		3,030,062

Equity (10.5%)
iShares Core US REIT ETF	14,940	841,869
iShares MSCI Global Agriculture Producers ETF	9,870	273,158
Vanguard Global ex-U.S. Real Estate ETF	13,660	831,894

Total Equity		1,946,921

Fixed Income (17.9%)
iShares TIPS Bond ETF	7,090	822,865
SPDR Bloomberg Barclays Convertible Securities ETF	31,470	1,675,778
Vanguard Short-Term Inflation-Protected Securities ETF	16,550	813,929

Total Fixed Income		3,312,572

Specialty (9.3%)
Invesco DB G10 Currency Harvest Fund‡	70,890	1,714,829

Total Investments in Securities (99.6%) (Cost $17,827,410)		18,453,989
Other Assets Less Liabilities (0.4%)		72,173

Net Assets (100%)		$18,526,162

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

Glossary:

TIPS	— Treasury Inflation Protected Security

Investments in companies which were affiliates for the year ended October 31, 2019, were as follows:

Security Description	Shares at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS (ETF):
Specialty
Invesco DB G10 Currency Harvest Fund	70,890	1,772,352	—	(36,591)	1,449	(22,381)	1,714,829	19,549	—
Alternatives
ProShares RAFI Long/Short	23,000	1,713,241	—	(834,425)	(135,408)	55,267	798,675	28,951	—

Total		3,485,593	—	(871,016)	(133,959)	32,886	2,513,504	48,500	—

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$18,453,989	$—	$—	$18,453,989

Total Assets	$18,453,989	$—	$—	$18,453,989

Total Liabilities	$—	$—	$—	$—

Total	$18,453,989	$—	$—	$18,453,989

The Fund held no derivatives contracts during the year ended October 31, 2019.

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,462,833
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,584,068

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,021,002
Aggregate gross unrealized depreciation	(335,854)

Net unrealized appreciation	$685,148

Federal income tax cost of investments in securities and derivative instruments, if applicable	$17,768,841

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $2,573,144)	$2,513,504
Unaffiliated Issuers (Cost $15,254,266)	15,940,485
Cash	111,407
Prepaid registration and filing fees	15,166
Receivable for Fund shares sold	50
Other assets	300

Total assets	18,580,912

LIABILITIES
Payable for Fund shares redeemed	4,825
Transfer agent fees payable	4,021
Administrative fees payable	1,005
Distribution fees payable – Class A	133
Distribution fees payable – Class R	48
Accrued expenses	44,718

Total liabilities	54,750

NET ASSETS	$18,526,162

Net assets were comprised of:
Paid in capital	$17,878,370
Total distributable earnings (loss)	647,792

Net assets	$18,526,162

Class A
Net asset value and redemption price per share, $627,178 / 60,757 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.32
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share	$10.92

Class I
Net asset value and redemption price per share, $17,783,453 / 1,719,769 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.34

Class R
Net asset value and redemption price per share, $115,531 / 11,248 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.27

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends ($48,500 of dividend income received from affiliates)	$396,859
Interest	1,693

Total income	398,552

EXPENSES
Investment advisory fees	93,151
Professional fees	57,549
Transfer agent fees	36,900
Registration and filing fees	34,287
Administrative fees	30,004
Printing and mailing expenses	28,401
Custodian fees	2,600
Distribution fees – Class A	1,812
Trustees’ fees	1,687
Distribution fees – Class R	544
Miscellaneous	19,706

Gross expenses	306,641
Less: Waiver from investment adviser	(123,155)
Reimbursement from investment adviser	(28,971)

Net expenses	154,515

NET INVESTMENT INCOME (LOSS)	244,037

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($(133,959) of realized gain (loss) from affiliates)	(50,597)
Net change in unrealized appreciation (depreciation) on investments in securities ($32,886 of change in unrealized appreciation (depreciation) from affiliates)	583,673

NET REALIZED AND UNREALIZED GAIN (LOSS)	533,076

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$777,113

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$244,037	$118,683
Net realized gain (loss)	(50,597)	(452)
Net change in unrealized appreciation (depreciation)	583,673	(379,307)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	777,113	(261,076)

Distributions to shareholders:
Class A	(7,113)	(2,431)
Class I	(217,148)	(102,929)
Class R	(740)	(2,024)

Total distributions to shareholders	(225,001)	(107,384)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 5,825 and 24,928 shares, respectively ]	59,103	254,309
Capital shares issued in reinvestment of dividends [ 623 and 201 shares, respectively ]	6,163	2,048
Capital shares repurchased [ (28,247) and (7,078) shares, respectively ]	(286,221)	(72,391)

Total Class A transactions	(220,955)	183,966

Class I
Capital shares sold [ 178,038 and 320,848 shares, respectively ]	1,799,614	3,286,660
Capital shares issued in reinvestment of dividends [ 9,966 and 4,035 shares, respectively ]	98,568	40,993
Capital shares repurchased [ (276,662) and (115,451) shares, respectively ]	(2,793,490)	(1,179,390)

Total Class I transactions	(895,308)	2,148,263

Class R
Capital shares sold [ 703 and 44,922 shares, respectively ]	7,121	456,502
Capital shares issued in reinvestment of dividends [ 4 and 162 shares, respectively ]	40	1,641
Capital shares repurchased [ (22) and (44,791) shares, respectively ]	(223)	(460,156)

Total Class R transactions	6,938	(2,013)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,109,325)	2,330,216

TOTAL INCREASE (DECREASE) IN NET ASSETS	(557,213)	1,961,756
NET ASSETS:
Beginning of year	19,083,375	17,121,619

End of year	$18,526,162	$19,083,375

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,								July 6, 2015* to October 31, 2015
Class A	2019		2018		2017		2016
Net asset value, beginning of period	$10.02		$10.21		$9.97		$9.70		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.11		0.04		0.02		0.01		(0.01)
Net realized and unrealized gain (loss)	0.28		(0.19)		0.26		0.33		(0.29)

Total from investment operations	0.39		(0.15)		0.28		0.34		(0.30)

Less distributions:
Dividends from net investment income	(0.04)		—		(0.01)		(0.05)		—
Distributions from net realized gains	(0.05)		(0.04)		(0.03)		—		—
Return of capital	—		—		—		(0.02)		—

Total dividends and distributions	(0.09)		(0.04)		(0.04)		(0.07)		—

Net asset value, end of period	$10.32		$10.02		$10.21		$9.97		$9.70

Total return (b)	3.98%		(1.49)%		2.78%		3.53%		(3.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$627		$827		$659		$410		$112
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.07	%**(j)	1.03	%(k)	1.00	%(k)	0.98	%(k)	0.96	%(k)
Before waivers and reimbursements (a)(f)	1.89%		1.79%		2.08%		2.62%		2.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.12%		0.39%		0.20%		0.10%		(0.25	)%(l)
Before waivers and reimbursements (a)(f)(x)	0.30%		(0.37)%		(0.88)%		(1.55)%		(1.55	)%(l)
Portfolio turnover rate (z)^	8%		5%		13%		2%		0%

	Year Ended October 31,								July 6, 2015* to October 31, 2015
Class I	2019		2018		2017		2016
Net asset value, beginning of period	$10.04		$10.23		$9.99		$9.71		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.07		0.05		0.05		—	#
Net realized and unrealized gain (loss)	0.29		(0.20)		0.25		0.31		(0.29)

Total from investment operations	0.42		(0.13)		0.30		0.36		(0.29)

Less distributions:
Dividends from net investment income	(0.07)		(0.02)		(0.03)		(0.05)		—
Distributions from net realized gains	(0.05)		(0.04)		(0.03)		—		—
Return of capital	—		—		—		(0.03)		—

Total dividends and distributions	(0.12)		(0.06)		(0.06)		(0.08)		—

Net asset value, end of period	$10.34		$10.04		$10.23		$9.99		$9.71

Total return (b)	4.25%		(1.25)%		3.04%		3.76%		(2.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$17,783		$18,151		$16,358		$12,233		$9,591
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.82	%**(j)	0.78	%(k)	0.75	%(k)	0.73	%(k)	0.72	%(k)
Before waivers and reimbursements (a)(f)	1.63%		1.54%		1.82%		2.24%		1.97%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.32%		0.66%		0.45%		0.50%		(0.03	)%(l)
Before waivers and reimbursements (a)(f)(x)	0.50%		(0.11)%		(0.62)%		(1.02)%		(1.29	)%(l)
Portfolio turnover rate (z)^	8%		5%		13%		2%		0%

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,								July 6, 2015* to October 31, 2015
Class R	2019		2018		2017		2016
Net asset value, beginning of period	$9.97		$10.19		$9.95		$9.69		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.03		—	#	—	#	(0.02)
Net realized and unrealized gain (loss)	0.29		(0.21)		0.27		0.32		(0.29)

Total from investment operations	0.37		(0.18)		0.27		0.32		(0.31)

Less distributions:
Dividends from net investment income	(0.02)		—		—		(0.04)		—
Distributions from net realized gains	(0.05)		(0.04)		(0.03)		—		—
Return of capital	—		—		—		(0.02)		—

Total dividends and distributions	(0.07)		(0.04)		(0.03)		(0.06)		—

Net asset value, end of period	$10.27		$9.97		$10.19		$9.95		$9.69

Total return (b)	3.74%		(1.79)%		2.53%		3.30%		(3.10)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$116		$105		$105		$101		$97
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.32	%**(j)	1.26	%(k)	1.25	%(k)	1.22	%(k)	1.21	%(k)
Before waivers and reimbursements (a)(f)	2.13%		2.02%		2.32%		2.73%		2.47%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.78%		0.27%		(0.02)%		0.02%		(0.53	)%(l)
Before waivers and reimbursements (a)(f)(x)	(0.04)%		(0.49)%		(1.08)%		(1.50)%		(1.78	)%(l)
Portfolio turnover rate (z)^	8%		5%		13%		2%		0%
*	Commencement of Operations.
**	Includes excise tax expense of 0.04%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.69% for Class A, 1.44% for Class I and 1.94% for Class R.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.65% for Class A, 1.40% for Class I and 1.90% for Class R.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2020 FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

	1 Year	Since Incept.
Fund – Class I Shares*	12.37%	7.08%
S&P Target Date 2020 Index	10.57	6.54

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2020 Fund and the S&P Target Date 2020 Index from 2/27/17 to 10/31/19. The performance of the S&P Target Date 2020 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2019, the gross expense ratio for Class I shares was 3.98%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2020. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 12.37% for the year ended October 31, 2019. The Fund’s benchmark, the S&P Target Date 2020 Index, returned 10.57% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

Fund Highlights

What helped performance during the year?

•	The primary driver of outperformance was the fact that the low volatility tilt of the Fund outperformed the market cap weighted benchmark within both domestic and developed markets equities.

•	Within fixed income, an overweight to intermediate bonds and an underweight to short duration bonds relative to the benchmark added to performance.

What hurt performance during the year?

•	While low volatility benefited domestic and developed markets equities, it was not beneficial within the emerging markets equities as market cap outperformed in that segment of the benchmark.

•	Within domestic equities, a higher allocation to small cap equities relative to the benchmark detracted from performance as large cap equities were the best performer for the period.

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2019
Equity	53.5%
Fixed Income	46.5

1290 RETIREMENT 2020 FUND (Unaudited)

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2019
iShares Core U.S. Aggregate Bond ETF	29.0%
iShares Core S&P Total US Stock Market ETF	18.4
iShares TIPS Bond ETF	6.8
iShares Core MSCI EAFE ETF	6.4
Invesco S&P 500 Low Volatility ETF	6.1
iShares Edge MSCI Min Vol USA ETF	6.0
Vanguard Short-Term Bond ETF	4.1
iShares Edge MSCI Min Vol EAFE ETF	3.4
Invesco S&P MidCap Low Volatility ETF	3.3
SPDR Bloomberg Barclays High Yield Bond ETF	3.3
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class I
Actual	$1,000.00	$1,045.20	$2.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.51	2.73

*  Expenses are equal to the Fund’s Class I shares annualized expense ratio of 0.54%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2020 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (53.4%)
Invesco S&P 500 Low Volatility ETF	11,460	$659,752
Invesco S&P Emerging Markets Low Volatility ETF	3,540	81,880
Invesco S&P International Developed Low Volatility ETF	9,880	341,552
Invesco S&P MidCap Low Volatility ETF	6,760	360,646
Invesco S&P SmallCap Low Volatility ETF	3,580	179,716
iShares Core MSCI EAFE ETF	10,890	688,575
iShares Core MSCI Emerging Markets ETF	3,760	192,399
iShares Core S&P Total US Stock Market ETF	28,990	1,986,975
iShares Edge MSCI Min Vol EAFE ETF	4,840	363,242
iShares Edge MSCI Min Vol Emerging Markets ETF	1,420	82,871
iShares Edge MSCI Min Vol USA ETF	10,190	651,650

SPDR SSGA US Small Cap Low Volatility Index ETF	1,780	173,568

Total Equity		5,762,826

Fixed Income (46.5%)

iShares Core U.S. Aggregate Bond ETF	27,590	3,121,808
iShares TIPS Bond ETF	6,350	736,981
SPDR Bloomberg Barclays High Yield Bond ETF	3,326	359,840
Vanguard Short-Term Bond ETF	5,450	441,287
Vanguard Total International Bond ETF	6,130	358,544

Total Fixed Income		5,018,460

Total Investments in Securities (99.9%) (Cost $10,076,812)		10,781,286
Other Assets Less Liabilities (0.1%)		9,314

Net Assets (100%)		$10,790,600

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$10,781,286	$—	$—	$10,781,286

Total Assets	$10,781,286	$—	$—	$10,781,286

Total Liabilities	$—	$—	$—	$—

Total	$10,781,286	$—	$—	$10,781,286

The Fund held no derivatives contracts during the year ended October 31, 2019.

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$3,930,342
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,675,005

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$699,905
Aggregate gross unrealized depreciation	(3,299)

Net unrealized appreciation	$696,606

Federal income tax cost of investments in securities and derivative instruments, if applicable	$10,084,680

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value (Cost $10,076,812)	$10,781,286
Cash	35,873
Receivable from investment adviser	10,766
Prepaid registration and filing fees	4,966
Receivable for Fund shares sold	571
Other assets	192

Total assets	10,833,654

LIABILITIES
Transfer agent fees payable	873
Accrued expenses	42,181

Total liabilities	43,054

NET ASSETS	$10,790,600

Net assets were comprised of:
Paid in capital	$9,793,548
Total distributable earnings (loss)	997,052

Net assets	$10,790,600

Class I
Net asset value and redemption price per share, $10,790,600 / 933,014 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.57

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends	$250,424
Interest	1,051

Total income	251,475

EXPENSES
Investment advisory fees	47,602
Professional fees	47,436
Administrative fees	30,005
Printing and mailing expenses	28,947
Registration and filing fees	21,440
Transfer agent fees	9,300
Custodian fees	4,800
Trustees’ fees	814
Miscellaneous	8,985

Gross expenses	199,329
Less: Waiver from investment adviser	(77,607)
Reimbursement from investment adviser	(70,515)

Net expenses	51,207

NET INVESTMENT INCOME (LOSS)	200,268

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	144,290
Net distributions of realized gain received from underlying funds	71

Net realized gain (loss)	144,361

Net change in unrealized appreciation (depreciation) on investments in securities	762,470

NET REALIZED AND UNREALIZED GAIN (LOSS)	906,831

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,107,099

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$200,268	$76,935
Net realized gain (loss)	144,361	29,108
Net change in unrealized appreciation (depreciation)	762,470	(190,498)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,107,099	(84,455)

Distributions to shareholders:
Class I	(142,418)	(49,502)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 364,955 and 511,333 shares, respectively ]	3,974,381	5,469,555
Capital shares issued in reinvestment of dividends [ 9,100 and 0# shares, respectively ]	93,918	2
Capital shares repurchased [ (170,980) and (31,404) shares, respectively ]	(1,901,097)	(342,217)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,167,202	5,127,340

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,131,883	4,993,383
NET ASSETS:
Beginning of year	7,658,717	2,665,334

End of year	$10,790,600	$7,658,717

# Number of shares is less than 0.5.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,				February 27, 2017* to October 31, 2017
Class I	2019		2018
Net asset value, beginning of period	$10.49		$10.66		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.23		0.20		0.12
Net realized and unrealized gain (loss)	1.05		(0.17)		0.54

Total from investment operations	1.28		0.03		0.66

Less distributions:
Dividends from net investment income	(0.15)		(0.18)		—
Distributions from net realized gains	(0.05)		(0.02)		—

Total dividends and distributions	(0.20)		(0.20)		—

Net asset value, end of period	$11.57		$10.49		$10.66

Total return (b)	12.37%		0.24%		6.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,791		$7,659		$2,665
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.54	%(j)	0.53	%(j)	0.53	%(j)
Before waivers and reimbursements (a)(f)	2.09%		3.93%		5.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.10%		1.88%		1.66	%(l)
Before waivers and reimbursements (a)(f)(x)	0.55%		(1.52)%		(3.13	)%(l)
Portfolio turnover rate (z)^	18%		8%		2%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2025 FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

	1 Year	Since Incept.
Fund – Class I Shares*	12.99%	7.78%
S&P Target Date 2025 Index	10.95	7.07

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2025 Fund and the S&P Target Date 2025 Index from 2/27/17 to 10/31/19. The performance of the S&P Target Date 2025 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2019, the gross expense ratio for Class I shares was 3.30%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2020. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 12.99% for the year ended October 31, 2019. The Fund’s benchmark, the S&P Target Date 2025 Index, returned 10.95% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

Fund Highlights

What helped performance during the year?

•	The primary driver of outperformance was the fact that the low volatility tilt of the Fund outperformed the market cap weighted benchmark within both domestic and developed markets equities.

•	Within fixed income, an overweight to intermediate bonds and an underweight to short duration bonds relative to the Fund benchmark added to performance.

What hurt performance during the year?

•	While low volatility benefited domestic and developed markets equities, it was not beneficial within the emerging markets equities as market cap outperformed in that segment of the benchmark.

•	Within domestic equities, a higher allocation to small cap equities relative to the benchmark detracted from performance as large cap equities were the best performer for the period.

•	Having no dedicated position in real estate hurt performance, as the sector was up over 24% for the period.

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2019
Equity	62.8%
Fixed Income	37.2

1290 RETIREMENT 2025 FUND (Unaudited)

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2019
iShares Core U.S. Aggregate Bond ETF	26.8%
iShares Core S&P Total US Stock Market ETF	21.6
iShares Core MSCI EAFE ETF	8.0
iShares Edge MSCI Min Vol USA ETF	7.0
Invesco S&P 500 Low Volatility ETF	7.0
iShares TIPS Bond ETF	5.6
Invesco S&P MidCap Low Volatility ETF	4.0
iShares Edge MSCI Min Vol EAFE ETF	3.9
Invesco S&P International Developed Low Volatility ETF	3.8
Invesco S&P SmallCap Low Volatility ETF	1.9
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class I
Actual	$1,000.00	$1,046.10	$2.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.50	2.74

*  Expenses are equal to the Fund’s Class I shares annualized expense ratio of 0.54%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2025 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (62.8%)
Invesco S&P 500 Low Volatility ETF	23,220	$1,336,775
Invesco S&P Emerging Markets Low Volatility ETF	7,970	184,346
Invesco S&P International Developed Low Volatility ETF	21,240	734,267
Invesco S&P MidCap Low Volatility ETF	14,410	768,773
Invesco S&P SmallCap Low Volatility ETF	7,250	363,950
iShares Core MSCI EAFE ETF	24,320	1,537,754
iShares Core MSCI Emerging Markets ETF	7,030	359,725
iShares Core S&P Total US Stock Market ETF	60,670	4,158,322
iShares Edge MSCI Min Vol EAFE ETF	9,940	745,997
iShares Edge MSCI Min Vol Emerging Markets ETF	2,960	172,746
iShares Edge MSCI Min Vol USA ETF	21,110	1,349,984

SPDR SSGA US Small Cap Low Volatility Index ETF	3,600	351,036

Total Equity		12,063,675

Fixed Income (37.3%)
iShares Core U.S. Aggregate Bond ETF	45,520	5,150,588
iShares TIPS Bond ETF	9,300	1,079,358
SPDR Bloomberg Barclays High Yield Bond ETF	2,726	294,926
Vanguard Short-Term Bond ETF	4,450	360,317
Vanguard Total International Bond ETF	4,570	267,299

Total Fixed Income		7,152,488

Total Investments in Securities (100.1%) (Cost $18,013,339)		19,216,163
Other Assets Less Liabilities (-0.1%)		(13,778)

Net Assets (100%)		$19,202,385

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$19,216,163	$—	$—	$19,216,163

Total Assets	$19,216,163	$—	$—	$19,216,163

Total Liabilities	$—	$—	$—	$—

Total	$19,216,163	$—	$—	$19,216,163

The Fund held no derivatives contracts during the year ended October 31, 2019.

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$10,938,238
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,629,674

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2025 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,186,330
Aggregate gross unrealized depreciation	(6,128)

Net unrealized appreciation	$1,180,202

Federal income tax cost of investments in securities and derivative instruments, if applicable	$18,035,961

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2025 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value (Cost $18,013,339)	$19,216,163
Cash	8,347
Receivable from investment adviser	13,370
Prepaid registration and filing fees	5,352
Receivable for Fund shares sold	3,545
Dividends, interest and other receivables	224
Other assets	392

Total assets	19,247,393

LIABILITIES
Transfer agent fees payable	913
Accrued expenses	44,095

Total liabilities	45,008

NET ASSETS	$19,202,385

Net assets were comprised of:
Paid in capital	$17,425,923
Total distributable earnings (loss)	1,776,462

Net assets	$19,202,385

Class I
Net asset value and redemption price per share, $19,202,385 / 1,625,687 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.81

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends	$398,258
Interest	1,278

Total income	399,536

EXPENSES
Investment advisory fees	79,095
Professional fees	53,937
Printing and mailing expenses	36,609
Administrative fees	30,008
Registration and filing fees	21,837
Transfer agent fees	9,340
Custodian fees	5,400
Trustees’ fees	1,324
Miscellaneous	11,924

Gross expenses	249,474
Less: Waiver from investment adviser	(109,103)
Reimbursement from investment adviser	(55,016)

Net expenses	85,355

NET INVESTMENT INCOME (LOSS)	314,181

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	326,586
Net distributions of realized gain received from underlying funds	71

Net realized gain (loss)	326,657

Net change in unrealized appreciation (depreciation) on investments in securities	1,336,178

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,662,835

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,977,016

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$314,181	$99,645
Net realized gain (loss)	326,657	25,293
Net change in unrealized appreciation (depreciation)	1,336,178	(289,343)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,977,016	(164,405)

Distributions to shareholders:
Class I	(176,541)	(49,002)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 1,042,196 and 736,783 shares, respectively ]	11,528,327	8,015,082
Capital shares issued in reinvestment of dividends [ 12,850 and 0# shares, respectively ]	134,540	2
Capital shares repurchased [ (397,479) and (18,673) shares, respectively ]	(4,546,482)	(204,206)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	7,116,385	7,810,878

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,916,860	7,597,471
NET ASSETS:
Beginning of year	10,285,525	2,688,054

End of year	$19,202,385	$10,285,525

# Number of shares is less than 0.5.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2025 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,				February 27, 2017* to October 31, 2017
Class I	2019		2018
Net asset value, beginning of period	$10.62		$10.75		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.21		0.11
Net realized and unrealized gain (loss)	1.14		(0.14)		0.64

Total from investment operations	1.36		0.07		0.75

Less distributions:
Dividends from net investment income	(0.14)		(0.18)		—
Distributions from net realized gains	(0.03)		(0.02)		—

Total dividends and distributions	(0.17)		(0.20)		—

Net asset value, end of period	$11.81		$10.62		$10.75

Total return (b)	12.99%		0.60%		7.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$19,202		$10,286		$2,688
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.54	%(j)	0.54	%(j)	0.53	%(j)
Before waivers and reimbursements (a)(f)	1.58%		3.23%		5.30%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.99%		1.91%		1.62	%(l)
Before waivers and reimbursements (a)(f)(x)	0.95%		(0.79)%		(3.15	)%(l)
Portfolio turnover rate (z)^	23%		4%		2%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2030 FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

	1 Year	Since Incept.
Fund – Class I Shares*	13.56%	8.21%
S&P Target Date 2030 Index	11.27	7.55

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2030 Fund and the S&P Target Date 2030 Index from 2/27/17 to 10/31/19. The performance of the S&P Target Date 2030 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2019, the gross expense ratio for Class I shares was 4.76%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2020. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 13.56% for the year ended October 31, 2019. The Fund’s benchmark, the S&P Target Date 2030 Index, returned 11.27% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

Fund Highlights

What helped performance during the year?

•	The primary driver of outperformance was the fact that the low volatility tilt of the Fund outperformed the market cap weighted benchmark within both domestic and developed markets equities.

•	Having no exposure to short duration bonds relative to the benchmark contributed to performance.

What hurt performance during the year?

•	While low volatility benefited domestic and developed markets equities, it was not beneficial within the emerging markets equities as market cap outperformed in that segment of the benchmark.

•	Within domestic equities, a higher allocation to small cap equities relative to the benchmark detracted from performance as large cap equities were the best performer for the period.

•	Having no dedicated position in real estate hurt performance, as the sector was up over 24% for the period.

1290 RETIREMENT 2030 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2019
Equity	71.5%
Fixed Income	28.5

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2019
iShares Core S&P Total US Stock Market ETF	24.5%
iShares Core U.S. Aggregate Bond ETF	24.4
iShares Core MSCI EAFE ETF	9.2
Invesco S&P 500 Low Volatility ETF	7.9
iShares Edge MSCI Min Vol USA ETF	7.9
iShares Edge MSCI Min Vol EAFE ETF	4.6
Invesco S&P International Developed Low Volatility ETF	4.6
Invesco S&P MidCap Low Volatility ETF	4.5
iShares TIPS Bond ETF	4.1
Invesco S&P SmallCap Low Volatility ETF	2.1
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class I
Actual	$1,000.00	$1,047.60	$2.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.49	2.74

*  Expenses are equal to the Fund’s Class I shares annualized expense ratio of 0.54%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2030 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (71.1%)
Invesco S&P 500 Low Volatility ETF	9,200	$529,644
Invesco S&P Emerging Markets Low Volatility ETF	3,110	71,934
Invesco S&P International Developed Low Volatility ETF	8,910	308,019
Invesco S&P MidCap Low Volatility ETF	5,610	299,294
Invesco S&P SmallCap Low Volatility ETF	2,860	143,572
iShares Core MSCI EAFE ETF	9,700	613,331
iShares Core MSCI Emerging Markets ETF	2,770	141,741
iShares Core S&P Total US Stock Market ETF	23,860	1,635,364
iShares Edge MSCI Min Vol EAFE ETF	4,110	308,455

iShares Edge MSCI Min Vol Emerging Markets ETF	1,070	62,445
iShares Edge MSCI Min Vol USA ETF	8,250	527,588
SPDR SSGA US Small Cap Low Volatility Index ETF	1,420	138,464

Total Equity		4,779,851

Fixed Income (28.3%)
iShares Core U.S. Aggregate Bond ETF	14,420	1,631,623
iShares TIPS Bond ETF	2,350	272,741

Total Fixed Income		1,904,364

Total Investments in Securities (99.4%) (Cost $6,071,368)		6,684,215
Other Assets Less Liabilities (0.6%)		40,020

Net Assets (100%)		$6,724,235

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$6,684,215	$—	$—	$6,684,215

Total Assets	$6,684,215	$—	$—	$6,684,215

Total Liabilities	$—	$—	$—	$—

Total	$6,684,215	$—	$—	$6,684,215

The Fund held no derivatives contracts during the year ended October 31, 2019.

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,112,981
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$259,884

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2030 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$612,529
Aggregate gross unrealized depreciation	(334)

Net unrealized appreciation	$612,195

Federal income tax cost of investments in securities and derivative instruments, if applicable	$6,072,020

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2030 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value (Cost $6,071,368)	$6,684,215
Cash	65,556
Receivable from investment adviser	10,042
Prepaid registration and filing fees	4,696
Receivable for Fund shares sold	1,590
Dividends, interest and other receivables	31
Other assets	106

Total assets	6,766,236

LIABILITIES
Transfer agent fees payable	913
Accrued expenses	41,088

Total liabilities	42,001

NET ASSETS	$6,724,235

Net assets were comprised of:
Paid in capital	$6,020,357
Total distributable earnings (loss)	703,878

Net assets	$6,724,235

Class I
Net asset value and redemption price per share, $6,724,235 / 565,680 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.89

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends	$132,737
Interest	730

Total income	133,467

EXPENSES
Professional fees	43,113
Administrative fees	30,013
Investment advisory fees	26,513
Printing and mailing expenses	24,810
Registration and filing fees	21,160
Transfer agent fees	9,340
Custodian fees	4,400
Trustees’ fees	451
Miscellaneous	6,679

Gross expenses	166,479
Less: Waiver from investment adviser	(56,526)
Reimbursement from investment adviser	(81,454)

Net expenses	28,499

NET INVESTMENT INCOME (LOSS)	104,968

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	19,025
Net change in unrealized appreciation (depreciation) on investments in securities	544,946

NET REALIZED AND UNREALIZED GAIN (LOSS)	563,971

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$668,939

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$104,968	$58,197
Net realized gain (loss)	19,025	13,651
Net change in unrealized appreciation (depreciation)	544,946	(103,899)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	668,939	(32,051)

Distributions to shareholders:
Class I	(88,204)	(46,752)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 189,006 and 154,723 shares, respectively ]	2,128,791	1,706,177
Capital shares issued in reinvestment of dividends [ 3,168 and 0# shares, respectively ]	33,204	2
Capital shares repurchased [ (26,204) and (5,023) shares, respectively ]	(291,050)	(56,090)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,870,945	1,650,089

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,451,680	1,571,286
NET ASSETS:
Beginning of year	4,272,555	2,701,269

End of year	$6,724,235	$4,272,555

# Number of shares is less than 0.5.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2030 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,				February 27, 2017* to October 31, 2017
Class I	2019		2018
Net asset value, beginning of period	$10.69		$10.80		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.20		0.11
Net realized and unrealized gain (loss)	1.20		(0.12)		0.69

Total from investment operations	1.42		0.08		0.80

Less distributions:
Dividends from net investment income	(0.18)		(0.18)		—
Distributions from net realized gains	(0.04)		(0.01)		—

Total dividends and distributions	(0.22)		(0.19)		—

Net asset value, end of period	$11.89		$10.69		$10.80

Total return (b)	13.56%		0.70%		8.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,724		$4,273		$2,701
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.54	%(j)	0.54	%(j)	0.53	%(j)
Before waivers and reimbursements (a)(f)	3.14%		4.74%		5.27%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.98%		1.78%		1.59	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.62)%		(2.41)%		(3.15	)%(l)
Portfolio turnover rate (z)^	5%		3%		1%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2035 FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

	1 Year	Since Incept.
Fund – Class I Shares*	13.61%	8.49%
S&P Target Date 2035 Index	11.52	7.98

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2035 Fund and the S&P Target Date 2035 Index from 2/27/17 to 10/31/19. The performance of the S&P Target Date 2035 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2019, the gross expense ratio for Class I shares was 4.00%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2020. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 13.61% for the year ended October 31, 2019. The Fund’s benchmark, the S&P Target Date 2035 Index, returned 11.52% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

Fund Highlights

What helped performance during the year?

•	The primary driver of outperformance was the fact that the low volatility tilt of the Fund outperformed the market cap weighted benchmark within both domestic and developed markets equities.

•	Having no exposure to short duration bonds relative to the benchmark contributed to performance.

What hurt performance during the year?

•	While low volatility benefited domestic and developed markets equities, it was not beneficial within the emerging markets equities as market cap outperformed in that segment of the benchmark.

•	Within domestic equities, a higher allocation to small cap equities relative to the benchmark detracted from performance as large cap equities were the best performer for the period.

•	Having no dedicated position in real estate hurt performance, as the sector was up over 24% for the period.

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2019
Equity	76.4%
Fixed Income	23.6

1290 RETIREMENT 2035 FUND (Unaudited)

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2019
iShares Core S&P Total US Stock Market ETF	26.4%
iShares Core U.S. Aggregate Bond ETF	20.1
iShares Core MSCI EAFE ETF	9.7
iShares Edge MSCI Min Vol USA ETF	8.6
Invesco S&P 500 Low Volatility ETF	8.3
iShares Edge MSCI Min Vol EAFE ETF	4.9
Invesco S&P International Developed Low Volatility ETF	4.8
Invesco S&P MidCap Low Volatility ETF	4.8
iShares TIPS Bond ETF	3.6
SPDR SSGA US Small Cap Low Volatility Index ETF	2.2
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class I
Actual	$1,000.00	$1,047.00	$2.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.51	2.72

*  Expenses are equal to the Fund’s Class I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2035 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (75.9%)
Invesco S&P 500 Low Volatility ETF	12,020	$691,991
Invesco S&P Emerging Markets Low Volatility ETF	3,540	81,880
Invesco S&P International Developed Low Volatility ETF	11,630	402,049
Invesco S&P MidCap Low Volatility ETF	7,470	398,525
Invesco S&P SmallCap Low Volatility ETF	3,650	183,230
iShares Core MSCI EAFE ETF	12,800	809,344
iShares Core MSCI Emerging Markets ETF	3,600	184,212
iShares Core S&P Total US Stock Market ETF	32,030	2,195,336
iShares Edge MSCI Min Vol EAFE ETF	5,420	406,771
iShares Edge MSCI Min Vol Emerging Markets ETF	1,650	96,294
iShares Edge MSCI Min Vol USA ETF	11,180	714,961

SPDR SSGA US Small Cap Low Volatility Index ETF	1,910	186,244

Total Equity		6,350,837

Fixed Income (23.5%)
iShares Core U.S. Aggregate Bond ETF	14,750	1,668,962
iShares TIPS Bond ETF	2,560	297,114

Total Fixed Income		1,966,076

Total Exchange Traded Funds (99.4%) (Cost $7,607,235)		8,316,913

SHORT-TERM INVESTMENT:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, IM Shares	2,730	2,732

Total Short-Term Investment (0.0%) (Cost $2,732)		2,732

Total Investments in Securities (99.4%) (Cost $7,609,967)		8,319,645
Other Assets Less Liabilities (0.6%)		49,828

Net Assets (100%)		$8,369,473

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$8,316,913	$—	$—	$8,316,913
Short-Term Investment
Investment Company	2,732	—	—	2,732

Total Assets	$8,319,645	$—	$—	$8,319,645

Total Liabilities	$—	$—	$—	$—

Total	$8,319,645	$—	$—	$8,319,645

The Fund held no derivatives contracts during the year ended October 31, 2019.

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,906,041
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$951,074

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2035 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$710,987
Aggregate gross unrealized depreciation	(2,839)

Net unrealized appreciation	$708,148

Federal income tax cost of investments in securities and derivative instruments, if applicable	$7,611,497

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2035 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value (Cost $7,609,967)	$8,319,645
Cash	75,000
Receivable from investment adviser	10,241
Prepaid registration and filing fees	4,831
Receivable for Fund shares sold	2,019
Dividends, interest and other receivables	38
Other assets	143

Total assets	8,411,917

LIABILITIES
Transfer agent fees payable	913
Accrued expenses	41,531

Total liabilities	42,444

NET ASSETS	$8,369,473

Net assets were comprised of:
Paid in capital	$7,494,473
Total distributable earnings (loss)	875,000

Net assets	$8,369,473

Class I
Net asset value and redemption price per share, $8,369,473 / 695,906 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.03

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends	$182,150
Interest	1,036

Total income	183,186

EXPENSES
Professional fees	45,203
Investment advisory fees	36,342
Administrative fees	30,019
Printing and mailing expenses	26,732
Registration and filing fees	21,378
Transfer agent fees	9,340
Custodian fees	4,375
Trustees’ fees	635
Miscellaneous	8,100

Gross expenses	182,124
Less: Waiver from investment adviser	(66,361)
Reimbursement from investment adviser	(76,803)

Net expenses	38,960

NET INVESTMENT INCOME (LOSS)	144,226

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	63,099
Net change in unrealized appreciation (depreciation) on investments in securities	696,566

NET REALIZED AND UNREALIZED GAIN (LOSS)	759,665

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$903,891

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$144,226	$70,735
Net realized gain (loss)	63,099	10,917
Net change in unrealized appreciation (depreciation)	696,566	(169,314)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	903,891	(87,662)

Distributions to shareholders:
Class I	(107,092)	(46,752)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 166,637 and 372,084 shares, respectively ]	1,919,697	4,119,218
Capital shares issued in reinvestment of dividends [ 6,075 and 0# shares, respectively ]	64,342	2
Capital shares repurchased [ (98,499) and (401) shares, respectively ]	(1,103,345)	(4,509)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	880,694	4,114,711

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,677,493	3,980,297
NET ASSETS:
Beginning of year	6,691,980	2,711,683

End of year	$8,369,473	$6,691,980

# Number of shares is less than 0.5.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2035 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,				February 27, 2017* to October 31, 2017
Class I	2019		2018
Net asset value, beginning of period	$10.76		$10.85		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.19		0.11
Net realized and unrealized gain (loss)	1.23		(0.09)		0.74

Total from investment operations	1.45		0.10		0.85

Less distributions:
Dividends from net investment income	(0.16)		(0.18)		—
Distributions from net realized gains	(0.02)		(0.01)		—

Total dividends and distributions	(0.18)		(0.19)		—

Net asset value, end of period	$12.03		$10.76		$10.85

Total return (b)	13.61%		0.88%		8.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,369		$6,692		$2,712
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.54	%(j)	0.53	%(j)	0.53	%(j)
Before waivers and reimbursements (a)(f)	2.50%		3.95%		5.28%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.98%		1.73%		1.58	%(l)
Before waivers and reimbursements (a)(f)(x)	0.01%		(1.68)%		(3.17	)%(l)
Portfolio turnover rate (z)^	13%		2%		1%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2040 FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

	1 Year	Since Incept.
Fund – Class I Shares*	13.79%	8.86%
S&P Target Date 2040 Index	11.69	8.28

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2040 Fund and the S&P Target Date 2040 Index from 2/27/17 to 10/31/19. The performance of the S&P Target Date 2040 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2019, the gross expense ratio for Class I shares was 5.31%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2020. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 13.79% for the year ended October 31, 2019. The Fund’s benchmark, the S&P Target Date 2040 Index, returned 11.69% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

Fund Highlights

What helped performance during the year?

•	The primary driver of outperformance was the fact that the low volatility tilt of the Fund outperformed the market cap weighted benchmark within both domestic and developed markets equities.

•	Having no exposure to short duration bonds relative to the benchmark contributed to performance.

What hurt performance during the year?

•	While low volatility benefited domestic and developed markets equities, it was not beneficial within the emerging markets equities as market cap outperformed in that segment of the benchmark.

•	Within domestic equities, a higher allocation to small cap equities relative to the benchmark detracted from performance as large cap equities were the best performer for the period.

•	Having no dedicated position in real estate hurt performance, as the sector was up over 24% for the period.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2019
Equity	81.3%
Fixed Income	18.7

1290 RETIREMENT 2040 FUND (Unaudited)

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2019
iShares Core S&P Total US Stock Market ETF	28.4%
iShares Core U.S. Aggregate Bond ETF	15.9
iShares Core MSCI EAFE ETF	10.2
iShares Edge MSCI Min Vol USA ETF	9.3
Invesco S&P 500 Low Volatility ETF	9.2
iShares Edge MSCI Min Vol EAFE ETF	5.1
Invesco S&P International Developed Low Volatility ETF	5.0
Invesco S&P MidCap Low Volatility ETF	5.0
iShares TIPS Bond ETF	2.8
Invesco S&P SmallCap Low Volatility ETF	2.3
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class I
Actual	$1,000.00	$1,046.00	$2.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.53	2.71

*  Expenses are equal to the Fund’s Class I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2040 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (81.6%)
Invesco S&P 500 Low Volatility ETF	6,450	$371,327
Invesco S&P Emerging Markets Low Volatility ETF	1,980	45,797
Invesco S&P International Developed Low Volatility ETF	5,840	201,889
Invesco S&P MidCap Low Volatility ETF	3,760	200,596
Invesco S&P SmallCap Low Volatility ETF	1,850	92,870
iShares Core MSCI EAFE ETF	6,470	409,098
iShares Core MSCI Emerging Markets ETF	1,750	89,548
iShares Core S&P Total US Stock Market ETF	16,640	1,140,506
iShares Edge MSCI Min Vol EAFE ETF	2,720	204,136
iShares Edge MSCI Min Vol Emerging Markets ETF	810	47,272
iShares Edge MSCI Min Vol USA ETF	5,850	374,107
SPDR SSGA US Small Cap Low Volatility Index ETF	940	91,659

Total Equity		3,268,805

Fixed Income (18.8%)
iShares Core U.S. Aggregate Bond ETF	5,660	640,429
iShares TIPS Bond ETF	970	112,578

Total Fixed Income		753,007

Total Investments in Securities (100.4%) (Cost $3,511,813)		4,021,812
Other Assets Less Liabilities (-0.4%)		(16,377)

Net Assets (100%)		$4,005,435

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$4,021,812	$—	$—	$4,021,812

Total Assets	$4,021,812	$—	$—	$4,021,812

Total Liabilities	$—	$—	$—	$—

Total	$4,021,812	$—	$—	$4,021,812

The Fund held no derivatives contracts during the year ended October 31, 2019.

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$837,617
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$94,930

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2040 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$509,834
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$509,834

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,511,978

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2040 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value (Cost $3,511,813)	$4,021,812
Cash	9,223
Receivable from investment adviser	9,413
Prepaid registration and filing fees	4,570
Receivable for Fund shares sold	1,173
Dividends, interest and other receivables	12
Other assets	40

Total assets	4,046,243

LIABILITIES
Accrued professional fees	31,205
Transfer agent fees payable	909
Accrued expenses	8,694

Total liabilities	40,808

NET ASSETS	$4,005,435

Net assets were comprised of:
Paid in capital	$3,446,829
Total distributable earnings (loss)	558,606

Net assets	$4,005,435

Class I
Net asset value and redemption price per share, $4,005,435 / 332,367 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.05

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends	$81,587
Interest	472

Total income	82,059

EXPENSES
Professional fees	40,989
Administrative fees	30,011
Printing and mailing expenses	22,406
Registration and filing fees	21,017
Investment advisory fees	16,445
Transfer agent fees	9,440
Custodian fees	4,270
Trustees’ fees	285
Miscellaneous	5,623

Gross expenses	150,486
Less: Waiver from investment adviser	(46,456)
Reimbursement from investment adviser	(86,559)

Net expenses	17,471

NET INVESTMENT INCOME (LOSS)	64,588

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	6,331
Net change in unrealized appreciation (depreciation) on investments in securities	351,616

NET REALIZED AND UNREALIZED GAIN (LOSS)	357,947

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$422,535

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$64,588	$51,108
Net realized gain (loss)	6,331	12,319
Net change in unrealized appreciation (depreciation)	351,616	(34,838)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	422,535	28,589

Distributions to shareholders:
Class I	(68,399)	(47,002)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 71,724 and 18,938 shares, respectively ]	832,237	211,909
Capital shares issued in reinvestment of dividends [ 557 and 0# shares, respectively ]	5,899	2
Capital shares repurchased [ (8,837) and (25) shares, respectively ]	(102,332)	(286)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	735,804	211,625

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,089,940	193,212
NET ASSETS:
Beginning of year	2,915,495	2,722,283

End of year	$4,005,435	$2,915,495

# Number of shares is less than 0.5.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2040 FUND

FINANCIAL HIGHLIGHTS

Class I	Year Ended October 31,				February 27, 2017* to October 31, 2017
	2019		2018
Net asset value, beginning of period	$10.84		$10.89		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.20		0.11
Net realized and unrealized gain (loss)	1.24		(0.06)		0.78

Total from investment operations	1.46		0.14		0.89

Less distributions:
Dividends from net investment income	(0.20)		(0.18)		—
Distributions from net realized gains	(0.05)		(0.01)		—

Total dividends and distributions	(0.25)		(0.19)		—

Net asset value, end of period	$12.05		$10.84		$10.89

Total return (b)	13.79%		1.26%		8.90%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,005		$2,915		$2,722
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.53	%(j)	0.53	%(j)	0.53	%(j)
Before waivers and reimbursements (a)(f)	4.57%		5.31%		5.28%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.96%		1.80%		1.57	%(l)
Before waivers and reimbursements (a)(f)(x)	(2.08)%		(2.99)%		(3.18	)%(l)
Portfolio turnover rate (z)^	3%		2%		1%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2045 FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

	1 Year	Since Incept.
Fund – Class I Shares*	13.85%	9.14%
S&P Target Date 2045 Index	11.79	8.43

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2045 Fund and the S&P Target Date 2045 Index from 2/27/17 to 10/31/19. The performance of the S&P Target Date 2045 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2019, the gross expense ratio for Class I shares was 4.95%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2020. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 13.85% for the year ended October 31, 2019. The Fund’s benchmark, the S&P Target Date 2045 Index, returned 11.79% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

Fund Highlights

What helped performance during the year?

•	The primary driver of outperformance was the fact that the low volatility tilt of the Fund outperformed the market cap weighted benchmark within both domestic and developed markets equities.

•	Having no exposure to short duration bonds relative to the benchmark contributed to performance.

What hurt performance during the year?

•	While low volatility benefited domestic and developed markets equities, it was not beneficial within the emerging markets equities as market cap outperformed in that segment of the benchmark.

•	Within domestic equities, a higher allocation to small cap equities relative to the benchmark detracted from performance as large cap equities were the best performer for the period.

•	Having no dedicated position in real estate hurt performance, as the sector was up over 24% for the period.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2019
Equity	86.2%
Fixed Income	13.8

1290 RETIREMENT 2045 FUND (Unaudited)

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2019
iShares Core S&P Total US Stock Market ETF	30.2%
iShares Core U.S. Aggregate Bond ETF	11.7
iShares Core MSCI EAFE ETF	10.7
Invesco S&P 500 Low Volatility ETF	9.9
iShares Edge MSCI Min Vol USA ETF	9.8
Invesco S&P International Developed Low Volatility ETF	5.3
iShares Edge MSCI Min Vol EAFE ETF	5.3
Invesco S&P MidCap Low Volatility ETF	5.2
iShares Core MSCI Emerging Markets ETF	2.5
Invesco S&P SmallCap Low Volatility ETF	2.5
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class I
Actual	$1,000.00	$1,045.50	$2.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.54	2.69

*  Expenses are equal to the Fund’s Class I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2045 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (85.1%)
Invesco S&P 500 Low Volatility ETF	9,600	$552,672
Invesco S&P Emerging Markets Low Volatility ETF	2,860	66,152
Invesco S&P International Developed Low Volatility ETF	8,550	295,574
Invesco S&P MidCap Low Volatility ETF	5,450	290,758
Invesco S&P SmallCap Low Volatility ETF	2,740	137,548
iShares Core MSCI EAFE ETF	9,440	596,891
iShares Core MSCI Emerging Markets ETF	2,720	139,182
iShares Core S&P Total US Stock Market ETF	24,510	1,679,915
iShares Edge MSCI Min Vol EAFE ETF	3,890	291,944
iShares Edge MSCI Min Vol Emerging Markets ETF	1,160	67,698
iShares Edge MSCI Min Vol USA ETF	8,490	542,935
SPDR SSGA US Small Cap Low Volatility Index ETF	1,360	132,614

Total Equity		4,793,883

Fixed Income (13.6%)
iShares Core U.S. Aggregate Bond ETF	5,770	652,876
iShares TIPS Bond ETF	990	114,899

Total Fixed Income		767,775

Total Investments in Securities (98.7%) (Cost $4,912,012)		5,561,658
Other Assets Less Liabilities (1.3%)		73,206

Net Assets (100%)		$5,634,864

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$5,561,658	$—	$—	$5,561,658

Total Assets	$5,561,658	$—	$—	$5,561,658

Total Liabilities	$—	$—	$—	$—

Total	$5,561,658	$—	$—	$5,561,658

The Fund held no derivatives contracts during the year ended October 31, 2019.

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,265,523
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$32,651

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$649,967
Aggregate gross unrealized depreciation	(767)

Net unrealized appreciation	$649,200

Federal income tax cost of investments in securities and derivative instruments, if applicable	$4,912,458

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2045 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value (Cost $4,912,012)	$5,561,658
Cash	32,161
Receivable for Fund shares sold	67,735
Receivable from investment adviser	9,879
Prepaid registration and filing fees	4,649
Other assets	71

Total assets	5,676,153

LIABILITIES
Accrued professional fees	31,526
Transfer agent fees payable	798
Accrued expenses	8,965

Total liabilities	41,289

NET ASSETS	$5,634,864

Net assets were comprised of:
Paid in capital	$4,919,860
Total distributable earnings (loss)	715,004

Net assets	$5,634,864

Class I
Net asset value and redemption price per share, $5,634,864 / 462,585 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.18

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends	$114,182
Interest	744

Total income	114,926

EXPENSES
Professional fees	42,383
Administrative fees	30,005
Printing and mailing expenses	24,445
Investment advisory fees	23,006
Registration and filing fees	21,116
Transfer agent fees	9,350
Custodian fees	4,530
Trustees’ fees	396
Miscellaneous	6,276

Gross expenses	161,507
Less: Waiver from investment adviser	(53,011)
Reimbursement from investment adviser	(84,152)

Net expenses	24,344

NET INVESTMENT INCOME (LOSS)	90,582

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	422
Net change in unrealized appreciation (depreciation) on investments in securities	506,810

NET REALIZED AND UNREALIZED GAIN (LOSS)	507,232

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$597,814

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$90,582	$55,392
Net realized gain (loss)	422	11,861
Net change in unrealized appreciation (depreciation)	506,810	(61,892)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	597,814	5,361

Distributions to shareholders:
Class I	(75,322)	(47,142)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 117,575 and 100,702 shares, respectively ]	1,356,581	1,134,558
Capital shares issued in reinvestment of dividends [ 2,113 and 13 shares, respectively ]	22,572	143
Capital shares repurchased [ (8,569) and (9) shares, respectively ]	(100,710)	(101)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,278,443	1,134,600

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,800,935	1,092,819
NET ASSETS:
Beginning of year	3,833,929	2,741,110

End of year	$5,634,864	$3,833,929

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2045 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,				February 27, 2017* to October 31, 2017
Class I	2019		2018
Net asset value, beginning of period	$10.91		$10.93		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.23		0.20		0.11
Net realized and unrealized gain (loss)	1.25		(0.03)		0.82

Total from investment operations	1.48		0.17		0.93

Less distributions:
Dividends from net investment income	(0.18)		(0.18)		—
Distributions from net realized gains	(0.03)		(0.01)		—

Total dividends and distributions	(0.21)		(0.19)		—

Net asset value, end of period	$12.18		$10.91		$10.93

Total return (b)	13.85%		1.53%		9.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,635		$3,834		$2,741
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.53	%(j)	0.53	%(j)	0.52	%(j)
Before waivers and reimbursements (a)(f)	3.51%		4.91%		5.29%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.97%		1.76%		1.55	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.01)%		(2.62)%		(3.22	)%(l)
Portfolio turnover rate (z)^	1%		2%		1%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2050 FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

	1 Year	Since Incept.
Fund – Class I Shares*	14.18%	9.48%
S&P Target Date 2050 Index	11.77	8.53

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2050 Fund and the S&P Target Date 2050 Index from 2/27/17 to 10/31/19. The performance of the S&P Target Date 2050 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2019, the gross expense ratio for Class I shares was 5.21%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2020. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 14.18% for the year ended October 31, 2019. The Fund’s benchmark, the S&P Target Date 2050 Index, returned 11.77% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

Fund Highlights

What helped performance during the year?

•	The primary driver of outperformance was the fact that the low volatility tilt of the Fund outperformed the market cap weighted benchmark within both domestic and developed markets equities.

•	Having no exposure to short duration bonds relative to the benchmark contributed to performance.

What hurt performance during the year?

•	While low volatility benefited domestic and developed markets equities, it was not beneficial within the emerging markets equities as market cap outperformed in that segment of the benchmark.

•	Within domestic equities, a higher allocation to small cap equities relative to the benchmark detracted from performance as large cap equities were the best performer for the period.

•	Having no dedicated position in real estate hurt performance, as the sector was up over 24% for the period.

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2019
Equity	91.2%
Fixed Income	8.8

1290 RETIREMENT 2050 FUND (Unaudited)

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2019
iShares Core S&P Total US Stock Market ETF	32.0%
iShares Core MSCI EAFE ETF	11.3
iShares Edge MSCI Min Vol USA ETF	10.6
Invesco S&P 500 Low Volatility ETF	10.4
iShares Core U.S. Aggregate Bond ETF	7.6
Invesco S&P MidCap Low Volatility ETF	5.6
Invesco S&P International Developed Low Volatility ETF	5.6
iShares Edge MSCI Min Vol EAFE ETF	5.6
iShares Core MSCI Emerging Markets ETF	2.6
SPDR SSGA US Small Cap Low Volatility Index ETF	2.5
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class I
Actual	$1,000.00	$1,045.30	$2.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.56	2.68

*  Expenses are equal to the Fund’s Class I shares annualized expense ratio of 0.52%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2050 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (91.0%)
Invesco S&P 500 Low Volatility ETF	6,770	$389,749
Invesco S&P Emerging Markets Low Volatility ETF	1,990	46,029
Invesco S&P International Developed Low Volatility ETF	6,030	208,457
Invesco S&P MidCap Low Volatility ETF	3,920	209,132
Invesco S&P SmallCap Low Volatility ETF	1,850	92,870
iShares Core MSCI EAFE ETF	6,710	424,273
iShares Core MSCI Emerging Markets ETF	1,900	97,223
iShares Core S&P Total US Stock Market ETF	17,470	1,197,394
iShares Edge MSCI Min Vol EAFE ETF	2,770	207,888
iShares Edge MSCI Min Vol Emerging Markets ETF	810	47,272
iShares Edge MSCI Min Vol USA ETF	6,170	394,571
SPDR SSGA US Small Cap Low Volatility Index ETF	970	94,585

Total Equity		3,409,443

Fixed Income (8.8%)
iShares Core U.S. Aggregate Bond ETF	2,510	284,007
iShares TIPS Bond ETF	400	46,424

Total Fixed Income		330,431

Total Investments in Securities (99.8%) (Cost $3,180,657)		3,739,874
Other Assets Less Liabilities (0.2%)		6,775

Net Assets (100%)		$3,746,649

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$3,739,874	$—	$—	$3,739,874

Total Assets	$3,739,874	$—	$—	$3,739,874

Total Liabilities	$—	$—	$—	$—

Total	$3,739,874	$—	$—	$3,739,874

The Fund held no derivatives contracts during the year ended October 31, 2019.

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$371,773
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$77,070

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2050 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$559,217
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$559,217

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,180,657

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2050 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value (Cost $3,180,657)	$3,739,874
Cash	32,293
Receivable from investment adviser	9,562
Prepaid registration and filing fees	4,564
Receivable for Fund shares sold	1,118
Other assets	40

Total assets	3,787,451

LIABILITIES
Accrued professional fees	31,139
Transfer agent fees payable	915
Accrued expenses	8,748

Total liabilities	40,802

NET ASSETS	$3,746,649

Net assets were comprised of:
Paid in capital	$3,139,768
Total distributable earnings (loss)	606,881

Net assets	$3,746,649

Class I
Net asset value and redemption price per share, $3,746,649 / 306,153 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.24

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends	$82,403
Interest	498

Total income	82,901

EXPENSES
Professional fees	41,056
Administrative fees	30,004
Printing and mailing expenses	22,557
Registration and filing fees	21,039
Investment advisory fees	16,692
Transfer agent fees	9,140
Custodian fees	4,175
Trustees’ fees	294
Miscellaneous	5,821

Gross expenses	150,778
Less: Waiver from investment adviser	(46,696)
Reimbursement from investment adviser	(86,568)

Net expenses	17,514

NET INVESTMENT INCOME (LOSS)	65,387

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	6,188
Net change in unrealized appreciation (depreciation) on investments in securities	370,029

NET REALIZED AND UNREALIZED GAIN (LOSS)	376,217

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$441,604

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$65,387	$51,919
Net realized gain (loss)	6,188	12,718
Net change in unrealized appreciation (depreciation)	370,029	(26,033)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	441,604	38,604

Distributions to shareholders:
Class I	(70,591)	(47,252)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 29,945 and 29,754 shares, respectively ]	343,550	335,197
Capital shares issued in reinvestment of dividends [ 756 and 0# shares, respectively ]	8,091	2
Capital shares repurchased [ (4,097) and (214) shares, respectively ]	(44,001)	(2,461)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	307,640	332,738

TOTAL INCREASE (DECREASE) IN NET ASSETS	678,653	324,090
NET ASSETS:
Beginning of year	3,067,996	2,743,906

End of year	$3,746,649	$3,067,996

# Number of shares is less than 0.5.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2050 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,				February 27, 2017* to October 31, 2017
Class I	2019		2018
Net asset value, beginning of period	$10.97		$10.98		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.20		0.11
Net realized and unrealized gain (loss)	1.30		(0.02)		0.87

Total from investment operations	1.52		0.18		0.98

Less distributions:
Dividends from net investment income	(0.20)		(0.18)		—
Distributions from net realized gains	(0.05)		(0.01)		—

Total dividends and distributions	(0.25)		(0.19)		—

Net asset value, end of period	$12.24		$10.97		$10.98

Total return (b)	14.18%		1.63%		9.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,747		$3,068		$2,744
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.52	%(j)	0.52	%(j)	0.52	%(j)
Before waivers and reimbursements (a)(f)	4.52%		5.20%		5.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.96%		1.77%		1.54	%(l)
Before waivers and reimbursements (a)(f)(x)	(2.03)%		(2.90)%		(3.20	)%(l)
Portfolio turnover rate (z)^	2%		2%		1%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2055 FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

	1 Year	Since Incept.
Fund – Class I Shares*	14.29%	9.78%
S&P Target Date 2055 Index	11.82	8.60

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2055 Fund and the S&P Target Date 2055 Index from 2/27/17 to 10/31/19. The performance of the S&P Target Date 2055 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2019, the gross expense ratio for Class I shares was 5.28%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2020. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 14.29% for the year ended October 31, 2019. The Fund’s benchmark, the S&P Target Date 2055 Index, returned 11.82% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

Fund Highlights

What helped performance during the year?

•	The primary driver of outperformance was the fact that the low volatility tilt of the Fund outperformed the market cap weighted benchmark within both domestic and developed markets equities.

•	Having no exposure to short duration bonds relative to the benchmark contributed to performance.

What hurt performance during the year?

•	While low volatility benefited domestic and developed markets equities, it was not beneficial within the emerging markets equities as market cap outperformed in that segment of the benchmark.

•	Within domestic equities, a higher allocation to small cap equities relative to the benchmark detracted from performance as large cap equities were the best performer for the period.

•	Having no dedicated position in real estate hurt performance, as the sector was up over 24% for the period.

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2019
Equity	96.4%
Fixed Income	3.6

1290 RETIREMENT 2055 FUND (Unaudited)

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2019
iShares Core S&P Total US Stock Market ETF	33.9%
iShares Core MSCI EAFE ETF	11.9
Invesco S&P 500 Low Volatility ETF	11.2
iShares Edge MSCI Min Vol USA ETF	10.9
Invesco S&P MidCap Low Volatility ETF	6.0
iShares Edge MSCI Min Vol EAFE ETF	5.9
Invesco S&P International Developed Low Volatility ETF	5.8
iShares Core U.S. Aggregate Bond ETF	3.0
iShares Core MSCI Emerging Markets ETF	2.8
Invesco S&P SmallCap Low Volatility ETF	2.7
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class I
Actual	$1,000.00	$1,045.00	$2.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.58	2.66

*  Expenses are equal to the Fund’s Class I shares annualized expense ratio of 0.52%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2055 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (96.4%)
Invesco S&P 500 Low Volatility ETF	6,880	$396,082
Invesco S&P Emerging Markets Low Volatility ETF	2,130	49,267
Invesco S&P International Developed Low Volatility ETF	5,930	205,000
Invesco S&P MidCap Low Volatility ETF	3,970	211,800
Invesco S&P SmallCap Low Volatility ETF	1,920	96,384
iShares Core MSCI EAFE ETF	6,680	422,376
iShares Core MSCI Emerging Markets ETF	1,920	98,246
iShares Core S&P Total US Stock Market ETF	17,540	1,202,192
iShares Edge MSCI Min Vol EAFE ETF	2,780	208,639
iShares Edge MSCI Min Vol Emerging Markets ETF	790	46,104
iShares Edge MSCI Min Vol USA ETF	6,050	386,897
SPDR SSGA US Small Cap Low Volatility Index ETF	970	94,585

Total Equity		3,417,572

Fixed Income (3.6%)
iShares Core U.S. Aggregate Bond ETF	940	106,361
iShares TIPS Bond ETF	180	20,891

Total Fixed Income		127,252

Total Investments in Securities (100.0%) (Cost $2,978,558)		3,544,824
Other Assets Less Liabilities (0.0%)		462

Net Assets (100%)		$3,545,286

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$3,544,824	$—	$—	$3,544,824

Total Assets	$3,544,824	$—	$—	$3,544,824

Total Liabilities	$—	$—	$—	$—

Total	$3,544,824	$—	$—	$3,544,824

The Fund held no derivatives contracts during the year ended October 31, 2019.

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$321,455
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$53,674

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2055 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$565,980
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$565,980

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,978,844

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2055 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value (Cost $2,978,558)	$3,544,824
Cash	25,727
Receivable from investment adviser	9,404
Prepaid registration and filing fees	4,555
Receivable for Fund shares sold	1,430
Other assets	35

Total assets	3,585,975

LIABILITIES
Accrued professional fees	31,135
Transfer agent fees payable	913
Trustees’ fees payable	3
Accrued expenses	8,638

Total liabilities	40,689

NET ASSETS	$3,545,286

Net assets were comprised of:
Paid in capital	$2,937,400
Total distributable earnings (loss)	607,886

Net assets	$3,545,286

Class I
Net asset value and redemption price per share, $3,545,286 / 287,785 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.32

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends	$77,404
Interest	463

Total income	77,867

EXPENSES
Professional fees	40,858
Administrative fees	30,003
Printing and mailing expenses	22,348
Registration and filing fees	21,068
Investment advisory fees	15,741
Transfer agent fees	9,340
Custodian fees	4,175
Trustees’ fees	278
Miscellaneous	5,522

Gross expenses	149,333
Less: Waiver from investment adviser	(45,744)
Reimbursement from investment adviser	(87,183)

Net expenses	16,406

NET INVESTMENT INCOME (LOSS)	61,461

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	3,941
Net change in unrealized appreciation (depreciation) on investments in securities	355,603

NET REALIZED AND UNREALIZED GAIN (LOSS)	359,544

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$421,005

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$61,461	$49,960
Net realized gain (loss)	3,941	13,439
Net change in unrealized appreciation (depreciation)	355,603	(15,674)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	421,005	47,725

Distributions to shareholders:
Class I	(69,041)	(47,252)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 23,882 and 14,321 shares, respectively ]	280,169	163,155
Capital shares issued in reinvestment of dividends [ 376 and 0# shares, respectively ]	4,042	2
Capital shares repurchased [ (777) and (26) shares, respectively ]	(9,079)	(281)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	275,132	162,876

TOTAL INCREASE (DECREASE) IN NET ASSETS	627,096	163,349
NET ASSETS:
Beginning of year	2,918,190	2,754,841

End of year	$3,545,286	$2,918,190

# Number of shares is less than 0.5.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2055 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,				February 27, 2017* to October 31, 2017
Class I	2019		2018
Net asset value, beginning of period	$11.04		$11.02		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.20		0.11
Net realized and unrealized gain (loss)	1.32		0.01	†	0.91

Total from investment operations	1.54		0.21		1.02

Less distributions:
Dividends from net investment income	(0.21)		(0.18)		—
Distributions from net realized gains	(0.05)		(0.01)		—

Total dividends and distributions	(0.26)		(0.19)		—

Net asset value, end of period	$12.32		$11.04		$11.02

Total return (b)	14.29%		1.90%		10.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,545		$2,918		$2,755
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.52	%(j)	0.52	%(j)	0.52	%(j)
Before waivers and reimbursements (a)(f)	4.74%		5.27%		5.25%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.95%		1.73%		1.53	%(l)
Before waivers and reimbursements (a)(f)(x)	(2.27)%		(3.02)%		(3.21	)%(l)
Portfolio turnover rate (z)^	2%		2%		1%
*	Commencement of Operations.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2060 FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

	1 Year	Since Incept.
Fund – Class I Shares*	14.43%	9.94%
S&P Target Date 2060+ Index	11.85	8.72

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2060 Fund and the S&P Target Date 2060+ Index from 2/27/17 to 10/31/19. The performance of the S&P Target Date 2060+ Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2019, the gross expense ratio for Class I shares was 5.28%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2020. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 14.43% for the year ended October 31, 2019. The Fund’s benchmark, the S&P Target Date 2060+ Index, returned 11.85% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

Fund Highlights

What helped performance during the year?

•	The primary driver of outperformance was the fact that the low volatility tilt of the Fund outperformed the market cap weighted benchmark within both domestic and developed markets equities.

•	Having no exposure to short duration bonds relative to the benchmark contributed to performance.

What hurt performance during the year?

•	While low volatility benefited domestic and developed markets equities, it was not beneficial within the emerging markets equities as market cap outperformed in that segment of the benchmark.

•	Within domestic equities, a higher allocation to small cap equities relative to the benchmark detracted from performance as large cap equities were the best performer for the period.

•	Having no dedicated position in real estate hurt performance, as the sector was up over 24% for the period.

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2019
Equity	100.0%

1290 RETIREMENT 2060 FUND (Unaudited)

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2019
iShares Core S&P Total US Stock Market ETF	35.0%
iShares Core MSCI EAFE ETF	12.4
Invesco S&P 500 Low Volatility ETF	11.9
iShares Edge MSCI Min Vol USA ETF	11.7
Invesco S&P MidCap Low Volatility ETF	6.1
iShares Edge MSCI Min Vol EAFE ETF	6.0
Invesco S&P International Developed Low Volatility ETF	5.8
Invesco S&P SmallCap Low Volatility ETF	2.9
iShares Core MSCI Emerging Markets ETF	2.8
SPDR SSGA US Small Cap Low Volatility Index ETF	2.8
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class I
Actual	$1,000.00	$1,044.70	$2.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.59	2.65

*  Expenses are equal to the Fund’s Class I shares annualized expense ratio of 0.52%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2060 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (99.9%)
Invesco S&P 500 Low Volatility ETF	7,200	$414,504
Invesco S&P Emerging Markets Low Volatility ETF	1,900	43,947
Invesco S&P International Developed Low Volatility ETF	5,890	203,617
Invesco S&P MidCap Low Volatility ETF	3,990	212,867
Invesco S&P SmallCap Low Volatility ETF	2,010	100,902
iShares Core MSCI EAFE ETF	6,860	433,758
iShares Core MSCI Emerging Markets ETF	1,930	98,758
iShares Core S&P Total US Stock Market ETF	17,800	1,220,012
iShares Edge MSCI Min Vol EAFE ETF	2,790	209,389
iShares Edge MSCI Min Vol Emerging Markets ETF	780	45,521
iShares Edge MSCI Min Vol USA ETF	6,370	407,361
SPDR SSGA US Small Cap Low Volatility Index ETF	990	96,535

Total Investments in Securities (99.9%) (Cost $2,913,553)		3,487,171
Other Assets Less Liabilities (0.1%)		2,985

Net Assets (100%)		$3,490,156

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$3,487,171	$—	$—	$3,487,171

Total Assets	$3,487,171	$—	$—	$3,487,171

Total Liabilities	$—	$—	$—	$—

Total	$3,487,171	$—	$—	$3,487,171

The Fund held no derivatives contracts during the year ended October 31, 2019.

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$308,081
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$52,690

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$573,618
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$573,618

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,913,553

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2060 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value (Cost $2,913,553)	$3,487,171
Cash	27,626
Receivable from investment adviser	10,347
Prepaid registration and filing fees	4,552
Receivable for Fund shares sold	1,039
Other assets	35

Total assets	3,530,770

LIABILITIES
Accrued professional fees	31,141
Transfer agent fees payable	907
Trustees’ fees payable	1
Accrued expenses	8,565

Total liabilities	40,614

NET ASSETS	$3,490,156

Net assets were comprised of:
Paid in capital	$2,873,896
Total distributable earnings (loss)	616,260

Net assets	$3,490,156

Class I
Net asset value and redemption price per share, $3,490,156 / 281,951 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.38

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends	$75,271
Interest	416

Total income	75,687

EXPENSES
Professional fees	40,799
Administrative fees	30,003
Printing and mailing expenses	23,115
Registration and filing fees	21,020
Investment advisory fees	15,480
Transfer agent fees	9,440
Custodian fees	4,050
Trustees’ fees	272
Miscellaneous	5,520

Gross expenses	149,699
Less: Waiver from investment adviser	(45,483)
Reimbursement from investment adviser	(88,153)

Net expenses	16,063

NET INVESTMENT INCOME (LOSS)	59,624

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	5,740
Net change in unrealized appreciation (depreciation) on investments in securities	352,798

NET REALIZED AND UNREALIZED GAIN (LOSS)	358,538

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$418,162

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$59,624	$49,725
Net realized gain (loss)	5,740	11,078
Net change in unrealized appreciation (depreciation)	352,798	(8,835)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	418,162	51,968

Distributions to shareholders:
Class I	(65,105)	(47,502)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 24,271 and 9,241 shares, respectively ]	286,685	106,171
Capital shares issued in reinvestment of dividends [ 242 and 0# shares, respectively ]	2,604	2
Capital shares repurchased [ (1,648) and (164) shares, respectively ]	(19,043)	(1,908)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	270,246	104,265

TOTAL INCREASE (DECREASE) IN NET ASSETS	623,303	108,731
NET ASSETS:
Beginning of year	2,866,853	2,758,122

End of year	$3,490,156	$2,866,853

# Number of shares is less than 0.5.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2060 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,				February 27, 2017* to October 31, 2017
Class I	2019		2018
Net asset value, beginning of period	$11.07		$11.03		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.20		0.11
Net realized and unrealized gain (loss)	1.34		0.03		0.92

Total from investment operations	1.56		0.23		1.03

Less distributions:
Dividends from net investment income	(0.21)		(0.18)		—
Distributions from net realized gains	(0.04)		(0.01)		—

Total dividends and distributions	(0.25)		(0.19)		—

Net asset value, end of period	$12.38		$11.07		$11.03

Total return (b)	14.43%		2.09%		10.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,490		$2,867		$2,758
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.52	%(j)	0.52	%(j)	0.52	%(j)
Before waivers and reimbursements (a)(f)	4.83%		5.27%		5.25%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.93%		1.73%		1.52	%(l)
Before waivers and reimbursements (a)(f)(x)	(2.39)%		(3.02)%		(3.21	)%(l)
Portfolio turnover rate (z)^	2%		2%		1%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 SMARTBETA EQUITY FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/19

			1 Year	Since Incept.
Fund – Class A Shares*	without Sales Charge		15.81%	8.22%
	with Sales Charge (a	)	9.47	7.00
Fund – Class I Shares*			16.16	8.49
Fund – Class R Shares*			15.55	7.95
Fund – Class T Shares*†	without Sales Charge		16.16	8.49
	with Sales Charge (b	)	13.27	7.93
MSCI World (Net) Index			12.69	7.53

*   Date of inception 11/12/14.

†   Class T Shares currently are not offered for sale.

(a)  A 5.50% front-end sales charge was deducted.

(b)  A 2.50% front-end sales charge was deducted.

     Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 SmartBeta Equity Fund and the MSCI World (Net) Index from 11/12/14 to 10/31/19. The performance of the MSCI World (Net) Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World (Net) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2019, the gross expense ratios for Class A, I, R and T shares were 2.42%, 2.16%, 2.66% and 2.41%, respectively. The net expense ratios for Class A, I, R and T shares were 1.15%, 0.90%, 1.40% and 1.15%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2020. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 16.16% for the year ended October 31, 2019. The Fund’s benchmark, the MSCI World (Net) Index, returned 12.69% over the same year.

Overview — AXA Rosenberg Investment Management LLC

Global equity markets rose in value for the twelve-month period ended October 31, 2019. Stocks continued to climb in spite of increased volatility, with escalating trade tensions between the U.S. and China — and growing concerns about their potential impact on global economic growth — intermittently affecting investor sentiment. Amid signs of a slowdown, central banks around the world took steps to stimulate their economies; despite relatively robust U.S. macroeconomic data, the Federal Reserve cut interest rates in both August and September, the first decreases since the Global Financial Crisis. In this context, less cyclical stocks and sectors generally led the market, with real estate delivering the strongest returns.

After several years of low volatility, the recent fluctuations in global stock markets have served as a reminder of the potential benefits of a more defensive approach to equity investing. Given the considerable uncertainty in the global economic and geopolitical outlook, we believe a conservative focus could continue to be rewarded. The shift towards monetary policy easing around the world may serve as an additional tailwind for this type of strategy in the short term. Nonetheless, a thoughtful approach to low volatility investing is required, especially as valuations in some parts of the market have become more demanding.

Fund Highlights

1290 SmartBeta Equity Fund delivered on its objective during the period, outperforming the capitalization weighted index with less risk. In line with our long-term expectations, the strategy achieved the bulk of its excess returns in the more challenging market conditions seen in the fourth quarter of 2018 and in May and August this year.

What helped performance during the year?

•

The Fund’s high-quality profile enabled it to participate in the market’s gains during the year, while the emphasis on less volatile companies provided considerable defensiveness during bouts of market volatility.

1290 SMARTBETA EQUITY FUND (Unaudited)

•

Greater-than-benchmark exposures to less cyclical areas of the market, such as consumer staples and utilities, added value, as did an underweight exposure to energy stocks, which badly lagged the broader market.

•

At an individual stock level, several of the top contributors to returns reflected this broader market backdrop, with an overweight to Procter & Gamble and not holding Royal Dutch Shell adding to excess returns.

What hurt performance during the year?

•	The strategy’s less-than-benchmark exposure to information technology held back relative returns given the sector’s ongoing ascendancy.

•	While offset by positive selection in other areas, underweight positions in large, high momentum stocks such as Microsoft Corp., Facebook, Inc. and Apple, Inc. were a drag on relative returns.

Sector Weightings as of October 31, 2019	% of Net Assets
Financials	19.4%
Industrials	14.3
Consumer Staples	13.1
Information Technology	12.9
Health Care	11.6
Consumer Discretionary	8.2
Communication Services	5.9
Utilities	4.9
Real Estate	4.3
Materials	3.0
Energy	1.6
Investment Company	0.1
Cash and Other	0.7

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class R and Class T shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1290 SMARTBETA EQUITY FUND (Unaudited)

EXAMPLE

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19 - 10/31/19
Class A
Actual	$1,000.00	$1,054.50	$5.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class I
Actual	1,000.00	1,056.10	4.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class R
Actual	1,000.00	1,053.00	7.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.15	7.12
Class T**
Actual	1,000.00	1,056.10	4.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

*  Expenses are equal to the Fund’s Class A, I, R and T shares annualized expense ratios of 1.15%, 0.90%, 1.40% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

** Class T shares currently are not offered for sale.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (5.9%)
Diversified Telecommunication Services (3.7%)
AT&T, Inc.	5,937	$228,515
BCE, Inc.	1,200	56,925
Deutsche Telekom AG (Registered)	7,200	126,620
Elisa OYJ	600	32,770
Nippon Telegraph & Telephone Corp.	900	44,804
Singapore Telecommunications Ltd.	39,200	95,086
Swisscom AG (Registered)	120	61,308
Telefonica SA	3,355	25,725
Telenor ASA	1,900	35,568
Telia Co. AB	4,000	17,585
Verizon Communications, Inc.	3,900	235,833

		960,739

Interactive Media & Services (0.7%)
Alphabet, Inc., Class A*	146	183,785

Media (0.7%)
Comcast Corp., Class A	1,870	83,813
Omnicom Group, Inc.	800	61,752
Quebecor, Inc., Class B	2,000	46,496

		192,061

Wireless Telecommunication Services (0.8%)
KDDI Corp.	2,000	55,542
NTT DOCOMO, Inc.	2,700	74,382
Rogers Communications, Inc., Class B	1,700	80,037

		209,961

Total Communication Services		1,546,546

Consumer Discretionary (8.2%)
Auto Components (0.1%)
Bridgestone Corp.	600	25,130

Automobiles (0.4%)
General Motors Co.	1,700	63,172
Toyota Motor Corp.	700	48,888

		112,060

Hotels, Restaurants & Leisure (2.0%)
Compass Group plc	1,923	51,214
Darden Restaurants, Inc.	200	22,454
Domino’s Pizza, Inc.	100	27,162
Hilton Worldwide Holdings, Inc.	300	29,088
Marriott International, Inc., Class A	200	25,310
McDonald’s Corp.	300	59,010
Restaurant Brands International, Inc.	500	32,712
Starbucks Corp.	2,000	169,120
Yum! Brands, Inc.	1,100	111,881

		527,951

Household Durables (0.6%)
NVR, Inc.*	10	36,366
Panasonic Corp.	3,900	33,113
Sekisui Chemical Co. Ltd.	2,000	35,170
Sekisui House Ltd.	3,000	65,062

		169,711

Internet & Direct Marketing Retail (0.1%)
eBay, Inc.	700	24,675

Multiline Retail (0.8%)
Dollar General Corp.	500	80,170
Target Corp.	800	85,528
Wesfarmers Ltd.	1,800	49,335

		215,033

Specialty Retail (2.7%)
AutoZone, Inc.*	100	114,438
Home Depot, Inc. (The)	900	211,122
Industria de Diseno Textil SA	2,000	62,345
Nitori Holdings Co. Ltd.	100	15,289
O’Reilly Automotive, Inc.*	200	87,102
Ross Stores, Inc.	700	76,769
TJX Cos., Inc. (The)	2,400	138,360

		705,425

Textiles, Apparel & Luxury Goods (1.5%)
adidas AG	360	111,158
Gildan Activewear, Inc.	800	20,439
LVMH Moet Hennessy Louis Vuitton SE	200	85,320
NIKE, Inc., Class B	1,200	107,460
VF Corp.	700	57,603

		381,980

Total Consumer Discretionary		2,161,965

Consumer Staples (13.1%)
Beverages (3.4%)
Asahi Group Holdings Ltd.	700	35,198
Brown-Forman Corp., Class B	500	32,760
Carlsberg A/S, Class B	200	28,136
Coca-Cola Co. (The)	5,100	277,593
Diageo plc	2,400	98,379
Heineken NV	800	81,604
Kirin Holdings Co. Ltd.	1,000	21,345
PepsiCo, Inc.	2,030	278,455
Pernod Ricard SA	200	36,917

		890,387

Food & Staples Retailing (2.2%)
Alimentation Couche-Tard, Inc., Class B	1,400	41,986
Costco Wholesale Corp.	700	207,977
Koninklijke Ahold Delhaize NV	800	19,919
Loblaw Cos. Ltd.	800	42,664
Seven & i Holdings Co. Ltd.	900	34,170
Sysco Corp.	1,200	95,844
Walgreens Boots Alliance, Inc.	1,000	54,780
Walmart, Inc.	200	23,452
Woolworths Group Ltd.	2,200	56,598

		577,390

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Number of Shares	Value (Note 1)
Food Products (3.1%)
Chocoladefabriken Lindt & Spruengli AG (Registered)	1	$81,906
Danone SA	651	53,990
General Mills, Inc.	1,600	81,376
Hershey Co. (The)	600	88,122
Kellogg Co.	900	57,177
McCormick & Co., Inc. (Non-Voting)	300	48,207
Mondelez International, Inc., Class A	3,300	173,085
Mowi ASA	700	17,066
Nestle SA (Registered)	1,700	181,494
Tyson Foods, Inc., Class A	400	33,116

		815,539

Household Products (2.6%)
Church & Dwight Co., Inc.	1,000	69,940
Clorox Co. (The)	300	44,307
Colgate-Palmolive Co.	1,000	68,600
Henkel AG & Co. KGaA (Preference)(q)	420	43,648
Kimberly-Clark Corp.	1,000	132,880
Procter & Gamble Co. (The)	2,500	311,275

		670,650

Personal Products (1.8%)
Beiersdorf AG	180	21,310
Estee Lauder Cos., Inc. (The), Class A	600	111,762
Kao Corp.	500	40,485
L’Oreal SA	270	78,836
Unilever NV	2,600	153,543
Unilever plc	1,300	77,841

		483,777

Total Consumer Staples		3,437,743

Energy (1.6%)
Oil, Gas & Consumable Fuels (1.6%)
Chevron Corp.	200	23,228
ConocoPhillips	500	27,600
Enbridge, Inc.	800	29,137
Eni SpA	1,400	21,188
Equinor ASA	1,600	29,595
Exxon Mobil Corp.	2,000	135,140
Neste OYJ	1,200	43,309
Repsol SA	1,802	29,544
TOTAL SA	1,400	73,598

Total Energy		412,339

Financials (19.4%)
Banks (6.3%)
Bank Hapoalim BM	4,000	31,994
Bank Leumi Le-Israel BM	3,000	21,842
Bank of America Corp.	3,600	112,572
Bank of Montreal	1,100	81,429
Bank of Nova Scotia (The)	1,300	74,559
Bankinter SA	2,000	13,830
BB&T Corp.	800	42,440
Canadian Imperial Bank of Commerce	500	42,635
Citigroup, Inc.	1,100	79,046
Citizens Financial Group, Inc.	600	21,096
Commonwealth Bank of Australia	511	27,709
DNB ASA	900	16,354
Hang Seng Bank Ltd.	1,400	29,265
ING Groep NV	2,700	30,499
JPMorgan Chase & Co.	500	62,460
KBC Group NV	200	14,026
M&T Bank Corp.	200	31,306
Mizrahi Tefahot Bank Ltd.	1,800	44,637
National Australia Bank Ltd.	1,400	27,611
National Bank of Canada	1,400	72,301
Oversea-Chinese Banking Corp. Ltd.	3,000	24,168
PNC Financial Services Group, Inc. (The)	700	102,690
Royal Bank of Canada	2,000	161,324
Skandinaviska Enskilda Banken AB, Class A	6,000	57,491
SunTrust Banks, Inc.	700	47,838
Svenska Handelsbanken AB, Class A	4,000	40,043
Swedbank AB, Class A	2,600	36,365
Toronto-Dominion Bank (The)	3,400	194,149
United Overseas Bank Ltd.	1,000	19,721
US Bancorp	1,800	102,636

		1,664,036

Capital Markets (3.7%)
Ameriprise Financial, Inc.	300	45,267
ASX Ltd.	400	22,699
Bank of New York Mellon Corp. (The)	1,500	70,125
BlackRock, Inc.	300	138,510
CME Group, Inc.	500	102,875
Deutsche Boerse AG	400	61,988
FactSet Research Systems, Inc.	100	25,352
Hong Kong Exchanges & Clearing Ltd.	700	21,886
Intercontinental Exchange, Inc.	1,400	132,048
Moody’s Corp.	200	44,138
MSCI, Inc.	300	70,368
Northern Trust Corp.	400	39,872
S&P Global, Inc.	500	128,995
T. Rowe Price Group, Inc.	500	57,900

		962,023

Consumer Finance (0.7%)
American Express Co.	900	105,552
Capital One Financial Corp.	600	55,950
Discover Financial Services	400	32,104

		193,606

Diversified Financial Services (0.8%)
Berkshire Hathaway, Inc., Class B*	1,000	212,580

Insurance (7.9%)
Aflac, Inc.	1,600	85,056
Allianz SE (Registered)	628	153,389
Allstate Corp. (The)	1,100	117,062
American Financial Group, Inc.	400	41,616
Aon plc	800	154,528

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Number of Shares	Value (Note 1)
Arch Capital Group Ltd.*	600	$25,056
Chubb Ltd.	1,200	182,904
Cincinnati Financial Corp.	300	33,963
Great-West Lifeco, Inc.	1,200	29,182
Hartford Financial Services Group, Inc. (The)	800	45,664
Insurance Australia Group Ltd.	7,676	42,014
Intact Financial Corp.	500	51,591
Legal & General Group plc	8,000	27,327
Loews Corp.	1,100	53,900
Manulife Financial Corp.	3,400	63,323
Marsh & McLennan Cos., Inc.	1,600	165,792
Medibank Pvt Ltd.	8,700	20,271
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	452	125,525
Principal Financial Group, Inc.	500	26,690
Progressive Corp. (The)	1,600	111,520
Sampo OYJ, Class A	1,600	65,562
Sun Life Financial, Inc.	2,500	112,159
Tokio Marine Holdings, Inc.	500	27,169
Travelers Cos., Inc. (The)	900	117,954
Willis Towers Watson plc	400	74,760
Zurich Insurance Group AG	280	109,417

		2,063,394

Total Financials		5,095,639

Health Care (11.6%)
Biotechnology (0.7%)
Amgen, Inc.	664	141,598
CSL Ltd.	200	35,299

		176,897

Health Care Equipment & Supplies (3.5%)
Abbott Laboratories	1,000	83,610
Baxter International, Inc.	800	61,360
Cochlear Ltd.	200	29,165
Coloplast A/S, Class B	400	48,200
Danaher Corp.	700	96,474
Hoya Corp.	400	35,570
IDEXX Laboratories, Inc.*	200	57,002
Intuitive Surgical, Inc.*	100	55,295
Koninklijke Philips NV	614	26,892
Medtronic plc	2,200	239,580
STERIS plc	200	28,314
Stryker Corp.	600	129,762
Terumo Corp.	900	29,586

		920,810

Health Care Providers & Services (1.6%)
AmerisourceBergen Corp.	200	17,076
Anthem, Inc.	200	53,816
HCA Healthcare, Inc.	400	53,416
Henry Schein, Inc.*	400	25,034
Humana, Inc.	100	29,420
UnitedHealth Group, Inc.	900	227,430

		406,192

Life Sciences Tools & Services (0.8%)
Agilent Technologies, Inc.	500	37,875
Mettler-Toledo International, Inc.*	100	70,494
Thermo Fisher Scientific, Inc.	300	90,594
Waters Corp.*	100	21,162

		220,125

Pharmaceuticals (5.0%)
Astellas Pharma, Inc.	3,000	51,630
Chugai Pharmaceutical Co. Ltd.	400	33,892
Eli Lilly & Co.	1,300	148,135
GlaxoSmithKline plc	2,000	45,819
Johnson & Johnson	1,200	158,448
Merck & Co., Inc.	2,200	190,652
Merck KGaA	200	23,845
Novartis AG (Registered)	861	75,138
Novo Nordisk A/S, Class B	1,700	92,844
Otsuka Holdings Co. Ltd.	400	16,809
Pfizer, Inc.	5,100	195,687
Roche Holding AG	520	156,448
Shionogi & Co. Ltd.	300	18,107
Zoetis, Inc.	900	115,128

		1,322,582

Total Health Care		3,046,606

Industrials (14.3%)
Aerospace & Defense (2.6%)
Airbus SE	270	38,671
CAE, Inc.	1,000	25,078
General Dynamics Corp.	500	88,400
HEICO Corp.	200	24,668
L3Harris Technologies, Inc.	400	82,524
Lockheed Martin Corp.	400	150,672
MTU Aero Engines AG	100	26,700
Northrop Grumman Corp.	400	140,992
Thales SA	200	19,549
United Technologies Corp.	500	71,790

		669,044

Air Freight & Logistics (0.7%)
DSV Panalpina A/S	300	29,110
Expeditors International of Washington, Inc.	800	58,352
United Parcel Service, Inc., Class B	900	103,653

		191,115

Building Products (0.9%)
Allegion plc	200	23,208
Assa Abloy AB, Class B	1,200	28,460
Daikin Industries Ltd.	200	28,206
Geberit AG (Registered)	140	71,043
Johnson Controls International plc	1,200	51,996
Lennox International, Inc.	100	24,736

		227,649

Commercial Services & Supplies (1.1%)
Cintas Corp.	200	53,734
Copart, Inc.*	300	24,792
Dai Nippon Printing Co. Ltd.	1,000	26,929
Republic Services, Inc.	400	35,004
Secom Co. Ltd.	700	65,242
Waste Management, Inc.	800	89,768

		295,469

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Number of Shares	Value (Note 1)
Construction & Engineering (0.8%)
HOCHTIEF AG	120	$14,963
Kajima Corp.	2,000	27,706
Obayashi Corp.	2,000	20,743
Shimizu Corp.	3,000	28,169
Taisei Corp.	800	31,855
Vinci SA	500	56,099
WSP Global, Inc.	400	24,958

		204,493

Electrical Equipment (0.4%)
Legrand SA	300	23,414
Mitsubishi Electric Corp.	2,000	28,827
Rockwell Automation, Inc.	200	34,398
Schneider Electric SE	300	27,858

		114,497

Industrial Conglomerates (1.7%)
3M Co.	900	148,491
Honeywell International, Inc.	800	138,184
Roper Technologies, Inc.	200	67,392
Siemens AG (Registered)	822	94,776

		448,843

Machinery (1.6%)
Atlas Copco AB, Class A	1,500	52,989
Caterpillar, Inc.	500	68,900
Cummins, Inc.	300	51,744
Illinois Tool Works, Inc.	500	84,290
Ingersoll-Rand plc	700	88,823
Kone OYJ, Class B	600	38,170
Sandvik AB	2,000	35,285

		420,201

Marine (0.1%)
Kuehne + Nagel International AG (Registered)	180	29,076

Professional Services (1.3%)
CoStar Group, Inc.*	100	54,952
Recruit Holdings Co. Ltd.	800	26,751
SGS SA (Registered)	17	44,253
TransUnion	300	24,786
Verisk Analytics, Inc.	400	57,880
Wolters Kluwer NV	1,635	120,389

		329,011

Road & Rail (1.8%)
Canadian National Railway Co.	1,000	89,439
Canadian Pacific Railway Ltd.	200	45,480
Central Japan Railway Co.	200	41,291
East Japan Railway Co.	1,000	91,203
Hankyu Hanshin Holdings, Inc.	1,000	40,282
Kintetsu Group Holdings Co. Ltd.	1,000	54,727
MTR Corp. Ltd.	4,000	22,971
Odakyu Electric Railway Co. Ltd.	2,000	48,949
Union Pacific Corp.	300	49,638

		483,980

Trading Companies & Distributors (1.0%)
Brenntag AG	400	20,075
Bunzl plc	600	15,606
Fastenal Co.	1,000	35,940
Ferguson plc	473	40,353
ITOCHU Corp.	1,500	31,545
Marubeni Corp.	3,000	21,274
Mitsubishi Corp.	1,200	30,714
Mitsui & Co. Ltd.	1,900	32,857
Sumitomo Corp.	2,300	37,549

		265,913

Transportation Infrastructure (0.3%)
Aena SME SA(m)	270	49,536
Kamigumi Co. Ltd.	1,400	31,814

		81,350

Total Industrials		3,760,641

Information Technology (12.9%)
Communications Equipment (0.6%)
Cisco Systems, Inc.	3,271	155,405
F5 Networks, Inc.*	100	14,408

		169,813

Electronic Equipment, Instruments & Components (1.0%)
Amphenol Corp., Class A	600	60,198
Hexagon AB, Class B	300	15,314
Hitachi Ltd.	600	22,608
Keyence Corp.	100	63,728
Kyocera Corp.	400	26,454
TE Connectivity Ltd.	700	62,650

		250,952

IT Services (5.2%)
Accenture plc, Class A	1,200	222,504
Amadeus IT Group SA	700	51,792
Automatic Data Processing, Inc.	1,100	178,453
Broadridge Financial Solutions, Inc.	200	25,044
CGI, Inc.*	1,000	77,731
Cognizant Technology Solutions Corp., Class A	800	48,752
Fidelity National Information Services, Inc.	500	65,880
Fiserv, Inc.*	1,000	106,140
Fujitsu Ltd.	400	35,637
Jack Henry & Associates, Inc.	300	42,468
Mastercard, Inc., Class A	600	166,086
Paychex, Inc.	1,100	92,004
Visa, Inc., Class A	1,400	250,404

		1,362,895

Semiconductors & Semiconductor Equipment (1.4%)
ASML Holding NV	390	102,217
Intel Corp.	2,400	135,672
Texas Instruments, Inc.	1,100	129,789

		367,678

Software (3.7%)
Adobe, Inc.*	500	138,965
ANSYS, Inc.*	100	22,015
Cadence Design Systems, Inc.*	400	26,140
Citrix Systems, Inc.	200	21,772
Dassault Systemes SE	175	26,554
Intuit, Inc.	500	128,750

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Number of Shares	Value (Note 1)
Microsoft Corp.	2,128	$305,091
Oracle Corp.	2,200	119,878
SAP SE	1,100	145,748
Synopsys, Inc.*	200	27,150

		962,063

Technology Hardware, Storage & Peripherals (1.0%)
Apple, Inc.	800	199,008
Canon, Inc.	1,300	35,657
FUJIFILM Holdings Corp.	700	30,985

		265,650

Total Information Technology		3,379,051

Materials (3.0%)
Chemicals (2.5%)
Air Products & Chemicals, Inc.	300	63,978
Akzo Nobel NV	670	61,686
Chr Hansen Holding A/S	200	15,352
Ecolab, Inc.	900	172,863
Givaudan SA (Registered)	33	96,909
Koninklijke DSM NV	312	36,972
Novozymes A/S, Class B	400	18,833
PPG Industries, Inc.	500	62,560
Sherwin-Williams Co. (The)	100	57,232
Shin-Etsu Chemical Co. Ltd.	300	33,781
Symrise AG	300	28,869

		649,035

Containers & Packaging (0.2%)
Ball Corp.	800	55,976

Metals & Mining (0.2%)
BHP Group Ltd.	1,243	30,804
Rio Tinto Ltd.	411	25,748

		56,552

Paper & Forest Products (0.1%)
UPM-Kymmene OYJ	600	19,500

Total Materials		781,063

Real Estate (4.3%)
Equity Real Estate Investment Trusts (REITs) (3.5%)
Ascendas REIT (REIT)	12,000	27,961
AvalonBay Communities, Inc. (REIT)	500	108,830
CapitaLand Mall Trust (REIT)	19,000	35,474
Dexus (REIT)	4,200	34,657
Equity LifeStyle Properties, Inc. (REIT)	1,000	69,940
Equity Residential (REIT)	900	79,794
Goodman Group (REIT)	3,500	34,719
GPT Group (The) (REIT)	19,392	79,539
H&R REIT (REIT)	1,400	23,682
Japan Retail Fund Investment Corp. (REIT)	9	21,002
Link REIT (REIT)	2,000	21,810
Mirvac Group (REIT)	13,600	30,094
Prologis, Inc. (REIT)	1,200	105,312
Public Storage (REIT)	300	66,858
Regency Centers Corp. (REIT)	300	20,172
Simon Property Group, Inc. (REIT)	600	90,408
United Urban Investment Corp. (REIT)	30	60,561
Vornado Realty Trust (REIT)	200	13,126

		923,939

Real Estate Management & Development (0.8%)
CBRE Group, Inc., Class A*	600	32,130
Daiwa House Industry Co. Ltd.	1,000	34,587
First Capital Realty, Inc. (REIT)	2,200	36,413
Mitsubishi Estate Co. Ltd.	1,000	19,516
Mitsui Fudosan Co. Ltd.	1,000	25,752
Swiss Prime Site AG (Registered)*	583	60,043

		208,441

Total Real Estate		1,132,380

Utilities (4.9%)
Electric Utilities (1.6%)
Chubu Electric Power Co., Inc.	3,100	46,662
Enel SpA	12,000	92,882
Eversource Energy	1,300	108,862
Orsted A/S(m)	643	56,402
Red Electrica Corp. SA	2,000	40,263
Terna Rete Elettrica Nazionale SpA	13,465	88,964

		434,035

Gas Utilities (0.7%)
Atmos Energy Corp.	500	56,240
Hong Kong & China Gas Co. Ltd.	17,303	33,608
Naturgy Energy Group SA	800	21,780
Snam SpA	6,000	30,782
Tokyo Gas Co. Ltd.	2,000	49,004

		191,414

Multi-Utilities (2.1%)
CenterPoint Energy, Inc.	2,200	63,954
CMS Energy Corp.	1,200	76,704
Consolidated Edison, Inc.	1,300	119,886
E.ON SE	7,606	76,661
National Grid plc	1,400	16,345
Public Service Enterprise Group, Inc.	1,300	82,303
Sempra Energy	800	115,608

		551,461

Water Utilities (0.5%)
American Water Works Co., Inc.	700	86,289
Severn Trent plc	1,200	35,052

		121,341

Total Utilities		1,298,251

Total Common Stocks (99.2%) (Cost $21,949,004)		26,052,224

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	24,118	$24,127

Total Short-Term Investment (0.1%) (Cost $24,127)		24,127

Total Investments in Securities (99.3%) (Cost $21,973,131)		26,076,351
Other Assets Less Liabilities (0.7%)		185,147

Net Assets (100%)		$26,261,498

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At October 31, 2019, the market value of these securities amounted to $105,938 or 0.4% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Country Diversification As a Percentage of Total Net Assets
Australia	2.1%
Belgium	0.0 #
Canada	5.9
Denmark	1.1
Finland	0.7
France	2.0
Germany	4.1
Hong Kong	0.5
Israel	0.4
Italy	0.9
Japan	7.6
Netherlands	1.8
Norway	0.4
Singapore	0.8
Spain	1.1
Sweden	1.1
Switzerland	3.7
United Kingdom	2.0
United States	63.1
Cash and Other	0.7

100.0%

#	Percent shown is less than 0.05%.

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$977,156	$569,390	$—	$1,546,546
Consumer Discretionary	1,579,941	582,024	—	2,161,965
Consumer Staples	2,275,358	1,162,385	—	3,437,743
Energy	215,105	197,234	—	412,339
Financials	3,982,837	1,112,802	—	5,095,639
Health Care	2,327,362	719,244	—	3,046,606
Industrials	2,114,662	1,645,979	—	3,760,641
Information Technology	2,822,357	556,694	—	3,379,051
Materials	412,609	368,454	—	781,063
Real Estate	646,665	485,715	—	1,132,380
Utilities	709,846	588,405	—	1,298,251
Short-Term Investment
Investment Company	24,127	—	—	24,127

Total Assets	$18,088,025	$7,988,326	$—	$26,076,351

Total Liabilities	$—	$—	$—	$—

Total	$18,088,025	$7,988,326	$—	$26,076,351

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2019

The Fund held no derivatives contracts during the year ended October 31, 2019.

Investment security transactions for the year ended October 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$12,166,433
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$6,519,902

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,437,763
Aggregate gross unrealized depreciation	(370,125)

Net unrealized appreciation	$4,067,638

Federal income tax cost of investments in securities and derivative instruments, if applicable	$22,008,713

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in Securities, at value (Cost $21,973,131)	$26,076,351
Cash	383,000
Foreign cash (Cost $42,476)	42,694
Receivable for securities sold	207,507
Receivable for Fund shares sold	123,490
Dividends, interest and other receivables	57,945
Prepaid registration and filing fees	19,899
Receivable from investment adviser	7,699
Other assets	229

Total assets	26,918,814

LIABILITIES
Payable for securities purchased	592,838
Transfer agent fees payable	3,775
Payable for Fund shares redeemed	2,206
Distribution fees payable – Class A	419
Distribution fees payable – Class R	63
Accrued expenses	58,015

Total liabilities	657,316

NET ASSETS	$26,261,498

Net assets were comprised of:
Paid in capital	$21,620,098
Total distributable earnings (loss)	4,641,400

Net assets	$26,261,498

Class A
Net asset value and redemption price per share, $2,014,069 / 150,979 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.34
Maximum sales charge (5.50% of offering price)	0.78

Maximum offering price per share	$14.12

Class I
Net asset value and redemption price per share, $23,958,738 / 1,791,799 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.37

Class R
Net asset value and redemption price per share, $150,578 / 11,313 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.31

Class T**
Net asset value and redemption price per share, $138,113 / 10,332 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.37
Maximum sales charge (2.50% of offering price)	0.34

Maximum offering price per share	$13.71

**	Class T shares currently are not offered for sale.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends (net of $31,408 foreign withholding tax)	$501,182
Interest	3,258

Total income	504,440

EXPENSES
Investment advisory fees	148,021
Professional fees	71,134
Transfer agent fees	48,650
Registration and filing fees	43,387
Printing and mailing expenses	32,163
Administrative fees	31,719
Custodian fees	28,175
Distribution fees – Class A	3,522
Trustees’ fees	1,812
Distribution fees – Class R	703
Distribution fees – Class T**	321
Miscellaneous	21,561

Gross expenses	431,168
Less: Waiver from investment adviser	(179,740)
Waiverfrom distributor	(321)
Reimbursementfrom investment adviser	(56,512)

Netexpenses	194,595

NET INVESTMENT INCOME (LOSS)	309,845

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	299,003
Foreign currency transactions	(1,830)

Net realized gain (loss)	297,173

Change in unrealized appreciation (depreciation) on:
Investments in securities	2,510,608
Foreign currency translations	656

Net change in unrealized appreciation (depreciation)	2,511,264

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,808,437

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,118,282

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$309,845	$239,589
Net realized gain (loss)	297,173	636,892
Net change in unrealized appreciation (depreciation)	2,511,264	(657,820)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,118,282	218,661

Distributions to shareholders:
Class A	(49,479)	(16,661)
Class I	(823,783)	(426,857)
Class R	(6,108)	(3,515)
Class T**	(6,200)	(3,823)

Total distributions to shareholders	(885,570)	(450,856)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 94,431 and 51,694 shares, respectively ]	1,199,186	633,484
Capital shares issued in reinvestment of dividends [ 3,763 and 1,060 shares, respectively ]	43,270	12,925
Capital shares repurchased [ (40,087) and (15,913) shares, respectively ]	(494,261)	(196,268)

Total Class A transactions	748,195	450,141

Class I
Capital shares sold [ 503,495 and 218,679 shares, respectively ]	6,334,750	2,716,062
Capital shares issued in reinvestment of dividends [ 21,002 and 5,562 shares, respectively ]	241,529	67,799
Capital shares repurchased [ (81,503) and (30,974) shares, respectively ]	(1,019,728)	(385,697)

Total Class I transactions	5,556,551	2,398,164

Class R
Capital shares sold [ 127 and 72 shares, respectively ]	1,616	888
Capital shares issued in reinvestment of dividends [ 25 and 12 shares, respectively ]	283	139
Capital shares repurchased [ (143) and (3) shares, respectively ]	(1,887)	(31)

Total Class R transactions	12	996

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,304,758	2,849,301

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,537,470	2,617,106
NET ASSETS:
Beginning of year	17,724,028	15,106,922

End of year	$26,261,498	$17,724,028

** Class T shares currently are not offered for sale. Class T shares were formerly known as Class C shares.

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,					November 12, 2014* to October 31, 2015
Class A	2019	2018	2017	2016
Net asset value, beginning of period	$12.09	$12.23	$10.25	$10.24		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.15	0.13	0.12	##	0.11
Net realized and unrealized gain (loss)	1.67	0.06 †	1.96	0.04		0.16

Total from investment operations	1.82	0.21	2.09	0.16		0.27

Less distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.11)	(0.15)		(0.03)
Distributions from net realized gains	(0.43)	(0.20)	—	—		—

Total dividends and distributions	(0.57)	(0.35)	(0.11)	(0.15)		(0.03)

Net asset value, end of period	$13.34	$12.09	$12.23	$10.25		$10.24

Total return (b)	15.81%	1.64%	20.58%	1.58%		2.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,014	$1,123	$685	$269		$3,111
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.15%	1.15%	1.20%	1.35%		1.35%
Before waivers and reimbursements (a)(f)	2.26%	2.42%	2.77%	2.76%		4.21%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.19%	1.21%	1.17%	1.23	%(aa)	1.14	%(l)
Before waivers and reimbursements (a)(f)	0.08%	(0.06)%	(0.41)%	(0.18	)%(aa)	(1.73	)%(l)
Portfolio turnover rate (z)^	31%	49%	41%	27%		29%

	Year Ended October 31,					November 12, 2014* to October 31, 2015
Class I	2019	2018	2017	2016
Net asset value, beginning of period	$12.11	$12.25	$10.27	$10.26		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.18	0.17	0.15	##	0.14
Net realized and unrealized gain (loss)	1.67	0.06 †	1.95	0.03		0.15

Total from investment operations	1.86	0.24	2.12	0.18		0.29

Less distributions:
Dividends from net investment income	(0.17)	(0.18)	(0.14)	(0.17)		(0.03)
Distributions from net realized gains	(0.43)	(0.20)	—	—		—

Total dividends and distributions	(0.60)	(0.38)	(0.14)	(0.17)		(0.03)

Net asset value, end of period	$13.37	$12.11	$12.25	$10.27		$10.26

Total return (b)	16.16%	1.86%	20.85%	1.84%		2.94%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$23,959	$16,340	$14,158	$10,838		$3,218
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.90%	0.90%	0.96%	1.10%		1.10%
Before waivers and reimbursements (a)(f)	2.02%	2.16%	2.49%	2.51%		3.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.49%	1.47%	1.48%	1.44	%(aa)	1.38	%(l)
Before waivers and reimbursements (a)(f)	0.37%	0.21%	(0.05)%	0.04	%(aa)	(1.48	)%(l)
Portfolio turnover rate (z)^	31%	49%	41%	27%		29%

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,					November 12, 2014* to October 31, 2015
Class R	2019	2018	2017	2016
Net asset value, beginning of period	$12.06	$12.20	$10.23	$10.22		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.12	0.11	0.10	##	0.09
Net realized and unrealized gain (loss)	1.67	0.06 †	1.94	0.03		0.16

Total from investment operations	1.79	0.18	2.05	0.13		0.25

Less distributions:
Dividends from net investment income	(0.11)	(0.12)	(0.08)	(0.12)		(0.03)
Distributions from net realized gains	(0.43)	(0.20)	—	—		—

Total dividends and distributions	(0.54)	(0.32)	(0.08)	(0.12)		(0.03)

Net asset value, end of period	$13.31	$12.06	$12.20	$10.23		$10.22

Total return (b)	15.55%	1.39%	20.21%	1.32%		2.47%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$151	$136	$137	$115		$3,073
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.40%	1.40%	1.46%	1.60%		1.60%
Before waivers and reimbursements (a)(f)	2.52%	2.66%	2.98%	3.01%		4.46%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.00%	0.98%	0.98%	0.98	%(aa)	0.89	%(l)
Before waivers and reimbursements (a)(f)	(0.12)%	(0.29)%	(0.54)%	(0.43	)%(aa)	(1.98	)%(l)
Portfolio turnover rate (z)^	31%	49%	41%	27%		29%

	Year Ended October 31,					November 12, 2014* to October 31, 2015
Class T**	2019	2018	2017	2016
Net asset value, beginning of period	$12.11	$12.25	$10.27	$10.26		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.18	0.17	0.15	##	0.14
Net realized and unrealized gain (loss)	1.67	0.06 †	1.95	0.03		0.15

Total from investment operations	1.86	0.24	2.12	0.18		0.29

Less distributions:
Dividends from net investment income	(0.17)	(0.18)	(0.14)	(0.17)		(0.03)
Distributions from net realized gains	(0.43)	(0.20)	—	—		—

Total dividends and distributions	(0.60)	(0.38)	(0.14)	(0.17)		(0.03)

Net asset value, end of period	$13.37	$12.11	$12.25	$10.27		$10.26

Total return (b)	16.16%	1.86%	20.85%	1.84%		2.94%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$138	$125	$127	$106		$1,029
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.90%	0.90%	0.96%	1.10%		1.10%
Before waivers and reimbursements (a)(f)	2.27%	2.41%	2.96%	3.51%		4.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.50%	1.47%	1.48%	1.48	%(aa)	1.39	%(l)
Before waivers and reimbursements (a)(f)	0.13%	(0.04)%	(0.52)%	(0.93	)%(aa)	(2.48	)%(l)
Portfolio turnover rate (z)^	31%	49%	41%	27%		29%

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C shares.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.08, $0.11, $0.06 and $0.11 for Class A, Class I, Class R and Class T, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.37% lower.

See Notes to Financial Statements.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

Note 1	Organization and Significant Accounting Policies

1290 Funds (the “Trust”) was organized as a Delaware statutory trust on March 1, 2013 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with eighteen diversified funds in operation (each, a “Fund” and collectively, the “Funds”). The investment adviser to each Fund is AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers® (“1290 Asset Managers” or “FMG LLC” or the “Adviser”), a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”).

On June 8, 2018 and June 13, 2018, FMG LLC redeemed capital out of the 1290 Diversified Bond Fund in the amount of $20,000,000 and $19,591,184, respectively, for Class I shares. On June 8, 2018 and June 13, 2018, FMG LLC contributed capital into the 1290 GAMCO Small/Mid Cap Value Fund in the amount of $20,000,000 and $19,591,184, respectively, for Class I shares.

On September 10, 2019, FMG LLC redeemed capital out of the 1290 Retirement 2025 Fund in the amount of $2,905,000 for Class I shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. A Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Trust and management expect the risk of loss to be remote.

Each of the investment sub-advisers (each a “Sub-Adviser”) independently chooses and maintains a portfolio of securities for their respective Fund.

The 1290 Retirement 2020 Fund, 1290 Retirement 2025 Fund, 1290 Retirement 2030 Fund, 1290 Retirement 2035 Fund, 1290 Retirement 2040 Fund, 1290 Retirement 2045 Fund, 1290 Retirement 2050 Fund, 1290 Retirement 2055 Fund and the 1290 Retirement 2060 Fund (each, a “1290 Retirement Fund” and together, the “1290 Retirement Funds”) as well as 1290 Multi- Alternative Strategies Fund and 1290 Low Volatility Global Equity Fund are types of mutual funds often described as “fund-of-funds.” These Funds pursue their investment objectives by investing exclusively in other unaffiliated investment companies or exchange-traded funds (“ETFs”). The underlying funds’ financial statements are publicly available through the SEC’s EDGAR database (https://www.sec.gov/edgar/searchedgar/companysearch.html).

The Trust has authorized four classes of shares, Class A, Class I, Class R and Class T on behalf of each of the eighteen Funds. Class T shares are currently not offered for sale. Additionally, 1290 Low Volatility Global Equity Fund and each 1290 Retirement Fund currently only offer Class I shares for sale.

The Class A, Class R and Class T shares are subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple-class distribution system, all four classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan.

Additionally, Class A shares are sold at a maximum front-end sales charge of up to 4.50% for 1290 Convertible Securities Fund, 1290 Diversified Bond Fund and 1290 High Yield Bond Fund, and up to 5.50% for 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/ Mid Cap Value Fund, 1290 Global Talents Fund, 1290 Low Volatility Global Equity Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund and each 1290 Retirement Fund. Class A shares sold without a front-end sales charge are subject to a contingent deferred sales charge (“CDSC”) of 1% of the lesser of the original net asset value (“NAV”) of the redeemed shares at the time of purchase or the aggregate NAV of the redeemed shares at the time of redemption, if redeemed within 12 months of purchase. Class T shares are subject to a maximum front-end sales charge of up to 2.50%.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

The investment objectives of each Fund are as follows:

1290 Convertible Securities Fund (sub-advised by Palisade Capital Management, L.L.C.) — Seeks a high level of total return.

1290 Diversified Bond Fund (sub-advised by Brandywine Global Investment Management, LLC (“Brandywine Global”)) — Seeks to maximize total return consisting of income and capital appreciation.

1290 DoubleLine Dynamic Allocation Fund (sub-advised by DoubleLine Capital LP) — Seeks to achieve total return from long-term capital appreciation and income.

1290 GAMCO Small/Mid Cap Value Fund (sub-advised by GAMCO Asset Management Inc.) — Seeks to maximize capital appreciation.

1290 Global Talents Fund (sub-advised by AXA Investment Managers, Inc. (“AXA IM”)) — Seeks to provide long-term capital growth.

1290 High Yield Bond Fund (sub-advised by AXA IM) — Seeks to maximize current income.

1290 Low Volatility Global Equity Fund — Seeks long-term capital appreciation while managing portfolio volatility.

1290 Multi-Alternative Strategies Fund — Seeks long-term growth of capital.

1290 Retirement 2020 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2025 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2030 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2035 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2040 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2045 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2050 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2055 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2060 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 SmartBeta Equity Fund (sub-advised by AXA Rosenberg Investment Management LLC) — Seeks to achieve long-term capital appreciation.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Funds are investment companies and, accordingly, follow the

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

Investment Company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. (“ASU”) 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Funds will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019. As a result of the adoption of ASU 2017-08, as of November 1, 2019, for each Fund with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

Valuation:

Equity securities (including securities issued by ETFs) listed on national securities exchanges are generally valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are generally valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Corporate and municipal bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when such prices are not available, such bonds and notes are generally valued at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges are generally valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are generally valued using prices obtained from a pricing service for such investments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are generally valued at evaluated prices obtained from a pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes may be obtained from a broker and converted to a price.

Options that are traded on an exchange are generally valued at their last sale price or official closing price on the date of valuation. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are generally valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are generally valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Fund are generally valued at the NAV of the shares of such funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign currency contracts are generally valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency rates gathered from leading market makers and foreign currency trading centers throughout the world in making evaluations. Forward foreign currency contracts may be settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swaps are marked-to-market daily based upon values from third party vendors, which may include a clearing counterparty, registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Committee. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. There is potential for swaps to be illiquid. Over-the-counter (“OTC”) swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statement of Operations.

Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return. In connection with total return

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

swap agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” is intended to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Fund. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), the Fund may value the credit default swap at its notional amount in applying certain of the Fund’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium they have paid should they decide to let the option expire, whereas the seller of a swaption is subject to the risk that they will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2019, certain Funds held forward foreign currency contracts to either gain exposure to certain currencies, or enter into an economic hedge against changes in the values of securities held in the Fund, that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Fund reflects realized gains or losses, if any, in forward currency transactions and change in unrealized gains or losses in forward foreign currency transactions. Further information on the impact of these positions on the Funds’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Fund.

If market quotations are not readily available for a security or other financial instrument, such security and instrument shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the asset in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Funds. The Board has delegated the responsibility of calculating the NAVs of each of the Funds and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”), which assists in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Fund’s assets and liabilities carried at fair value as of October 31, 2019, is included in the Portfolio of Investments for each Fund. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Fund, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Fund’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of Fund securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of a NAV for each applicable Fund when the Adviser deems that the particular event or circumstance would materially affect such Fund’s NAV. At October 31, 2019, none of the Funds applied these procedures.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized appreciation in the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

Allocation of Expenses and Income:

Expenses attributable to a single Fund or class are charged to that Fund or class. Expenses of the Trust not attributable to a single Fund or class are charged to each Fund or class in proportion to the average net assets of each Fund or other appropriate allocation methods.

All income earned and expenses incurred by each Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the daily net assets of such class, except for distribution fees which are charged on a class-specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) Market value of investment securities, other assets and liabilities — at the valuation date.

(ii) Purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

Taxes:

Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Fund. Therefore, no Federal, State and local income tax provisions are required.

The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended October 31, 2019, the Funds did not incur any interest or penalties. Each of the tax years in the four year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Funds (1290 Convertible Securities Fund, 1290 Diversified Bond Fund and 1290 High Yield Bond Fund declare and distribute monthly). Dividends to shareholders of a Fund to which

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

such gains are attributable from net realized short-term and long-term capital gains are declared and distributed at least annually. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. The tax character of distributions for the years ended October 31, 2019 and October 31, 2018 and the tax composition of undistributed ordinary income and undistributed long term gains at October 31, 2019 are presented in the following table. For the Funds, the cumulative timing differences related to the tax composition of undistributed ordinary income and long term gains are primarily due to wash sale loss deferrals (1290 GAMCO Small/Mid Cap Value) and capital loss carryover (1290 High Yield Bond and 1290 Multi-Alternative Strategies).

	Year Ended October 31, 2019		As of October 31, 2019		Year Ended October 31, 2018
Funds:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
1290 Convertible Securities	$568,167	$820,812	$471,472	$741,420	$550,306	$245,075
1290 Diversified Bond	2,216,565	—	2,516,863	1,134,557	2,638,391	—
1290 DoubleLine Dynamic Allocation	1,100,643	1,627,303	2,285,165	930,995	1,554,308	2,764,419
1290 GAMCO Small/Mid Cap Value	1,094,928	212,987	951,714	684,088	369,101	242,379
1290 Global Talents	20,882	1,259,775	47,352	117,541	33,488	—
1290 High Yield Bond	1,894,976	—	—	—	1,818,704	—
1290 Low Volatility Global Equity	83,091	5,361	42,885	14,810	59,429	—
1290 Multi-Alternative Strategies	203,361	21,640	194,450	—	38,183	69,201
1290 Retirement 2020	120,395	22,023	153,589	146,857	49,252	250
1290 Retirement 2025	161,829	14,712	249,117	347,143	49,002	—
1290 Retirement 2030	84,195	4,009	73,287	18,396	46,752	—
1290 Retirement 2035	105,840	1,252	102,650	64,202	46,752	—
1290 Retirement 2040	65,663	2,736	44,182	4,590	47,002	—
1290 Retirement 2045	73,894	1,428	65,471	333	47,142	—
1290 Retirement 2050	67,767	2,824	43,378	4,286	47,252	—
1290 Retirement 2055	66,386	2,655	39,356	2,550	47,252	—
1290 Retirement 2060	62,501	2,604	38,412	4,230	47,502	—
1290 SmartBeta Equity	248,559	637,011	276,406	297,433	290,538	160,318

Ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended October 31, 2019, the Fund elected to defer late year losses, in the amount listed below:

Fund:	Deferred Late Year Losses
1290 Multi-Alternative Strategies	$1,381

The following Fund had a Return of Capital during the year ended October 31, 2019:

Fund:	Return of Capital
1290 High Yield Bond	$37,045

The following Fund had a Return of Capital during the year ended October 31, 2018:

Fund:	Return of Capital
1290 Diversified Bond	$174,948

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

Permanent book and tax differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at October 31, 2019 as follows:

Funds:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
1290 Convertible Securities	$397,548	$(397,547)	$(1)
1290 Diversified Bond	(99,489)	94,645	4,844
1290 DoubleLine Dynamic Allocation	62,584	(62,584)	—
1290 GAMCO Small/Mid Cap Value	(19,867)	19,867	—
1290 Global Talents	(4,499)	4,499	—
1290 Low Volatility Global Equity	(1,695)	1,695	—
1290 Multi-Alternative Strategies	(3,146)	10,844	(7,698)
1290 Retirement 2020	(331)	536	(205)
1290 Retirement 2025	(615)	987	(372)
1290 Retirement 2030	(3,403)	3,403	—
1290 Retirement 2035	(942)	1,084	(142)
1290 Retirement 2040	(1,973)	1,973	—
1290 Retirement 2045	(584)	625	(41)
1290 Retirement 2050	(2,271)	2,271	—
1290 Retirement 2055	(832)	832	—
1290 Retirement 2060	(1,078)	1,078	—
1290 SmartBeta Equity	(3,942)	3,942	—

(a)	These components of net assets are included in Total Distributable Earnings (Loss) in the Statement of Assets and Liabilities.

The significant permanent book and tax difference related to the adjustments above is investments in contingent payment debt instruments (1290 Convertible Securities).

Net capital losses recognized by the Funds may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. A portion of 1290 High Yield Bond’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations. The following Funds have capital losses incurred that will be carried forward as follows:

	Utilized		Losses Carried Forward
Funds:	Short Term	Long Term	Short Term	Long Term
1290 Diversified Bond	$29,675	$—	$—	$—
1290 High Yield Bond	89,979	—	661,104	1,769,147
1290 Multi-Alternative Strategies	—	—	81,786	148,639

Accounting for Derivative Instruments:

Following is a description of how and why the Funds use derivative instruments, the type of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments because the Funds account for their derivatives at fair value and record any changes in fair value in current period earnings in the Statements of Operations. All open derivative positions at period end are reflected on each respective Fund’s Portfolio of Investments. The volume of derivative activity, based on month- end notional amounts during the period is also noted in each respective Fund’s Portfolio of Investments. Portfolio securities are reserved and/or pledged with the custodian for current or potential derivative holdings as necessary throughout the year.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

Options:

Certain Funds may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Fund or to enhance investment performance. Certain Funds purchase and sell exchange traded options on foreign currencies. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Fund must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Fund also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Funds may purchase put options on securities to increase the Fund’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its Fund without actually selling the security. In addition, the Funds will continue to receive interest or dividend income on the security. The Funds may also purchase call options on securities to protect against substantial increases in prices of securities that Funds intend to purchase pending their ability to invest in an orderly manner in those securities. The Funds may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Futures Contracts, Options on Futures Contracts and Foreign Currency Contracts:

The futures contracts used by the Funds are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Funds are rights to buy, or sell a futures contract for a set price in the future. Certain Funds buy or sell futures contracts for the purpose of protecting their Fund securities against future changes in interest rates and indices which might adversely affect the value of the Funds’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Fund’s basis in the contract. Should interest rates or indices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Fund’s credit risk is limited to failure of the exchange or board of trade.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

The Funds may be exposed to foreign currency risks associated with Fund investments. Certain Funds may purchase foreign currency on a spot (or cash) basis. In addition, certain Funds enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking-to-market”. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statements of Operations of the Funds. The Funds may engage in these forward contracts to protect against uncertainty in the level of future rates in connection with the purchase and sale of Fund securities (“transaction hedging”) and to protect the value of specific Fund positions (“position hedging”). The Funds also buy forward foreign currency contracts to gain exposure to currencies. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Forward Settling Transactions:

Certain Funds make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward settling transactions”). Funds may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward settling transactions may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in value of the Funds’ other assets. Where such purchases or sales are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward settling transaction may result in market risk to the Funds that is greater than if the Funds had engaged solely in transactions that settle in the customary time.

Certain Funds may enter into to-be-announced purchase or sale commitments (“TBA transactions”), pursuant to which it agrees to purchase or sell, respectively, mortgage backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by a Fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry accepted “good delivery” standards. Funds may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, a Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, a Fund maintains an entitlement to the security to be sold.

Master netting arrangements and collateral:

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Sub-Advisors on behalf of the Funds with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Portfolio of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA transactions, delayed-delivery or sale buybacks by and between the Sub-Advisors on behalf of the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged and/or received, and the net exposure by counterparty as of period end is disclosed in the Portfolio of Investments.

ISDA Master Agreements and Master Forward Agreements are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Under most ISDA Master Agreements and Master Forward Agreements, collateral is routinely pledged if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 (on a per counterparty basis) depending on the counterparty and the type of master agreement.

Collateral on OTC derivatives and centrally cleared derivatives may be in the form of cash or debt securities issued by the U.S. government or related agencies or foreign governments. Cash pledged as collateral by a Fund is reflected as cash held as collateral at the broker in the accompanying financial statements and generally is restricted from withdrawal by the Fund; securities pledged by a Fund are so noted in the accompanying Portfolio of Investments; both remain in the Fund’s assets. Securities received as collateral by counterparties are not included in the Fund’s assets because the Fund does not obtain effective control over those securities. The obligation to return cash collateral received from counterparties is included as a liability in the accompanying financial statements. Collateral posted or received by the Fund may be held in a segregated account at the respective counterparty or Fund’s custodian. For OTC derivatives, collateral posted or received by the Fund is held in a segregated account at the respective counterparty or Fund’s custodian. As of October 31, 2019, collateral pledged by counterparties to 1290 DoubleLine Dynamic Allocation for OTC derivatives consisted of $449,262 in the form of a U.S. Treasury Bond and a U.S. Treasury Inflation Linked Bond.

Market and Credit Risk:

A Fund’s investments in financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, foreign securities, forward settling transactions and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. When nominal interest rates decline, the value of certain fixed-income securities held by a Fund generally rises. Conversely, when nominal interest rates rise, the value of certain fixed income securities held by a Fund generally decreases. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements. As of

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

October 31, 2019, interest rates are near historic lows in the United States, and below zero in other parts of the world, including certain European countries and Japan. A Fund is subject to greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Fund.

Many debt securities, derivatives and other financial instruments utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. In July 2017, the UK Financial Conduct Authority announced that after 2021 it will cease its active encouragement of UK banks to provide quotations needed to sustain LIBOR, suggesting that LIBOR may cease to be published after that time. Financial industry groups have begun planning for a transition to the use of a different benchmark, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Portfolio’s performance or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

Foreign (non-U.S.) securities in this report are classified by the country of risk of a holding. Investments in foreign securities, including depositary receipts, involve risks not associated with investment in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, foreign operations or holding can involve risks relating to conditions in foreign countries.

Forward settling transactions and forward foreign currency contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. They are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund may lose both the investment opportunity for its assets if set aside to pay for the security and any gain in the security.

The market values of the Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a financial derivatives contract, repurchase agreement or a loan of portfolio securities or other transactions, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Certain Funds may invest in below investment grade high-yield securities (commonly known as “junk bonds”). These securities are considered to be high risk investments. Securities rated below investment grade are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities because such securities are generally unsecured and subordinated to other creditors’ claims. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse economic conditions could make it difficult to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.

Because certain Funds invest in affiliated mutual funds, unaffiliated investment companies or ETFs, the Funds indirectly bear a portion of the fees and expenses incurred by the underlying funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a Fund that exclusively invests directly in individual stocks and bonds. The Fund’s net asset value is subject to fluctuations in the net asset values of the underlying funds and the market values of the ETFs. The Funds are also subject to certain risks related to the underlying funds’ and ETFs’ investments in securities and financial instruments (such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities) and the ability of the Fund to meet its investment objective will directly depend on the ability of the underlying fund or ETF to meet its investment objective. With respect to the Fund’s investments in ETFs, there is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investments in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular underlying fund or ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the underlying fund or ETF, which will vary.

Offsetting Assets and Liabilities:

The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Note 2	Agreements

The Trust, on behalf of each Fund, has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser supervises the investment program for each Fund in accordance with each Fund’s investment

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

objectives, policies and restrictions. The Adviser is paid a fee for these services. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets, at an annual rate of:

Funds:	Investment Advisory Fees
1290 Retirement 2020	0.500% of average daily net assets
1290 Retirement 2025	0.500% of average daily net assets
1290 Retirement 2030	0.500% of average daily net assets
1290 Retirement 2035	0.500% of average daily net assets
1290 Retirement 2040	0.500% of average daily net assets
1290 Retirement 2045	0.500% of average daily net assets
1290 Retirement 2050	0.500% of average daily net assets
1290 Retirement 2055	0.500% of average daily net assets
1290 Retirement 2060	0.500% of average daily net assets

	(as a percentage of average daily net assets)
Funds:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 DoubleLine Dynamic Allocation	0.750%	0.700%	0.675%	0.650%	0.625%
1290 GAMCO Small/Mid Cap Value	0.750	0.700	0.675	0.650	0.625
1290 Global Talents	0.800	0.750	0.725	0.700	0.675
1290 SmartBeta Equity	0.700	0.650	0.625	0.600	0.575

	(as a percentage of average daily net assets)
Funds:	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter
1290 Low Volatility Global Equity	0.500%	0.490%	0.480%	0.470%
1290 Multi-Alternative Strategies	0.500	0.490	0.480	0.470

	(as a percentage of average daily net assets)
Funds:	First $4 Billion	Next $4 Billion	Thereafter
1290 Convertible Securities	0.700%	0.680%	0.660%
1290 Diversified Bond	0.600	0.580	0.560
1290 High Yield Bond	0.600	0.580	0.560

On behalf of the Trust, the Adviser has entered into an investment sub-advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Funds to: (i) continuously furnish investment programs for the Funds; (ii) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by the Adviser or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Adviser pays the expenses of providing investment sub-advisory services to the Funds, including the fees of the Sub-Advisers of each Fund.

In addition to the advisory fee, each Fund pays the Administrator its proportionate share of an asset-based administration fee, which is equal to an annual rate of the greater of 0.15% of each Fund’s average daily net assets, or $30,000 per Fund (or $30,000 for each allocated portion (or sleeve) of a Fund, as applicable). The Administrator has contracted with the Sub- Administrator to provide, pursuant to a sub-administration agreement, the Funds with certain administrative services, including monitoring of Fund compliance and Fund accounting services.

The Trust, on behalf of the Funds, has entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (“ALPS” or the “Distributor”), under which ALPS serves as Distributor for each Fund’s Class A, Class I, Class R and Class T shares.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

The Board has approved Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for Class A, Class R and Class T shares for each Fund. Pursuant to the Distribution Plans, the Funds will pay the Distributor annual fees at the following rates:

Share Class:	Distribution Fee and/or Service Fee (as a % of average daily net assets attributable to the class)
Class A	0.25%
Class R	0.50
Class T*	0.25

*

The Distribution Fees for Class T shares are currently being waived. This waiver is voluntary and could be eliminated at any time at the discretion of the Distributor. The amounts waived for the year ended October 31, 2019 are included in Waiver from distributor on the Statement of Operations for each Fund and are not eligible for recoupment.

The Trust, on behalf of the Funds, has entered into a transfer agency and service agreement (the “Transfer Agency Agreement”) with DST Asset Manager Solutions, Inc. (“DST”). Pursuant to the Transfer Agency Agreement, DST is responsible for, among other things, the issuance, transfer and redemption of shares, the opening and maintenance of shareholder accounts, the handling of certain communications between shareholders and the Trust, and the payment of dividends and distributions payable by the Funds. Under the Transfer Agency Agreement, DST receives a monthly fee comprised of a fixed base fee plus a fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month.

The Trust, on behalf of the Funds, has entered into a custody agreement (the “Custody Agreement”) with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s Fund securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Fund’s account, cash, securities and other assets of the Funds. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub- custodian agreements with a number of foreign banks and clearing agencies, pursuant to which Fund securities purchased outside the United States are maintained in the custody of these entities. At year end, certain of the Funds maintain significant cash balances with the Custodian or its affiliates. These balances are presented as cash on each Fund’s Statement of Assets and Liabilities.

The Adviser has contractually agreed to limit the expenses of certain Funds (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which a Fund may invest (except as noted in the table below), 12b-1 fees and extraordinary expenses not incurred in the ordinary course of such Fund’s business) through April 30, 2021 (unless the Board consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to make payments or waive or limit its fees so that the total annual operating expenses do not exceed the following annual rates:

Funds:	Total Expense Limited For All Share Classes to (% of daily net assets)
1290 Convertible Securities**	0.90%
1290 Diversified Bond	0.50
1290 DoubleLine Dynamic Allocation*, ***	0.95
1290 GAMCO Small/Mid Cap Value*	1.00
1290 Global Talents	1.00
1290 High Yield Bond***	0.75
1290 Low Volatility Global Equity*	0.65

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

Funds:	Total Expense Limited For All Share Classes to (% of daily net assets)
1290 Multi-Alternative Strategies*	1.40%
1290 Retirement 2020*	0.65
1290 Retirement 2025*	0.65
1290 Retirement 2030*	0.65
1290 Retirement 2035*	0.65
1290 Retirement 2040*	0.65
1290 Retirement 2045*	0.65
1290 Retirement 2050*	0.65
1290 Retirement 2055*	0.65
1290 Retirement 2060*	0.65
1290 SmartBeta Equity	0.90

*	Includes fees and expenses of other investment companies in which the Fund invests.
**	Effective October 1, 2019.
***	Effective January 1, 2019.

Prior to October 1, 2019 the expense limitation was as follows:

Funds:	Total Expense Limited For All Share Classes to (% of daily net assets)
1290 Convertible Securities	1.00%

Prior to January 1, 2019, the expense limitations were as follows:

Funds	Total Expense Limited For All Share Classes to (% of daily net assets)
1290 Convertible Securities	1.05%
1290 DoubleLine Dynamic Allocation*	1.00
1290 High Yield Bond	0.80

*	Includes fees and expenses of other investment companies in which the Fund invests.

1290 Asset Managers first waives its advisory fees, then waives its administration fees, and then reimburses the Fund’s expenses out of its own resources. Each Fund may at a later date reimburse to 1290 Asset Managers the advisory fees waived or other expenses assumed and paid for by 1290 Asset Managers pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Fund will be made unless the Fund’s total annual expense ratio is less than the respective percentages stated above for the respective period. Any reimbursement, called recoupment fees on the Statement of Operations of the Fund, will be based on the earliest fees waived or assumed by 1290 Asset Managers. During the year ended October 31, 2019, the Funds did not incur recoupment fees. At October 31, 2019, under the Expense Limitation Agreement, the amount that would be recoverable from each Fund is as follows:

	Amount Eligible Through			Total Eligible For Reimbursement
Funds:	2020	2021	2022
1290 Convertible Securities	$—	$—	$149,972	$149,972
1290 Diversified Bond	311,753	350,461	436,563	1,098,777
1290 DoubleLine Dynamic Allocation	—	—	229,925	229,925

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2019

	Amount Eligible Through			Total Eligible For Reimbursement
Funds:	2020	2021	2022
1290 GAMCO Small/Mid Cap Value	$198,074	$292,540	$407,167	$897,781
1290 Global Talents	198,217	196,463	210,795	605,475
1290 High Yield Bond	—	—	227,837	227,837
1290 Low Volatility Global Equity	93,099	138,255	133,039	364,393
1290 Multi-Alternative Strategies	163,049	141,540	152,126	456,715
1290 Retirement 2020	96,299	139,205	148,122	383,626
1290 Retirement 2025	96,317	140,647	164,119	401,083
1290 Retirement 2030	95,969	136,903	137,980	370,852
1290 Retirement 2035	96,339	139,321	143,164	378,824
1290 Retirement 2040	96,423	136,054	133,015	365,492
1290 Retirement 2045	97,023	138,025	137,163	372,211
1290 Retirement 2050	96,472	136,781	133,264	366,517
1290 Retirement 2055	96,529	136,944	132,927	366,400
1290 Retirement 2060	96,563	136,329	133,636	366,528
1290 SmartBeta Equity	198,111	208,207	236,252	642,570

During the year ended October 31, 2019, FMG LLC voluntarily waived fees for certain Funds. These amounts are included in Voluntary waiver from investment adviser on the Statement of Operations for each Fund and are not eligible for recoupment.

FMG LLC also voluntarily agreed to forgo any amounts eligible for recoupment that were waived or reimbursed prior to December 31, 2018 in conjunction with the expense limitation change effective January 1, 2019 for 1290 Convertible Securities, 1290 DoubleLine Dynamic Allocation and 1290 High Yield Bond.

Note 3	Sales Charges

The Distributor receives sales charges on the Funds’ Class A and Class T shares and the proceeds of contingent deferred sales charges paid by the investor in connection with certain redemptions of the Funds’ Class A shares. The Distributor has advised the Funds that for the year ended October 31, 2019, the proceeds retained from sales and redemptions are as follows:

	Class A		Class T
Funds:	Front End Sales Charge	Contingent Deferred Sales Charge	Front End Sales Charge
1290 Convertible Securities	$3,672	$—	$—
1290 Diversified Bond	39,483	—	—
1290 DoubleLine Dynamic Allocation	19,877	—	—
1290 GAMCO Small/Mid Cap Value	43,071	—	—
1290 Global Talents	16,323	—	—
1290 High Yield Bond	9,809	—	—
1290 Multi-Alternative Strategies	2,844	—	—
1290 SmartBeta Equity	47,303	—	—

Sales loads and contingent deferred sales charges imposed on purchases and redemptions of Fund shares are retained by the Trust’s Distributors and do not represent expenses or income of the Funds.

Note 4	Compensation of Officers

Each officer of the Trust is an employee of AXA Equitable, FMG LLC and/or AXA Distributors, LLC. No officer of the Trust, other than the Chief Compliance Officer, receives

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Concluded)

October 31, 2019

compensation paid by Trust. During the year ended October 31, 2019, the Chief Compliance Officer received, from the three trusts in the fund complex, compensation in the amount of $75,000, of which the Trust paid $181.

Note 5	Percentage of Ownership by Affiliates

At October 31, 2019, 1290 Asset Managers and AXA Equitable held investments in each of the Funds as follows:

Funds:	Percentage of Ownership
1290 Convertible Securities	89%
1290 Diversified Bond	37
1290 DoubleLine Dynamic Allocation	90
1290 GAMCO Small/Mid Cap Value	42
1290 Global Talents	91
1290 High Yield Bond	75
1290 Low Volatility Global Equity	84
1290 Multi-Alternative Strategies	57
1290 Retirement 2020	99
1290 Retirement 2025	100
1290 Retirement 2030	99
1290 Retirement 2035	99
1290 Retirement 2040	99
1290 Retirement 2045	99
1290 Retirement 2050	100
1290 Retirement 2055	100
1290 Retirement 2060	100
1290 SmartBeta Equity	53

Note 6	Subsequent Events

The Adviser evaluated subsequent events from October 31, 2019, the date of these financial statements, through the date these financial statements were issued. There were no subsequent events to disclose.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of 1290 Funds and Shareholders of each of the eighteen funds listed in the table below:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (constituting 1290 Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

1290 Convertible Securities Fund	1290 Retirement 2025 Fund
1290 Diversified Bond Fund	1290 Retirement 2030 Fund
1290 DoubleLine Dynamic Allocation Fund	1290 Retirement 2035 Fund
1290 GAMCO Small/Mid Cap Value Fund	1290 Retirement 2040 Fund
1290 Global Talents Fund	1290 Retirement 2045 Fund
1290 High Yield Bond Fund	1290 Retirement 2050 Fund
1290 Low Volatility Global Equity Fund	1290 Retirement 2055 Fund
1290 Multi-Alternative Strategies Fund	1290 Retirement 2060 Fund
1290 Retirement 2020 Fund	1290 SmartBeta Equity Fund

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 16, 2019

We have served as the auditor of one or more investment companies in the AXA FMG LLC — advised mutual fund complex since 1997.

1290 FUNDS

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED OCTOBER 31, 2019 (UNAUDITED)

At a meeting held on July 16-18, 2019, the Board of Trustees (the “Board”) of 1290 Funds (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and AXA Equitable Funds Management Group, LLC (d/b/a 1290 Asset Managers®) (“1290 Asset Managers” or the “Adviser”) and, as applicable, the renewal of the Investment Sub-Advisory Agreement (each, a “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Adviser and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”), as shown in the table below with respect to the Funds listed, for an additional one-year term.

Funds	Agreement(s) Renewed by the Trust’s Board with respect to the Funds
1290 Low Volatility Global Equity Fund 1290 Multi-Alternative Strategies Fund	Advisory Agreement with 1290 Asset Managers

1290 Retirement 2020 Fund

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

1290 Retirement 2060 Fund

(collectively, the “1290 Retirement Funds”)

1290 Convertible Securities Fund	Advisory Agreement with 1290 Asset Managers Sub-Advisory Agreement with Palisade Capital Management LLC

1290 Diversified Bond Fund	Advisory Agreement with 1290 Asset Managers Sub-Advisory Agreement with Brandywine Global Investment Management LLC (“Brandywine”)

1290 DoubleLine Dynamic Allocation Fund	Advisory Agreement with 1290 Asset Managers Sub-Advisory Agreement with DoubleLine Capital LP and DoubleLine Equity LP

1290 GAMCO Small/Mid Cap Value Fund	Advisory Agreement with 1290 Asset Managers Sub-Advisory Agreement with GAMCO Asset Management, Inc.

1290 Global Talents Fund	Advisory Agreement with 1290 Asset Managers Sub-Advisory Agreement with AXA Investment Managers Inc. (“AXA IM”)

1290 High Yield Bond Fund	Advisory Agreement with 1290 Asset Managers Sub-Advisory Agreement with AXA IM

1290 SmartBeta Equity Fund	Advisory Agreement with 1290 Asset Managers Sub-Advisory Agreement with AXA Rosenberg Investment Management LLC (“AXA Rosenberg”)

In reaching its decision to renew the Agreement(s) with respect to each Fund, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Fund and its shareholders. The Board further considered all factors it deemed relevant with respect to each Fund, including: (1) the nature, quality and extent of the overall services to be provided to the Fund by the Adviser, the relevant Sub-Adviser and, where applicable, their respective affiliates, including the investment performance of the Fund; (2) the level of the Fund’s advisory fee and, where applicable, sub-advisory fee, and the Fund’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by, and the profits to be realized by, the Adviser and its affiliates from their relationships with the Fund; (4) the anticipated effect of growth and size on the Fund’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with shareholders; and (5) “fall-out” benefits that may accrue to the Adviser, the relevant Sub-Adviser and their respective affiliates (that is, indirect benefits that they would not receive but for their relationships with the Fund). In considering each Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

In connection with its deliberations, the Board took into account information (both written and oral) provided to the Board, including its various committees, throughout the year, as well as information provided specifically in connection with the annual renewal process. The Trustees also recognized that the contractual arrangements for the Funds have been reviewed by the Trustees and discussed with the Adviser in prior years and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Information provided and discussed throughout the year included investment performance reports and related financial and general market outlook information for each Fund, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; legal and compliance matters; shareholder and other services and support provided to the Funds by the Adviser, the relevant Sub-Adviser and their respective affiliates; actual and potential conflicts of interest that could impact the business operations and relationships of the Adviser and the Trust or affect the Adviser’s recommendations about Sub-Advisers; sales and marketing activity; and risk management. In addition, the sub-groups of the Board’s Investment Committee, composed of Independent Trustees, met individually and engaged in extensive discussions, along with management representatives and outside legal counsel, with Sub-Advisers during in-person presentations made at regularly scheduled Investment Committee meetings during the year.

Information provided and discussed specifically in connection with the annual renewal process included a report prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. Broadridge provided its report directly to the Independent Trustees and included in its report comparative fee, expense, and investment performance information for each Fund. The materials provided by Broadridge in connection with the July 2019 annual renewal process reflected certain enhancements to the presentation and format of the materials provided by Broadridge in connection with the July 2018 annual renewal process. The enhancements were based on a review of the materials by the Independent Trustees, in consultation with their independent legal counsel, intended to ensure that the Independent Trustees continue to receive comparative fee, expense, and investment performance information in a format that enhances their review of the Funds’ investment advisory arrangements. The additional material prepared by management generally included Fund-by-Fund information showing each Fund’s average net assets; advisory fees and, where applicable, sub-advisory fees; expense ratios; expense limitation arrangements; investment performance (in addition to the performance information prepared by Broadridge); and profitability information, including information regarding the profitability of the Adviser’s operations on an overall Trust basis, as well as on a Fund-by-Fund basis. In addition, for each Fund, the Adviser and the relevant Sub-Adviser provided separate materials describing the Fund’s investment performance over various time periods and the services provided and the fees charged with respect to the Fund, and discussing whether the Fund had performed as expected over time and other matters.

The annual renewal process extends over at least two regular meetings of the Board in June and July to ensure that the Adviser and the Sub-Advisers have time to respond to any questions the Independent Trustees may have on their initial review of the materials and that the Independent Trustees have time to consider those responses. The Independent Trustees also held a conference call in advance of the meeting at which the Board approved the renewal of the Agreements to review the information provided and communicated follow-up questions for management to address at the renewal meeting. The Independent Trustees also met in executive sessions during the meeting to discuss the Agreements and the information provided. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions and negotiations regarding the Agreements. As noted below, as a result of these extensive discussions and negotiations, the Adviser proposed to lower the contractual expense limitation arrangement for one of the Funds. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the proposed renewal of the Agreements. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreements.

The Board also noted that the Trust is an affiliated investment company of EQ Advisors Trust and AXA Premier VIP Trust, which are also managed by the Adviser, and that all of the Board members also currently serve on the Boards of Trustees of EQ Advisors Trust and AXA Premier VIP Trust. The Board also noted that each Sub-Adviser other than Brandywine currently serves as investment sub-adviser for one or more portfolios, or allocated portion(s) of portfolio(s), of EQ Advisors Trust (such Sub-Advisers together, the “EQAT Sub-Advisers”). The Trustees took into account information relating to the Adviser and the EQAT Sub-Advisers provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust, at prior meetings of the Board of Trustees of EQ Advisors Trust, and the Trustees noted their experience and familiarity with the Adviser, the EQAT Sub-Advisers, and the portfolios of EQ Advisors Trust and AXA Premier VIP Trust gained from their service on the Boards of Trustees of EQ Advisors Trust, AXA Premier VIP Trust, and the Trust.

Although the Board approved the renewal of the Agreements for all of the Funds at the same Board meeting, the Board considered each Fund separately. In approving the renewal of the relevant Agreement(s) with respect to each Fund, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the advisory fee and, where applicable, sub-advisory fee were fair and reasonable and that the renewal of the Agreement(s) was in the best interests of the applicable Fund and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Fund and its shareholders by the Adviser, the relevant Sub-Adviser and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s and each relevant Sub-Adviser’s responsibilities with respect to each Fund and the Adviser’s and each relevant Sub-Adviser’s experience in serving as an investment adviser for the Fund(s) and for portfolios and accounts similar to the Fund(s) each advises, including, as applicable, portfolios or allocated portion(s) of portfolio(s) of EQ Advisors Trust and AXA Premier VIP Trust.

With respect to the Adviser, the Board considered that the Adviser is responsible for, among other things, developing investment strategies for the Funds (and the portions thereof); researching, selecting and hiring Sub-Advisers, conducting ongoing “due diligence” on and monitoring Sub-Advisers, and, when necessary or advisable, terminating or replacing Sub-Advisers; allocating and rebalancing Fund assets among Sub-Advisers; overseeing the selection of investments for the Funds (or the portions thereof) that the Sub-Advisers sub-advise; making investment decisions for the Funds (or the portions thereof) that it manages directly; monitoring and evaluating the performance of the Funds (or the portions thereof); monitoring the investment operations and composition of the Funds (or the portions thereof) and, in connection therewith, monitoring compliance with the Funds’ investment objectives, policies and restrictions, as well as the Funds’ compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Funds among the Sub-Advisers and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Funds. The Board also considered information regarding the Adviser’s process for selecting and monitoring the Sub-Advisers and the other service providers to the Funds and its process for making investment decisions for the Funds (or the portions thereof) that it manages directly, as well as information regarding the qualifications and experience of, and resources available to, the personnel who perform those functions with respect to the Funds. The Board further considered that the Adviser also provides the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on the Trust and its assets. The Board also considered that the Adviser has assumed significant entrepreneurial risk in sponsoring the Funds and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to the Funds. The Board considered that the Adviser’s responsibilities include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Funds. The Board also considered information regarding, and met regularly with the Trust’s Director of Risk to discuss, the Adviser’s ongoing risk management activities and reporting.

With respect to the Sub-Advisers, the Board considered that each Sub-Adviser, subject to the oversight of the Adviser, is responsible for making investment decisions for the Fund(s) (or the portion(s) thereof) that it sub-advises; placing with brokers or dealers orders for the purchase and sale of investments for the Fund(s) (or the portion(s) thereof) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Sub-Adviser’s process for selecting investments for the Fund(s) (or the portion(s) thereof) that it sub-advises, as well as information regarding the qualifications and experience of the Sub-Adviser’s portfolio managers who provide services to the Fund(s). The Board also considered information regarding each Sub-Adviser’s procedures for executing portfolio transactions for the Fund(s) (or the portion(s) thereof) that it sub-advises and procedures for selecting brokers and dealers and, where applicable, obtaining research from those brokers and dealers.

The Board also considered, among other factors, periodic reports provided to the Board regarding the services provided by the Adviser, the Sub-Advisers and, where applicable, their affiliates. In addition, the Board considered the allocation of Fund brokerage, including allocations to broker-dealers affiliated with the Adviser or a Sub-Adviser. The Board also considered the use of “soft” commission dollars to pay for research services, as applicable. In this regard, the Board also considered the Adviser’s and each Sub-Adviser’s trading experience and received information regarding how the Adviser and each Sub-Adviser seek to achieve “best execution” on behalf of a Fund (or portion thereof), including a report by an independent portfolio trading analytical firm. The Board also considered the Trust’s Chief Compliance Officer’s evaluation of the Adviser’s and each Sub-Adviser’s compliance programs, policies and procedures, including those relating to cybersecurity, and any compliance matters involving the Adviser and any applicable Sub-Adviser that had been brought to the Board’s attention during the year. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser and the Sub-Advisers and reviewed information regarding the Adviser’s and each Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Funds. The Board also considered information as to the overall amount of assets sub-advised by each Sub-Adviser and noted the largest Sub-Adviser relationships. In addition to periodic reports throughout the year, the Independent Trustees received information about business relationships that the Adviser and/or its affiliates, including AXA Equitable Life Insurance Company, have with Sub-Advisers and/or their affiliates in addition to the relationships involving the Funds. In this regard, the Board also received materials regarding the practices, policies and procedures adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

The Board also considered the benefits to shareholders from participation in a Fund sponsored by the Adviser, including the Adviser’s experience operating a large fund complex that offers a wide range of portfolios, sub-advisers and investment styles. The Board likewise considered that shareholders have chosen to invest in mutual funds sponsored by the Adviser. In addition, the Board considered the nature, quality and extent of the administrative, shareholder servicing and distribution support services that the Adviser and its affiliates provide to the Funds and their shareholders. The Board also noted that, throughout the past year, the Adviser and its affiliates had continued or undertaken initiatives intended to enhance various aspects of the Trust’s and the Board’s operations and shareholders’ experience with the mutual funds sponsored by the Adviser. The Board noted that two new Independent Trustees, who had been serving as consultants to the

Board and attending Board meetings since September 1, 2018, were elected to the Board effective January 1, 2019. The Board also noted strategic and other actions and initiatives that the Adviser had identified, including actions and initiatives that are part of a broader effort to coordinate and enhance the collective efficiency of the governance and oversight of the fund complex and provide for potential cost savings to shareholders that may result from such efficiencies. In this regard, the Board also noted that the Adviser continually reviews the overall line-up of investment options and conducts in-depth analysis of its entire fund complex to provide recommendations to the Board to streamline and strengthen the fund complex’s line-up.

The Board also considered strategic and other actions taken by the Adviser in response to recent events within the mutual fund industry, including actions taken in response to regulatory initiatives, as well as other significant judicial and other developments affecting the mutual fund industry. The Board also considered strategic and other actions taken by the Adviser and the Sub-Advisers in response to recent market conditions and considered the overall performance of the Adviser and the Sub-Advisers in this context. In this regard, among other things, the Board also requested and received throughout the past year information from the Adviser and various service providers on various topics impacting all mutual funds, including pricing and valuation of portfolio securities; liquidity risk management; cybersecurity; new reporting and disclosure requirements for mutual funds; trustee independence; and evolving technologies in the mutual fund industry. The Board noted that certain of these topics may present significant ongoing challenges for mutual funds and result in an increase in the responsibilities and costs of mutual fund service providers, including the Adviser.

The Board also considered that, since the July 2018 annual renewal process, the Adviser and its affiliates had continued to update the Board on matters relating to the ongoing sale by AXA S.A. (“AXA”), the Adviser’s ultimate parent company, of its remaining ownership interest in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”) — and, indirectly, the Adviser — through a series of sales of AEH’s common stock (the “Sell-Down Plan”). In this regard, the Board also noted that it had received from the Adviser and its affiliates representations that their separation from AXA as contemplated by the Sell-Down Plan would not lead to a reduction in the quality or scope of portfolio management, administrative, regulatory compliance and other services provided by those firms to the Funds.

For purposes of evaluating the nature, quality and extent of the overall services provided to each Fund, the Board also took into account discussions with the Adviser and the relevant Sub-Adviser about Fund investment performance that occur at Board and Investment Committee meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Fund reviews and other detailed reports to the Board on Fund performance, the Board periodically considered information regarding each Fund’s performance over various time periods on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”) and/or a custom blended index developed by the Adviser that comprises broad-based indexes (“blended benchmark”), and a peer group of other mutual funds deemed by Broadridge to be comparable to the Fund (“peer group”). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and/or rolling period total returns. The Board also considered certain information, reflected in Appendix A, provided to the Board regarding each Fund’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one- and three-year periods, as applicable, and since inception periods ended March 31, 2019. The Board noted that this information supplemented other performance information provided to the Board throughout the year and in connection with the annual renewal process. The Board also considered information, provided directly to the Board by Broadridge, regarding each Fund’s performance over various time periods relative to a benchmark and/or a blended benchmark and peer groups. The Board noted that the Funds have relatively short operating histories and also took note of the relatively small size of each Fund and the likely impact that a Fund’s size has on its relative expenses and performance.

The Board received a description of, and factored into its evaluation of each Fund’s performance the limitations inherent in, Broadridge’s methodology for developing and constructing peer groups and determining, from year to year, which mutual funds should be included in which peer groups, among other things. The Board also noted that the number of mutual funds included in a peer group may be relatively small and may differ significantly from peer group to peer group and from year to year and that the constituent mutual funds included in a peer group also may differ from year to year, which, among other factors, can limit the relevance of the comparisons. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Broadridge provided a useful measure of comparative performance.

In evaluating the Funds’ performance, the Board also took into account factors including general market conditions (including the amount of volatility in the market over the past year); the “style” in which the Funds are managed, as applicable, and whether that style is in or out of favor in the market; issuer-specific information; and fund cash flows. In this regard, the Board also noted how changes in time periods for performance calculations (for example, whether a one-year period is from December to December or March to March) can significantly impact a Fund’s returns and peer ranking on a relative basis. The Board also considered that variations in performance among a Fund’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

Allocation Funds

With respect to the performance of the 1290 DoubleLine Dynamic Allocation Fund, the Board considered that the Fund allocates its assets between equity and fixed income investments and is advised by a single Sub-Adviser.

With respect to the performance of each of the 1290 Retirement Funds, the Board considered that each Fund operates as a fund-of-funds and invests in exchange traded securities of other investment companies or investment vehicles (“ETFs”) and recognized, therefore, that each Fund’s performance is based, in part, on the total returns of the ETFs in which it invests. The Board also considered that each of the 1290 Retirement Funds allocates its assets between equity and fixed income investments through its investments in ETFs. The Board also noted that each of the 1290 Retirement Funds had only a short operating history on which to evaluate performance.

The Board also factored into its evaluation of each Fund’s performance the limitations inherent in comparing the performance of asset allocation funds, such as the Funds, which may invest in equity and fixed income investments, to the performance of a peer group that includes funds that may allocate their assets between equity and fixed income investments in different percentages over time than the Funds and among other asset classes.

Active Funds

With respect to the performance of the 1290 Convertible Securities, 1290 Diversified Bond, 1290 GAMCO Small/Mid Cap Value, 1290 Global Talents, 1290 High Yield Bond and 1290 SmartBeta Equity Funds, the Board considered that each Fund is actively managed and advised by a single Sub-Adviser. The Board also noted that, in connection with a restructuring of the 1290 Diversified Bond Fund on or about June 15, 2018, the Fund had replaced its two former sub-advisers with a new sub-adviser, and changed its investment objective, policies and strategy, performance benchmark, and fee and expense structure and, therefore, the Board focused on the Fund’s performance since that time. The Board also noted that the 1290 Global Talents Fund had only a short operating history on which to evaluate performance. The Board also noted that, prior to January 1, 2018, the 1290 SmartBeta Equity Fund did not integrate Environmental, Social and Governance filters into its portfolio construction process.

With respect to the performance of the 1290 Low Volatility Global Equity and 1290 Multi-Alternative Strategies Funds, the Board considered that each Fund operates as a fund-of-funds and invests in ETFs and recognized, therefore, that each Fund’s performance is based, in part, on the total returns of the ETFs in which it invests. The Board also noted that the 1290 Low Volatility Global Equity Fund had only a short operating history on which to evaluate performance.

All Funds

The Board and the Adviser discussed the performance of each Fund, including whether the Fund had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Fund’s underperformance for certain periods relative to its peer group and/or benchmark and/or blended benchmark, as applicable, and efforts to improve the Fund’s performance. Where applicable, the Board also considered steps that the Adviser and, where applicable, the relevant Sub-Adviser had taken to address a Fund’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Fund and any changes to the investment strategies of a Fund. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Fund’s Agreement(s) and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Fund’s underperformance.

Based on its review and the explanations provided by the Adviser and, where applicable, the relevant Sub-Adviser regarding the performance of each Fund, the Board determined, with respect to each Fund, that (i) the Fund and its shareholders would benefit from the Adviser’s and, where applicable, the relevant Sub-Adviser’s continued management of the Fund, and (ii) the nature, quality and extent of the overall services provided by the Adviser, the relevant Sub-Adviser and, where applicable, their respective affiliates were appropriate for the Fund in light of its investment objective(s) and, thus, supported a decision to approve the renewal of the Agreement(s).

Expenses

The Board considered each Fund’s advisory fee and, where applicable, sub-advisory fee in light of the nature, quality and extent of the overall services provided by the Adviser and, where applicable, the relevant Sub-Adviser. The Board also reviewed comparative fee and expense information for each Fund provided directly to the Board by Broadridge. For the 1290 Diversified Bond Fund, the comparative fee and expense information was based upon the Fund’s new fees and expenses that went into effect in connection with the Fund’s June 2018 restructuring and were provided to Broadridge by the Adviser. The information provided by Broadridge included an analysis of how each Fund’s contractual advisory fee, actual advisory fee, other expense components, and total expense ratio compared with those of peer groups of other mutual funds selected by Broadridge as constituting an appropriate expense comparison for the Fund (a Fund’s “Broadridge category”). For each Fund, Broadridge provided information on the Fund’s contractual advisory fee in comparison with the contractual advisory fee that would have been charged by other funds within a Broadridge category assuming the other funds were similar in size to the Fund, as well as information on the Fund’s actual advisory fee and total expense ratio in comparison with those of other funds within a Broadridge category. The advisory fee analysis includes within such fee any separate administrative fee paid by a fund, including the administrative fee a Fund paid to the Adviser in its capacity as administrator for the Fund. The contractual advisory fee analysis does not take into account any fee reimbursements or waivers, whereas the actual advisory fee analysis does take into account any advisory (including any administrative) fee reimbursements or waivers that benefit a fund. The total expense ratio represents a fund’s total net operating expenses and takes into account any expense reimbursements or fee waivers that benefit a fund. Broadridge provided, and the Board considered, total expense ratio comparisons including and excluding any 12b-1 or non 12b-1 service fees and, as applicable, including fees and expenses of any underlying funds in which a fund invests.

Except for the 1290 Diversified Bond Fund, the Broadridge expense data was based upon historical information taken from each Fund’s audited annual report for the period ended October 31, 2018. For the 1290 Diversified Bond Fund, the Broadridge expense data was based upon the Fund’s new fees and expenses that went into effect in connection with the Fund’s June 2018 restructuring and were provided to Broadridge by the Adviser. Broadridge provided expense data for Class I shares of each Fund. The Board reviewed the expense data for Class I shares as a proxy for all of a Fund’s share classes. In this regard, the Board noted that the expenses for a Fund’s Class I shares are generally lower than the expenses for a Fund’s other share classes and that the expense comparisons may differ for different classes. Fund-specific contractual advisory fee and total expense ratio comparisons are provided below. The total expense ratio comparisons exclude any 12b-1 or non 12b-1 service fees. For the funds-of-funds and certain other Funds as noted below, the total expense ratio comparisons include fees and expenses of any underlying funds in which a fund invests. The Board also took note of the relatively small size of each Fund and the likely impact that a Fund’s size has on its relative expenses.

The Board received a description of, and factored into its evaluation of each Fund’s fees and expenses the limitations inherent in, Broadridge’s methodology for developing and constructing Broadridge categories and for determining, from year to year, which mutual funds should be included in which Broadridge categories, among other things. The Board recognized these inherent limitations and, taking into account commentary and supporting data presented by management, also recognized that comparisons between a Fund and other mutual funds in a Broadridge category may not be as relevant in certain circumstances, given that in some cases a Fund may exhibit notable differences (for example, in its objective(s), management techniques, and relative size) when compared to other mutual funds in a Broadridge category. The Board also noted that the number of mutual funds included in a Broadridge category may be relatively small and may differ significantly from category to category and from year to year and that the constituent mutual funds included in a

Broadridge category (as well as their respective advisory/administrative fees and total expense ratios) also may differ from year to year, which can limit the relevance of the comparisons. The Board also noted that there is no standard definition of advisory and administrative services, meaning that different mutual funds may receive different services, rendering fee and expense comparisons more difficult. Nonetheless, the Board believed that the independent analysis conducted by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s advisory fee and total expense ratio. The Board also considered that the full effects of certain expense changes that the Adviser had agreed to implement during 2018 were not reflected in the Broadridge expense data, but that all current fees and expenses of each Fund are explicitly disclosed in Fund offering documents.

In addition, with respect to each sub-advised Fund, the Board further considered the relative levels of the sub-advisory fee paid to the relevant Sub-Adviser and the advisory fee retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the relevant Sub-Adviser, and the information prepared by management regarding the level of profits realized by the Adviser in connection with its operation of the Fund. The Board also considered the sub-advisory fee paid to each Sub-Adviser in light of fees charged by the Sub-Adviser to similar funds advised or sub-advised by the Sub-Adviser.

Allocation Funds

The Board considered that the contractual advisory fee for the 1290 DoubleLine Dynamic Allocation Fund and each of the 1290 Retirement Funds was above the median for the Fund’s respective Broadridge category. The Board also considered that the total expense ratio for the Class I shares of each of these Funds was above the median for the Fund’s respective Broadridge category. For each Fund, the total expense ratio included the fees and expenses of the underlying funds in which the Fund invests.

The Board also considered each 1290 Retirement Fund’s advisory fee rate relative to the advisory fee rates of other portfolios managed by the Adviser that, like the Funds, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Fund and other funds-of-funds managed by the Adviser.

Active Funds

The Board considered that the contractual advisory fee for the 1290 Low Volatility Global Equity Fund was below the median for the Fund’s Broadridge category. The Board also considered that the total expense ratio for the Class I shares of the Fund was below the median for the Fund’s Broadridge category. The total expense ratio included the fees and expenses of the underlying funds in which the Fund invests.

The Board considered that the contractual advisory fee for each of the 1290 Diversified Bond, 1290 Multi-Alternative Strategies and 1290 SmartBeta Equity Funds was above (but, in the case of the 1290 SmartBeta Equity Fund, within five basis points of) the median for the Fund’s respective Broadridge category. The Board also considered that the total expense ratio for the Class I shares of each of these Funds was at or below the median for the Fund’s respective Broadridge category. For the 1290 Multi-Alternative Strategies Fund, the total expense ratio included the fees and expenses of the underlying funds in which the Fund invests.

The Board considered that the contractual advisory fee for each of the 1290 Convertible Securities, 1290 GAMCO Small/Mid Cap Value, 1290 Global Talents and 1290 High Yield Bond Funds was above (but, in the case of the 1290 GAMCO Small/Mid Cap Value Fund, within five basis points of) the median for the Fund’s respective Broadridge category. The Board also considered that the total expense ratio for the Class I shares of each of these Funds was above the median for the Fund’s respective Broadridge category. For the 1290 GAMCO Small/Mid Cap Value Fund, the total expense ratio included the fees and expenses of underlying funds in which the Fund may invest.

With respect to the 1290 Low Volatility Global Equity and 1290 Multi-Alternative Strategies Funds, the Board also considered each Fund’s advisory fee rate relative to the advisory fee rates of other portfolios managed by the Adviser that, like the Funds, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Fund and other funds-of-funds managed by the Adviser.

All Funds

The Board further considered that the advisory fee rate schedules for all Funds other than the 1290 Retirement Funds include breakpoints that reduce the fee rate as a Fund’s assets increase above certain levels. The Board noted that any such reduction in a Fund’s effective advisory fee would result in corresponding reductions in the Fund’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Fund’s total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that the expense limitation arrangements for each of the 1290 DoubleLine Dynamic Allocation, 1290 GAMCO Small/Mid Cap Value, 1290 Low Volatility Global Equity and 1290 Multi-Alternative Strategies Funds and each of the 1290 Retirement Funds include the fees and expenses of any underlying funds in which a Fund invests and, thus, such fees and expenses would not cause a Fund’s annual operating expenses to exceed its expense limitation. The Board noted that, as a result of these expense limitation arrangements, each Fund’s actual advisory fee was lower than its contractual advisory fee and was either at or below the median for the Fund’s respective Broadridge category.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed to lower the contractual expense limitation arrangement for the 1290 Convertible Securities Fund effective October 1, 2019, and would present this proposal for the Board’s approval at its September 2019 meeting.

Based on its review, the Board determined, with respect to each Fund, that the Adviser’s advisory fee is fair and reasonable, and the Board determined, with respect to each sub-advised Fund, that the Sub-Adviser’s sub-advisory fee is fair and reasonable.

Profitability and Costs

The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Funds during the 12-month period ended December 31, 2018, which was the most recent fiscal year for the Adviser. The Board also considered a year-over-year comparison of profitability information for the one-year periods ended December 31, 2018, 2017, and 2016. The Board noted that the Adviser was heavily subsidizing the Funds’ expenses and that the Funds were not profitable.

In reviewing the Adviser’s profitability analysis, attention was given to the methodology the Adviser followed in determining and allocating costs to each Fund. The Board recognized that cost allocation methodologies are inherently subjective and various cost allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that, although the cost allocation methodology reflected certain changes in the Adviser’s and its affiliates’ cost accounting and other appropriate adjustments, it was consistent with the redesigned cost allocation methodology followed in the profitability report presentation for the Funds made in the prior year. The Board also noted that, in consultation with and through independent legal counsel, the Board’s Audit Committee had engaged an outside consultant to conduct an assessment of the redesigned cost allocation methodology prior to its being integrated into the Adviser’s profitability analysis in connection with the July 2018 annual renewal process. At that time, the Board took into account the consultant’s reported findings that, among other things, the redesigned cost allocation methodology includes expense categories that are reasonable and consistent to the services the Adviser provides to the Funds, the expense categories reviewed are consistent with industry practices and related cost allocation methods, and the allocation of those expenses and associated logic for the allocation to management and administration related revenue categories appear reasonable and consistent with observed industry practices and other established standards. The Board further noted that, in connection with the July 2019 annual renewal process, the Audit Committee had requested that the consultant review and update its prior report in light of the adjustments that had been made to the redesigned cost allocation methodology and that, following such review, the consultant’s aforementioned reported findings remained unchanged. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from changes in rules and other regulations and to adapt to other challenges impacting the mutual fund industry. In addition, the Board considered information prepared by management and from third party sources comparing the profitability of the Adviser on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Adviser) over various time periods.

In addition, with respect to the sub-advised Funds, the Board also noted that the Board and the Adviser generally are aware of the fees charged by the Sub-Advisers to other clients (this information having been provided to the Board and the Adviser by the Sub-Advisers in conjunction with the proposed renewal of the Sub-Advisory Agreements) and that the Adviser believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the Sub-Advisers based on the particular circumstances in each case for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Adviser and not the sub-advised Fund and that many responsibilities related to the advisory function are retained by the Adviser. The Board also noted that the sub-advisory fees paid by the Adviser to AXA IM and AXA Rosenberg, which are affiliates of the Adviser, are considered as possible fall-out benefits.

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Adviser and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of the services provided.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as the Funds grow larger, the extent to which this is reflected in the level of management and administrative fees charged, and whether there is potential for realization of any further economies of scale or efficiencies. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with funds and their shareholders in a variety of ways, including: (i) breakpoints in the advisory fee or other fees so that a fund’s effective fee rate declines as the fund grows in size, (ii) subsidizing a fund’s expenses by making payments or waiving all or a portion of the advisory fee or other fees so that the fund’s total expense ratio does not exceed certain levels, (iii) setting the advisory fee or other fees so that a fund is priced to scale, which assumes that the fund has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a fund and its shareholders. The Board noted that the advisory fee rate schedules for all Funds other than the 1290 Retirement Funds include breakpoints that reduce the fee rate as Fund assets increase above certain levels. The Board also noted that the Adviser was subsidizing each Fund’s expenses by making payments or waiving all or a portion of its management, administrative and other fees so that the Fund’s total expense ratios do not exceed certain contractual levels as set forth in its prospectus. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed to lower the contractual expense limitation arrangement for one of the Funds, as noted above, effective October 1, 2019, and would present this proposal for the Board’s approval at its September 2019 meeting. In addition, the Board considered that the Adviser shares any realized economies of scale with the Funds in other ways, which may include setting a Fund’s fees so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Adviser could lose money in the early stages of a Fund’s operation (and bear the risk that the Fund will never become profitable), while shareholders of the Fund receive the benefit of economies of scale that the Adviser expects the Fund will achieve as it grows. The Board further considered that the Adviser shares any realized economies of scale with the Funds through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide to the Funds and their shareholders, such as hiring additional personnel, providing additional resources in areas relating to management and administration of the Funds, and investing in technology (including cybersecurity improvements).

In addition, the Board noted that the sub-advisory fee schedules for certain Sub-Advisers aggregate the assets managed by the Sub-Adviser in a Fund and in one or more other mutual funds for which the Sub-Adviser serves as investment sub-adviser and the Adviser serves as investment adviser. The Board also noted that the sub-advisory fee schedules for certain Sub-Advisers include breakpoints that reduce the sub-advisory fee rate as applicable Fund assets under the Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee schedule may result in savings to the Adviser and not to shareholders. The Board also noted that the aggregation of assets may result in the affected Fund(s) reaching a breakpoint sooner than if the sub-advisory fee schedule did not aggregate assets, which also has the potential to benefit the Adviser.

Based on its consideration of the factors above and recognizing that the Funds have relatively short operating histories and relatively low asset levels to date, the Board determined that there was a reasonable sharing of any realized economies of scale or efficiencies under the management, administrative and sub-advisory fee schedules at the present time.

Fall-Out and Other Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser also serves as the administrator for the Funds and receives compensation for acting in this capacity. In addition, the Board recognized that AXA IM and AXA Rosenberg, affiliates of the Adviser, serve as Sub-Advisers to certain of the Funds and receive sub-advisory fees that are paid by the Adviser out of the fees that it earns from those Funds. The Board also noted that AXA Distributors, LLC, also an affiliate of the Adviser, provides distribution support services for the Trust pursuant to an agreement with the Trust’s distributor, ALPS Distributors, Inc. AXA Distributors, LLC may receive from the Funds compensation (which may include payments pursuant to Rule 12b-1 plans with respect to their Class A, Class T (when offered for sale), and Class R shares) for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also recognized that other broker-dealers that are affiliated with the Adviser may sell, and earn sales commissions and/or other compensation with respect to, shares of the Funds. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Funds in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

The Board also considered possible fall-out benefits and other types of benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as a Sub-Adviser to its respective Fund(s), may engage in soft dollar transactions. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from a Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. In cases where a Sub-Adviser’s affiliate executed a substantial portion of its respective Fund’s trades, the Board also considered the Sub-Adviser’s trading experience and discussed with the Adviser its monitoring of the Sub-Adviser’s brokerage selection, commission and other trading costs, and quality of execution. The Board also noted that certain Sub-Advisers serve or may serve as investment sub-advisers for other funds advised by the Adviser and receive sub-advisory fees with respect to those funds. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, the Funds and other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with the Adviser. Based on its review, the Board determined that any “fall-out” benefits that may accrue to each Sub-Adviser are fair and reasonable.

1290 Funds Performance Appendix

The Board noted that the following information regarding each Fund’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one- and three-year periods, as applicable, and since inception periods ended March 31, 2019, supplemented other performance information (including performance based on rolling time periods) provided to the Board throughout the year and in connection with the annual renewal process. The performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

1290 Funds Investment Performance

For the periods ended March 31, 2019

		1 Year		3 Year		Since Inception
	Inception Date	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
1290 GAMCO Small/Mid Cap Value Fund - Class A	11/12/2014	2.02	(3.62)	9.99	7.96	7.70	6.32
1290 GAMCO Small/Mid Cap Value Fund - Class T	11/12/2014	2.22	(0.30)	10.27	9.34	7.96	7.33
1290 GAMCO Small/Mid Cap Value Fund - Class I	11/12/2014	2.22	n/a	10.27	n/a	7.96	n/a
1290 GAMCO Small/Mid Cap Value Fund - Class R	11/12/2014	1.75	n/a	9.71	n/a	7.42	n/a
Lipper Small-Cap Core Funds		0.09	n/a	10.06	n/a	6.44	n/a
Russell 2500 Value Index		1.84	n/a	9.85	n/a	6.23	n/a

1290 Convertible Securities Fund - Class A	07/06/2015	5.56	0.80	9.90	8.22	5.62	4.33
1290 Convertible Securities Fund - Class I	07/06/2015	5.80	n/a	10.17	n/a	5.88	n/a
1290 Convertible Securities Fund - Class R	07/06/2015	5.22	n/a	9.60	n/a	5.34	n/a
Lipper Convertible Securities Funds		6.34	n/a	10.68	n/a	6.35	n/a
ICE BofA Merrill Lynch US Convertible Index		7.84	n/a	12.09	n/a	7.33	n/a

1290 Multi-Alternative Strategies Fund - Class A	07/06/2015	0.86	(4.66)	2.20	0.31	1.11	(0.41)
1290 Multi-Alternative Strategies Fund - Class I	07/06/2015	1.02	n/a	2.42	n/a	1.34	n/a
1290 Multi-Alternative Strategies Fund - Class R	07/06/2015	0.61	n/a	1.97	n/a	0.86	n/a
Lipper Alternative Multi-Strategy Funds		(0.72)	n/a	1.91	n/a	0.79	n/a
ICE BofA Merrill Lynch US 3-Month Treasury Bill Index		2.12	n/a	1.19	n/a	0.99	n/a

1290 Global Talents Fund - Class A	04/11/2016	(3.67)	(8.94)			8.84	6.80
1290 Global Talents Fund - Class I	04/11/2016	(3.42)	n/a			9.11	n/a
1290 Global Talents Fund - Class R	04/11/2016	(3.91)	n/a			8.58	n/a
Lipper Global Multi-Cap Growth Funds		3.21	n/a			11.92	n/a
MSCI ACWI (Net) Index		2.60	n/a			11.14	n/a

1290 Low Volatility Global Equity Fund - Class I	02/27/2017	6.40	n/a			8.62	n/a
Lipper Global Multi-Cap Core Funds		0.64	n/a			7.59	n/a
MSCI ACWI Minimum Volatility (Net) Index		9.04	n/a			9.72	n/a
MSCI ACWI (Net) Index		2.60	n/a			8.72	n/a

1290 SmartBeta Equity Fund - Class A	11/12/2014	6.96	1.09	9.70	7.66	7.36	5.99
1290 SmartBeta Equity Fund - Class T	11/12/2014	7.22	4.54	9.96	9.04	7.63	7.00
1290 SmartBeta Equity Fund - Class I	11/12/2014	7.22	n/a	9.96	n/a	7.63	n/a
1290 SmartBeta Equity Fund - Class R	11/12/2014	6.69	n/a	9.40	n/a	7.09	n/a
Lipper Global Large-Cap Core Funds		1.97	n/a	9.99	n/a	5.80	n/a
MSCI World (Net) Index		4.01	n/a	10.68	n/a	6.87	n/a

1290 High Yield Bond Fund - Class A	11/12/2014	4.88	0.16	7.74	6.10	3.89	2.80
1290 High Yield Bond Fund - Class T	11/12/2014	5.15	2.56	8.00	7.08	4.14	3.53
1290 High Yield Bond Fund - Class I	11/12/2014	5.03	n/a	7.99	n/a	4.14	n/a
1290 High Yield Bond Fund - Class R	11/12/2014	4.63	n/a	7.48	n/a	3.64	n/a

		1 Year		3 Year		Since Inception
	Inception Date	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Lipper High Yield Funds		4.39	n/a	6.93	n/a	3.89	n/a
ICE BofA Merrill Lynch US High Yield Index		5.94	n/a	8.69	n/a	4.99	n/a

1290 Diversified Bond Fund - Class A	07/06/2015	4.96	0.28	4.29	2.69	2.94	1.68
1290 Diversified Bond Fund - Class I	07/06/2015	5.30	n/a	4.56	n/a	3.22	n/a
1290 Diversified Bond Fund - Class R	07/06/2015	4.73	n/a	4.02	n/a	2.68	n/a
Lipper Core Plus Bond Funds		4.02	n/a	2.93	n/a	2.70	n/a
Bloomberg Barclays U.S. Aggregate Bond Index		4.48	n/a	2.03	n/a	2.54	n/a

1290 DoubleLine Dynamic Allocation Fund - Class A	03/07/2016	5.01	(0.80)	6.23	4.25	6.71	4.76
1290 DoubleLine Dynamic Allocation Fund - Class I	03/07/2016	5.18	n/a	6.48	n/a	6.95	n/a
1290 DoubleLine Dynamic Allocation Fund - Class R	03/07/2016	4.74	n/a	5.94	n/a	6.43	n/a
Lipper Mixed-Asset Target Allocation Moderate Funds		3.17	n/a	6.74	n/a	6.74	n/a
60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index		7.78	n/a	8.95	n/a	9.57	n/a

1290 Retirement 2020 Fund - Class I	02/27/2017	5.16	n/a			6.13	n/a
Lipper Mixed-Asset Target 2020 Funds		3.24	n/a			5.23	n/a
S&P Target Date 2020 Index		3.94	n/a			5.73	n/a

1290 Retirement 2025 Fund - Class I	02/27/2017	5.50	n/a			6.85	n/a
Lipper Mixed-Asset Target 2025 Funds		3.32	n/a			5.98	n/a
S&P Target Date 2025 Index		3.90	n/a			6.31	n/a

1290 Retirement 2030 I Fund - Class I	02/27/2017	5.60	n/a			7.29	n/a
Lipper Mixed-Asset Target 2030 Funds		3.16	n/a			6.64	n/a
S&P Target Date 2030 Index		3.82	n/a			6.84	n/a

1290 Retirement 2035 Fund - Class I	02/27/2017	5.65	n/a			7.59	n/a
Lipper Mixed-Asset Target 2035 Funds		3.06	n/a			7.43	n/a
S&P Target Date 2035 Index		3.66	n/a			7.30	n/a

1290 Retirement 2040 Fund - Class I	02/27/2017	5.93	n/a			8.01	n/a
Lipper Mixed-Asset Target 2040 Funds		2.89	n/a			7.57	n/a
S&P Target Date 2040 Index		3.59	n/a			7.63	n/a

1290 Retirement 2045 Fund - Class I	02/27/2017	5.98	n/a			8.31	n/a
Lipper Mixed-Asset Target 2045 Funds		2.90	n/a			8.01	n/a
S&P Target Date 2045 Index		3.46	n/a			7.78	n/a

1290 Retirement 2050 Fund - Class I	02/27/2017	6.14	n/a			8.68	n/a
Lipper Mixed-Asset Target 2050 Funds		2.80	n/a			7.87	n/a
S&P Target Date 2050 Index		3.41	n/a			7.93	n/a

1290 Retirement 2055 Fund - Class I	02/27/2017	6.11	n/a			8.99	n/a
Lipper Mixed-Asset Target 2055+ Funds		2.87	n/a			8.21	n/a
S&P Target Date 2055 Index		3.37	n/a			7.99	n/a

1290 Retirement 2060 Fund - Class I	02/27/2017	6.38	n/a			9.17	n/a
Lipper Mixed-Asset Target 2055+ Funds		2.87	n/a			8.21	n/a
S&P Target Date 2060+ Index		3.50	n/a			8.13	n/a

Federal Income Tax Information (Unaudited)

Funds:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
1290 Convertible Securities	0.00%	—%	—%	$820,812
1290 Diversified Bond	0.00	—	—	—
1290 DoubleLine Dynamic Allocation	12.28	—	—	1,627,303
1290 GAMCO Small/Mid Cap Value	100.00	—	—	212,987
1290 Global Talents	100.00	—	—	1,259,775
1290 High Yield Bond	0.00	—	—	—
1290 Low Volatility Global Equity	44.02	3,838	31,638	5,361
1290 Multi-Alternative Strategies	42.72	2,591	21,324	21,640
1290 Retirement 2020	51.47	3,650	40,897	22,023
1290 Retirement 2025	75.75	7,076	70,262	14,712
1290 Retirement 2030	54.67	2,730	25,728	4,009
1290 Retirement 2035	69.79	3,975	37,475	1,252
1290 Retirement 2040	54.01	1,866	17,645	2,736
1290 Retirement 2045	65.08	2,794	26,442	1,428
1290 Retirement 2050	61.23	2,131	20,180	2,824
1290 Retirement 2055	65.01	2,103	19,899	2,655
1290 Retirement 2060	64.96	2,072	19,734	2,604
1290 SmartBeta Equity	72.04	—	—	637,011

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Funds, including general supervision and review of the Funds’ investment activities and their conformity with federal and state law as well as the stated policies of the Funds. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below. The SAI includes additional information about the Trust’s Board and is available at the Funds’ website www.1290funds.com and available without charge upon request by calling 1-888-310-0416 or by sending an e-mail request to 1290funds@dfinsolutions.com.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (1958)	Trustee, President and Chief Executive Officer	From October 1, 2017 to present, Trustee, President and Chief Executive Officer and from June 9, 2014 through September 30, 2017, Trustee, Chairman, President and Chief Executive Officer	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, 1290 Asset Managers; from April 2017 to present, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to April 2017, Managing Director, AXA Equitable Life Insurance Company (“AXA Equitable”); from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer and from July 2004 to April 2017, Senior Vice President, MONY Life Insurance Company of America; from April 2017 to present, Senior Vice President and Chief Investment Officer, PlanConnect, LLC; from July 2004 to present, Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.	145	None

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees
Mark A. Barnard c/o 1290 Funds 1290 Avenue of the Americas New York, NY 10104 (1949)	Trustee	From February 27, 2017 to present	From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director – Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	145	None.
Thomas W. Brock c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1947)	Trustee	From January 1, 2016 to present	From June 2016 to May 2017, Director, President and Chief Executive Officer and from January 2016 to June 2016 Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	145	From December 2012 to January 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2016 to present, Chair and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2); and from 2006 to 2012, Director, Stone Harbor Investment Funds (5).
Michael B. Clement*** c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1957)	Trustee	From January 1, 2019 to present	From 2011 to present, Professor of Accounting, most recently was appointed Department of Accounting Chair effective September 2018, and from 1997 to 2002, Assistant Professor, University of Texas; from 2002 to 2004, Vice President – Global Investment Research, Goldman Sachs; from 1988 to 1991, Vice President – Capital Planning and Analysis, and from 1982 to 1986, Manager – Audit Division, Citicorp; and from 1980 to 1982, Senior Assistant Accountant, Deloitte Haskins & Sells.	145	None.
Donald E. Foley c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From June 9, 2014 to present	From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	145	From 2011 to 2012 Director, and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups; from 2015 to present, Director, BioSig Technologies, Inc.; and from 2015 to present, Director, Wilmington Funds.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Christopher P.A. Komisarjevsky c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1945)	Trustee	From June 9, 2014 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	145	None
H. Thomas McMeekin c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1953)	Trustee	From June 9, 2014 to present	From 2015 to present, CEO of Blue Key Services, LLC., from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	145	From 2015 to present, Director, Blue Key Services LLC; from 2012 to present, Director, Achaean Financial Group; from 2011 to 2012, Director, US Life Insurance Company in the City of New York.
Gloria D. Reeg c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From February 27, 2017 to present	From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director – Global Consulting, Russell Investment Group.	145	None.
Gary S. Schpero c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1953)	Chairman of the Board	From June 9, 2014 to present Independent Trustee, from October 1, 2017 to present, Chairman of the Board and from June 9, 2014 through September 2017, Lead Independent Trustee	Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	145	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long – Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund; from September 2017 to present, Trustee, Blackstone/GSO Floating Rate Enhanced Income Fund.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Kathleen Stephansen*** c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 1, 2019 to present	From 2018 to present and in 2016, Senior Economic Advisor-Henderson Institute Center for Macroeconomics, Boston Consulting Group; From 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research – AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	145	None.
Caroline L. Williams c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From June 9, 2014 to present	From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank) from 1997 to 2009, Director, Hearst-Argyle Television.	145	None.

*	Affiliated with the Adviser.
**

Each Trustee serves during the existence of the Trust until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve. Each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years.

***

Mr. Clement and Ms. Stephansen each served as a consultant to the Board from September 1, 2018, through December 31, 2018. Mr. Clement and Ms. Stephansen began serving as Trustees of the Trust effective as of January 1, 2019.

†

The registered investment companies in the fund complex include the AXA Premier VIP Trust, EQ Advisors Trust and 1290 Funds. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex. Mr. Schpero serves as Chairman of the Board for each such company.

The Trust’s Officers

Each officer of the Trust is an employee of AXA Equitable, FMG LLC, and/or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee, President and Chief Executive Officer from June 2014 to present; Chairman of the Board from June 2014 through September 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, 1290 Asset Managers; from April 2017 to present, Senior Vice President and Chief Investment Officer, AXA Financial, Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to April 2017, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group unit; from July 2004 to October 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer, MONY Financial Services, Inc.; from April 2017 to present, Senior Vice President and Chief Investment Officer and from July 2004 to April 2017, Senior Vice President, MONY Life Insurance Company of America; from April 2017 to present, Senior Vice President and Chief Investment Officer, PlanConnect, LLC; from July 2004 to present, Director, MONY Capital Management, Inc. and Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.
William MacGregor 1290 Avenue of the Americas, New York, New York 10104 (1975)	Chief Legal Officer, Senior Vice President and Secretary	Senior Vice President and Secretary from August 2018 to present; Chief Legal Officer from October 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of AXA Equitable; Executive Vice President and Secretary of 1290 Asset Managers; from January 2017 to June 2018, Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015, Senior Vice President, Secretary and Associate General Counsel of 1290 Asset Managers; from May 2008 to July 2015, Lead Director and Associate Counsel of AXA Equitable.
Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2014 to present	From May 2011 to present, Senior Vice President of 1290 Asset Managers; from February 2011 to present, member of the Board of Directors of 1290 Asset Managers; from February 2003 to present, Lead Director of AXA Equitable.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	From June 2014 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of 1290 Asset Managers; from May 2011 to June 2012, Senior Vice President of 1290 Asset Managers; from September 2011 to present, Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President of AXA Equitable; from July 2004 to January 2011, Director, Enterprise Capital Management, Inc.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer and Vice President	From June 2014 to present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of 1290 Asset Managers; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	From June 2014 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of 1290 Asset Managers; from May 2011 to June 2012, Vice President of 1290 Asset Managers; from February 2007 to present, Lead Director of AXA Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (1968)	Controller	From June 2014 to present	From May 2011 to present, Vice President of 1290 Asset Managers; from September 2008 to present, Senior Director of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From June 2014 to present	From June 2012 to present, Senior Vice President of 1290 Asset Managers; from February 2011 to present member of Board of Directors of 1290 Asset Managers; from May 2011 to June 2012, Vice President of 1290 Asset Managers; and from February 2001 to present, Lead Director, AXA Equitable.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Controller	From June 2014 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (1974)	Assistant Controller	From June 2014 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From September 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of 1290 Asset Managers; from September 2015 to present, Senior Director and Counsel of AXA Equitable. From July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015 Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Victoria Zozulya, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President and Assistant Secretary	From December 2018 to present.	From September 2018 to present, Senior Director and Counsel of AXA Equitable; from May 2011 to March 2014, Compliance Analyst, and from March 2014 to August 2018, Vice President and Assistant General Counsel, Neuberger Berman.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of 1290 Asset Managers. From April 2014 through August 2016, Senior Vice President, Zealot Networks. From September 2008 through April 2012, Vice President of FMG LLC.
Patricia Cox 1290 Avenue of the Americas, New York, New York 10104 (1958)	Vice President and Anti-Money Laundering Compliance Officer	From June 2014 to present	From June 2014 to present, Vice President of 1290 Asset Managers; from April 2014 to present, Senior Director of AXA Equitable; Operations Consultant for Wells Real Estate Funds March 2009-September 2010; Director of Transfer Agent Operations for Wells Real Estate Funds October 2010 - March 2014; Senior VP of Operations for the AXA Enterprise Group of Funds August 2004-August 2008.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From June 2016 to present	From June 2016 to present, Vice President of 1290 Asset Managers; from December 2014 to present, Director of Portfolio Analytics of AXA Equitable; from November 2013 to December 2014, Lead Manager of Portfolio Analytics of AXA Equitable; from January 2011 to November 2013, Financial Services Sector Specialist of FactSet Research Systems.
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1979)	Vice President	From June 2016 to present	From December 2014 to present, member of the Board of Directors; from March 2017 to present, Senior Vice President and Chief Operating Officer of 1290 Asset Managers; and from June 2014 to March 2017, Vice President of 1290 Asset Managers; from October 2013 to present, Senior Director of AXA Equitable; from October 2011 to October 2013, Assistant Vice President of AXA Equitable; and from October 2008 to October 2011, Vice President of Portfolio Valuation at Duff & Phelps.
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From June 2016 to present	From May 2011 to present, Assistant Portfolio Manager of 1290 Asset Managers and from June 27, 2016 to present, Vice President of 1290 Asset Managers; from September 2013 to present, Senior Director of AXA Equitable; and from November 2008 to August 2013, Director of AXA Equitable.
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From June 2016 to present	From March 2013 to present, Pricing and Valuation-Compliance of 1290 Asset Managers and Senior Manager, AXA Equitable; and from May 2009 to December 2012, HSBC, Hedge Fund Investor Services.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From June 2014 to present	From February 2009 to present, Director of AXA Equitable; from April 2015 to present, Vice President of 1290 Asset Managers; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From June 2014 to present	From July 2004 to present, Lead Manager/Legal Assistant for AXA Equitable and from March 2015 to present Assistant Vice President and Assistant Secretary of 1290 Asset Managers.
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From June 2016 to present	From July 2013 to present, Senior Manager/Legal Assistant of AXA Equitable; from July 2008 to June 2013, Lead Associate/Legal Assistant of AXA Equitable.
Bradley Tobin 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President – Director of Risk	From September 2019 to present	From January 2019 to present, Director of Risk Management for AXA Equitable; from February 2004 to December 2016 Investment Management at Prudential Annuities.
Thomas Lewis 1290 Avenue of the Americas, New York, New York 10104 (1987)	Vice President	From September 2019 to present	From July 2019 to present, Vice President of FMG LLC; from January 2019 to present, Senior Director of AXA Equitable; from June 2015 to December 2018, Director of AXA Equitable; from April 2014 to May 2015 Lead Manager of AXA Equitable; from July 2013 to March 2014, Senior Manager of AXA Equitable.
Artemis Brannigan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From September 2019 to present	From August 2019 to present, Senior Director of AXA Equitable; From January 2016 to July 2019, Director of Prudential Financial; From October 2006 to December 2015, Vice President of BlackRock.
Kevin McCarthy 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President	From September 2019 to present	From December 2018 to present, Assistant Portfolio Manager and a Director of AXA Equitable. From August 2015 to November 2018, Lead Manager of AXA Equitable; From October 2013 to August 2015, Senior Quantitative Analyst at Aviva Investors.
Cheryl Cherian 1290 Avenue of the Americas, New York, New York 10104 (1979)	Assistant Secretary	From July 2019 to present	From April 2019 to present, Lead Manager – Legal Assistant of AXA Equitable; and from November 2016 to March 2018 worked at a mutual fund company.
Monica Giron 1290 Avenue of the Americas, New York, New York 10104 (1976)	Assistant Secretary	From July 2019 to present	From June 2019 to present, Lead Manager-Senior Legal Assistant of AXA Equitable; and from August 2015 to May 2019, Senior Paralegal at Gemini Fund Services.

*

The officers in the table above (except Patricia Cox) hold similar positions with other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, AXA Premier VIP Trust and EQ Advisors Trust.

**	Each officer is elected on an annual basis.

PROXY VOTING RESULTS (UNAUDITED)

At a Special Meeting of Shareholders held on November 1, 2018, shareholders of the 1290 Retirement 2060 Fund approved a new investment advisory agreement between AXA Equitable Funds Management Group, LLC dba 1290 Asset Managers® (the “Adviser”) and the Trust, on behalf of the 1290 Retirement 2060 Fund. The results of the shareholder vote are as follows:

Fund	For	Against	Abstain
1290 Retirement 2060 Fund	250,001.145	0.000	0.000

At a Special Meeting of Shareholders held on November 1, 2018, shareholders of the 1290 Retirement 2060 Fund approved upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the Trust, on behalf of the 1290 Retirement 2060 Fund, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan. The results of the shareholder vote are as follows:

Fund	For	Against	Abstain
1290 Retirement 2060 Fund	250,001.145	0.000	0.000

At a Special Meeting of Shareholders held on November 27, 2018, shareholders of the 1290 Retirement 2030 Fund approved a new investment advisory agreement between AXA Equitable Funds Management Group, LLC dba 1290 Asset Managers® (the “Adviser”) and the Trust, on behalf of the 1290 Retirement 2030 Fund. The results of the shareholder vote are as follows:

Fund	For	Against	Abstain
1290 Retirement 2030 Fund	286,711.055	0.000	313.053

At a Special Meeting of Shareholders held on November 27, 2018, shareholders of the 1290 Retirement 2030 Fund approved upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the Trust, on behalf of the 1290 Retirement 2030 Fund, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan. The results of the shareholder vote are as follows:

Fund	For	Against	Abstain
1290 Retirement 2030 Fund	154,055.232	132,655.823	313.053

*******

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-310-0416 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.1290Funds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q. These filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Visit the Funds’ Website: 1290Funds.com

Must be accompanied or preceded by a Prospectus. 1290 Funds are distributed by ALPS Distributors, Inc.	DFIN#808506

© 2019 AXA Equitable Life Insurance Company. All rights reserved.

1290 Avenue of the Americas, New York, NY 10104.

AXA Equitable Life Insurance Company

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Donald E. Foley and Caroline L. Williams serve on its audit committee as “audit committee financial experts” as defined in Item 3. Ms. Williams and Mr. Foley are considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees for fiscal year 2019: $255,705 and for fiscal year 2018: $544,450.

(b) Audit-Related Fees fiscal year 2019: $0 and for fiscal year 2018: $40,698.

(c) Tax Fees for fiscal year 2019: $233,660 and for fiscal year 2018: $228,200.

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d) All Other Fees for fiscal year 2019: $0 and for fiscal year 2018: $0.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)(1)    The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2)    None of the services included in (b) – (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For fiscal year 2019: $523,000 and for fiscal year 2018: $380,398.

(h)    The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the annual report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Close-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)    The Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1290 FUNDS

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
December 27, 2019

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
December 27, 2019